Exhibit 10.106

SALE, PURCHASE AND ESCROW AGREEMENT

BETWEEN

LT Realty Company LLC

and

Liberty Towers Urban Renewal LLC, as Seller

AND

ROSELAND ACQUISITION CORP.,  as Buyer

AND

Stewart Title Guaranty Company, as Escrow Agent

5.5	No Obligation to Cure	11
5.6	Copies of Third Party Reports	12

	ARTICLE VI
	THE CLOSING	12
6.1	Date and Manner of Closing	12
6.2	Delay in Closing; Authority to Close	12

	ARTICLE VII
	PRORATION, FEES, COSTS AND ADJUSTMENTS	13
7.1	Prorations	13
7.2	Seller’s Closing Costs	16
7.3	Buyer’s Closing Costs	16
7.4	Reimbursement of Closing Costs	16

	ARTICLE VIII
	DISTRIBUTION OF FUNDS AND DOCUMENTS	17
8.1	Delivery of the Purchase Price	17
8.2	Other Monetary Disbursements	17
8.3	Recorded Documents	17
8.4	Documents to Buyer	17
8.5	Documents to Seller	17
8.6	All Other Documents	18

	ARTICLE IX
	RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION	18
9.1	Return of Seller’s Documents	18
9.2	Return of Buyer’s Documents	18
9.3	Deposit	18
9.4	Disbursement of Deposit	18
9.5	No Effect on Rights of Parties; Survival	19

	ARTICLE X
	DEFAULT	19
10.1	Seller’s Remedies	19
10.2	Buyer’s Remedies	19

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	ARTICLE XI
	REPRESENTATIONS AND WARRANTIES	20
11.1	Seller’s Warranties and Representations	20
11.2	Buyer’s Warranties and Representations	24
11.3	No Other Warranties and Representations	26

	ARTICLE XII
	CASUALTY AND CONDEMNATION	27

	ARTICLE XIII
	CONDUCT PRIOR TO CLOSING	28
13.1	Conduct	28
13.2	Actions Prohibited	28
13.3	Modification of Existing Leases and Contracts	28
13.4	New Leases and Contracts	29
13.5	Confidentiality	30
13.6	Right to Cure	30
13.7	Rent Ready	30
13.8	Tenant Estoppels	30
13.9	Financial Agreement	31

	ARTICLE XIV
	NOTICES	31

	ARTICLE XV
	TRANSFER OF TITLE AND POSSESSION	32
15.1	Transfer of Possession	32
15.2	Delivery of Documents at Closing	32

	ARTICLE XVI
	GENERAL PROVISIONS	33
16.1	Captions	33
16.2	Exhibits	33
16.3	Entire Agreement	33
16.4	Modification	33
16.5	Attorneys’ Fees	33
16.6	Governing Law	33
16.7	Time of Essence	33
16.8	Survival of Warranties	33
16.9	Assignment by Buyer	34

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16.10	Severability	34
16.11	Successors and Assigns	34
16.12	Interpretation	34
16.13	Counterparts	35
16.14	Recordation	35
16.15	Business Days	35
16.16	Limitation on Liability	35
16.17	Jury Waiver	35
16.18	Like Kind (Section 1031) Exchange	36
16.19	New Jersey Bulk Sales Law	36

	ARTICLE XVII
	ESCROW AGENT DUTIES AND DISPUTES	37
17.1	Other Duties of Escrow Agent	37
17.2	Disputes	39

EXHIBITS

EXHIBIT A	–	Description of Land
EXHIBIT B	–	Form of Assignment and Assumption of Ground Lease
EXHIBIT C	–	Form of Assignment and Assumption of Leases, Contracts and Other Property Interests
EXHIBIT D	–	Form of Bill of Sale
EXHIBIT E	–	Deed
EXHIBIT F	–	Form of Notice to Vendors
EXHIBIT G	–	Form of Notice to Tenants
EXHIBIT H	–	Form of FIRPTA Certificate
EXHIBIT I	–	Title Affidavit
EXHIBIT J	–	Contracts
EXHIBIT K	–	Preliminary Title Report
EXHIBIT L	–	Rent Roll
EXHIBIT M	–	Form of Tenant Estoppel Certificate
–
Schedule 1.3	–	Personal Property
Schedule 4.2.1	–	Permitted Exceptions
Schedule 5.5	–	Must-Cure Items
Schedule 7.1.1	–	Licenses and Permits
Schedule 11.1.9	–	Litigation

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SALE, PURCHASE AND ESCROW AGREEMENT

This Sale, Purchase and Escrow Agreement (this “Agreement”), dated as of June 28, 2019, is made by and between LT Realty Company LLC, a Delaware limited liability company (“Owner”) and Liberty Towers Urban Renewal LLC, a New Jersey limited liability company (“Ground Lessee”, and together with Owner, collectively, “Seller”) and ROSELAND ACQUISITION CORP., a Delaware corporation (“Buyer”) and constitutes (i) a contract of sale and purchase between the parties and (ii) an escrow agreement between Seller, Buyer Stewart Title Guaranty Company (“Escrow Agent”), and Lincoln Land Services, LLC (“Closing Agent”) the consent of which appears at the end hereof.

ARTICLE I

RECITALS

1.1    Real Property.  Owner (i) owns and holds fee title to that certain land (the “Land”) described in Exhibit A, together with all improvements (the “Improvements”) located at 33 Hudson Street, Jersey City, New Jersey (collectively, the “Real Property”), and (ii) is the lessor under that certain Ground Lease dated as of April 6, 2001, by and between Essex Waterfront Owners LLC, a New Jersey limited liability company, as landlord,  and Essex Waterfront Urban Renewal Entity, L.L.C., a New Jersey limited liability company, as tenant, evidenced by that certain Memorandum of Lease recorded April 18, 2001 in the Hudson County, New Jersey Recorder’s Office (“Recorded”)  in Book 5790, page 156, as assigned to Owner, as landlord pursuant to that certain Assignment and Assumption of Ground Lease dated as of January 31, 2011 and Recorded February 9, 2011 in Book 8776, page 486 (collectively, the “Ground Lease”). Ground Lessee is the lessee under the Ground Lease.

1.2    Leasehold. Ground Lessee holds the ground leasehold interest in the Real Property pursuant to the Ground Lease.

1.3    Personal Property.  In connection with the Real Property, Seller has (i) obtained certain governmental permits and approvals, (ii) obtained certain contractual rights including Seller’s right, title and interest in and to the Leases (as hereinafter defined), Contracts (as hereinafter defined)  and other intangible assets, including, without limitation, Seller’s right, title and interest in and to the right to the use of any names (including the name "Liberty Towers"), marks, trademarks, trade names, websites, domain names and telephone numbers and listings employed in connection with the Land or the Improvements or the operations thereon, (iii) obtained certain warranties and guaranties relating to the Land, the Improvements, the Personal Property, if any, and (iv) acquired certain other items of tangible personal property, including, without limitation, fixtures, building systems, furnishings, appliances, and floor and wall coverings, all as set forth on Schedule 1.3 (the foregoing items (i) through (iv) area collectively, the “Personal Property”). The Real Property, the Ground Lease and the Personal Property are collectively referred to as the “Property.”

1.4    Purchase and Sale.  Seller now desires to sell and Buyer now desires to purchase all of Seller’s right, title and interest in and to the Property, upon the terms and covenants and subject to the conditions set forth below.

ARTICLE II

PURCHASE PRICE

2.1    Price.  In consideration of the covenants herein contained, Seller hereby agrees to sell and Buyer hereby agrees to purchase the Property for a total purchase price of Four Hundred Nine Million Dollars ($409,000,000.00) (the “Purchase Price”), which shall be paid by Buyer as follows:

2.1.1    Deposit.  Within three (3) business days following the execution of this Agreement, Buyer shall deliver to Escrow Agent by bank wire of immediately available funds the sum of Two Million Dollars ($2,000,000.00) (together with any interest accrued thereon, the “Deposit”) to insure the full and faithful performance by Buyer of the terms of this Agreement. Within three (3) business days following the expiration of the Investigation Period (as defined in Section 5.3.3), Buyer shall deliver to Escrow Agent, by bank wire transfer of immediately available funds, an additional Ten Million Dollars ($10,000,000.00) (the “Additional Funds”, such money to become part of the Deposit, for an aggregate Deposit of $12,000,000.00), unless Buyer shall have terminated this Agreement in accordance with Section 5.3.  Failure to deliver any portion of the Deposit when due shall be a default by Buyer under this Agreement.

2.1.2    Balance of Purchase Price.  Buyer shall, at or before the Closing (as defined in Section 6.1), deliver to Escrow Agent, by bank wire transfer of immediately available funds, a sum equal to the balance of the Purchase Price.  The balance of the Purchase Price received by Seller at Closing shall be adjusted to reflect any credit of interest to Buyer under Section 2.3 and prorations and other adjustments pursuant to Section 7.1.

2.2    Investments.  Following the collection of the Deposit, Escrow Agent shall, at the direction of Buyer, invest the Deposit in:

(i)    obligations of the United States government, its agencies or independent departments;

(ii)    certificates of deposit issued by a banking institution whose principal office is in New York City; or

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(iii)    an interest-bearing account of a banking institution whose principal office is in New York City.

No investment of the Deposit shall have a maturity date beyond the Closing Date (as defined in Section 6.1).

2.3    Interest on the Deposit.  Any interest earned on the Deposit shall be credited and delivered to the party receiving the Deposit, except however, if the transaction closes, at Closing any interest earned on the Deposit prior to its delivery to Seller shall be paid to Seller and be credited against the Purchase Price.

ARTICLE III

CONDITIONS TO THE PARTIES’ OBLIGATIONS

3.1    Conditions to Buyer’s Obligation to Purchase.  Buyer’s obligation to purchase is expressly conditioned upon each of the following:

3.1.1    Performance by Seller.  Performance in all material respects of the obligations and covenants of, and deliveries required of, Seller hereunder, including, without limitation, making all material deliveries required by Section 4.3.

3.1.2    Delivery of Title and Possession.  Delivery at the Closing of (i) the Deed (as defined in Section 4.3.1) by Owner, (ii) Assignment of Ground Lease (as defined in Section 4.1.2) by Owner and Ground Lessee, and (iii) possession as provided in Section 15.1.

3.1.3    Title Insurance.  Subject to Buyer’s payment of the premium for the Title Policy (as defined below) and satisfaction of any requirements of the Title Company (as defined below) that are imposed on the proposed insured in the Title Report (as defined in Section 5.1.1), delivery at the Closing of a standard 2006 form of American Land Title Association owner’s policy of title insurance (or a signed marked binder thereof) (the “Title Policy”) with liability in the amount of the Purchase Price issued by Lincoln Land Services, LLC, as policy issuing agent for Stewart Title Guaranty Company (the “Title Company”), insuring that the fee title to the Real Property vests in Buyer subject only to the  permitted exceptions set forth in Schedule 4.2.1 (collectively, the “Permitted Exceptions”). At its option, Buyer may direct the Title Company to issue additional title insurance endorsements, if Buyer pays for the extra cost of such additional endorsements, provided that the Title Company’s failure to issue any such additional endorsements shall not affect Buyer’s obligations under this Agreement. Notwithstanding anything to the contrary herein, if the Title Company is not able to issue its portion of the Title Policy at Closing, then Seller and Buyer shall cooperate to obtain the Title Policy

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from another national title insurance company and, if such title insurance company is willing to provide the Title Policy in the form required hereunder at regular rates, Buyer shall procure such Title Policy, provided either Buyer or Seller may adjourn the Closing for up to fifteen (15) days to procure such Title Policy. Nothing in this Section 3.1.3 shall obligate Seller to deliver any affidavit, indemnity or other instrument except as provided in Sections 4.2 and 5.3.2.

3.1.4    Seller’s Representations.  The representations and warranties by Seller set forth in Section 11.1 being true and correct in all material respects as of the Closing, except as modified by (i) notice (in accordance with Section 11.1) to which Buyer does not object in writing by the later of (a) three (3) business days after receipt thereof, or (b) the end of the Investigation Period (as defined in Section 5.3.3), (ii) any acts of Seller permitted to be taken pursuant to the terms of this Agreement and (iii) changed facts or circumstances not resulting from the actions or wrongful omissions of Seller (except as permitted under this Agreement), but in each case only if such event has a material adverse effect on the Property (or with respect to violations, a cost of $5,000 or more in the aggregate), Buyer shall have no obligation to close and shall be entitled to terminate this Agreement and obtain a return of the Deposit, it being agreed that any such changes shall not constitute a default by Seller under this Agreement.

3.1.5    Association Certificate. Seller shall have received an estoppel certificate from the Colgate Center Property Owner Association (the “Association”), confirming that all of Seller’s Association fees are paid and current, it being agreed that Seller’s failure to obtain such estoppel certificate shall not constitute a default by Seller under this Agreement.

3.1.6    Violations.  There shall be no uncured violations of law or open permits affecting the Property that would cost, in the aggregate, in excess of Five Thousand Dollars ($5,000) to cure. If Seller is unable to cure any violations Seller is required to cure under this Section 3.1.6 by the then scheduled Closing, Seller may adjourn the Closing for up to fifteen (15) business days to do so.  Notwithstanding the foregoing, any uncured violation shall not constitute a default by Seller under this Agreement.

3.2    Conditions to Seller’s Obligation to Sell.  Seller’s obligation to sell is expressly conditioned upon each of the following:

3.2.1    Performance by Buyer.  Performance in all material respects of the obligations and covenants of, and deliveries required of, Buyer hereunder, including, without limitation, making all material deliveries required by Section 4.1.

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3.2.2    Buyer’s Representations.  The representations and warranties by Buyer set forth in Section 11.2 being true and correct in all material respects as of the date hereof and as of the Closing, except as modified by (i) notice to which Seller does not object in writing within three (3) business days after receipt thereof and (ii) any acts of Buyer permitted to be taken pursuant to the terms of this Agreement.

3.2.3    Receipt of Purchase Price.  Delivery of the Purchase Price (subject to any adjustments set forth herein) at the Closing to the Escrow Agent in the manner herein provided.

3.3    No Financing Contingency.  Notwithstanding anything to the contrary contained herein, Buyer acknowledges and agrees that, while Buyer may at its own risk attempt to obtain financing with regard to its acquisition of the Property, (i) Buyer’s obtaining, or ability to obtain, financing for its acquisition of the Property is in no way a condition to Buyer’s performance of its obligations under this Agreement and (ii) Buyer’s performance of its obligations under this Agreement is in no way dependent or conditioned upon the availability of any financing whether generally in the marketplace or specifically in favor of Buyer and (iii) in no event shall the Closing be delayed on account of Buyer’s obtaining, or ability to obtain, financing. Notwithstanding the foregoing, Seller acknowledges that Buyer intends to obtain financing and Seller shall cooperate, to the extent commercially reasonable, with all of Buyer’s reasonable requests related to Buyer’s financing, at Buyer’s sole cost and expense, and any information provided in connection therewith shall be without any Seller representation or warranty of any kind, including, without limitation, their accuracy or completeness.

3.4    Failure of Condition.  In the event of a failure of any of the foregoing conditions precedent, the party for whose benefit the condition exists may (i) if such failure was caused by the default of the other party in performing any obligation or covenant to be performed hereunder or the breach by such other party of any of its representations or warranties, exercise its remedies under Article X hereof, or (ii) if such failure was not caused by the default of the other party in performing any obligation or covenant to be performed hereunder or the breach by such other party of any of its representations or warranties, elect to terminate this Agreement by written notice to the other party, in which event this Agreement shall terminate except for any obligations which expressly survive the termination of this Agreement and the Deposit shall be returned to Buyer.

ARTICLE IV

BUYER’S DELIVERIES AND SELLER’S DELIVERIES TO ESCROW AGENT AND CLOSING AGENT

4.1    Buyer’s Deliveries to Escrow Agent.  Buyer shall, at or before the Closing, deliver (or cause to be delivered) to Escrow Agent each of the following:

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4.1.1    Purchase Price.  The balance of the Purchase Price as set forth in Article II.

4.2    Buyer’s Deliveries to Closing Agent.  Buyer shall, at or before the Closing, deliver (or cause to be delivered) to Closing Agent each of the following:

4.2.1    Assignment of Ground Lease.  Four (4) executed counterparts of the Assignment and Assumption of Ground Lease (the “Assignment of Ground Lease”) in the form of Exhibit B.

4.2.2    Assignment of Leases and Contracts. Four executed counterparts of the Assignment and Assumption of Leases, Contracts and Other Property Interests (the “Assignment of Leases and Contracts”) in the form of Exhibit C.

4.2.3    Bill of Sale.  Four executed counterparts of a bill of sale (the “Bill of Sale”) in the form of Exhibit D.

4.2.4    Transfer Declarations.  Executed copies Transfer Declarations (as defined in Section 4.2.7), as applicable.

4.2.5    Closing Statement.  An executed settlement statement reflecting the prorations and adjustments required under Section 2.3 and  Article VII.

4.2.6    Consents or Resolutions.  Consents or Resolutions of Buyer, including copies of Buyer’s organizational documents, in form reasonably acceptable to the Title Company.

4.2.7    Parking Lease.  Two executed counterparts of a joint notice of termination (with Seller and Buyer as signatories) of that certain Parking Facilities Lease, dated as of January 31, 2011 (the “Parking Facilities Lease”), stating that the effective date of such termination will be thirty (30) days after the Closing Date (the “Parking Facilities Lease Termination”). Buyer shall be responsible for duplication and distribution of the Parking Facilities Lease Termination to the parking operator upon Closing.

4.2.8    Bring-Down Certificate.  Certificate signed by Buyer confirming that the Representations and Warranties of Buyer set forth in Section 11.2 remain true and complete in all material respects as of the Closing Date (“Buyer’s Bring-Down Certificate”), provided, however, that if any of the representations and warranties or schedules have changed since the date hereof, then Buyer shall revise the representations and warranties and schedules, as set forth in Buyer’s Bring-Down Certificate, to conform to the changed circumstances, provided further, however, that no such change

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shall be deemed to cure or restore any inaccuracy of the substance of any particular representation or warranty when made for the purposes of satisfying Seller’s conditions to Closing, except as provided for in Section 3.2.2 above.

4.3    Seller’s Deliveries.  Seller shall, at or before the Closing, deliver (or cause to be delivered) to Closing Agent each of the following:

4.3.1    Deed.  A bargain and sale deed with covenants against grantor’s acts (the “Deed”) executed and acknowledged by Owner, pursuant to which Seller shall convey title to the Real Property, in the form attached hereto as Exhibit E subject only to the Permitted Exceptions.

4.3.2    Assignment of Leases and Contracts. Four executed counterparts of the Assignment of Leases and Contracts signed by Seller and Seller’s Manager (as defined in Section 16.16). Schedule A of the Assignment of Leases and Contracts shall include an updated Rent Roll (as defined in Section 11.1.6) as of the Closing Date (which Rent Roll shall set forth the Leases being assigned) and Schedule B shall include all of the “Assigned Contracts” listed in Exhibit J .  Prior to Closing, Seller shall terminate all Contracts other than the Assigned Contracts.

4.3.3    Bill of Sale.  Four executed counterparts of the Bill of Sale.

4.3.4    Notices to Vendors.  A notice signed by Seller (or Seller’s Manager for the Improvements) to vendors under the Assigned Contracts in the form of Exhibit F (the “Notice to Vendors”).  Buyer shall be responsible for duplication and distribution of the Notice to Vendors to vendors under the Assigned Contracts upon Closing.

4.3.5    Notices to Tenants.  Notices signed by Seller (or Seller’s Manager for the Improvements) to tenants under the then existing Leases in the form of Exhibit G (the “Notice to Tenants”). Buyer shall be responsible for duplication and distribution of the Notice to Tenants to the tenants under the then existing Leases promptly following the Closing.

4.3.6    FIRPTA Certificate.  Executed copies of a certificate in the form of Exhibit H, with respect to the Foreign Investment in Real Property Tax Act.

4.3.7    Transfer Declarations.  Executed copies of state, county and local transfer declarations, as applicable, including, without limitation, the State of New Jersey Affidavit of Consideration For Use By Seller and State of New Jersey Seller’s Residency Certification/Exemption (collectively, “Transfer Declarations”).

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4.3.8    Title Affidavit. A title affidavit executed by Seller (to be delivered to the Title Company) in the form of Exhibit I.

4.3.9    Closing Statement.  An executed settlement statement reflecting the prorations and adjustments required under Section 2.3 and Article VII.

4.3.10    Assignment of Ground Lease. Four (4) executed counterparts of the Assignment of Ground Lease.  The parties agree that such assignment is made without any recourse representations or warranties of any kind, express or implied, except as expressly provided in this Agreement.

4.3.11    Consents or Resolutions.  Consents or Resolutions of Seller, including copies of Seller’s organizational documents, in form reasonably acceptable to the Title Company.

4.3.12    Bring-Down Certificate.  Certificate signed by Seller confirming that the Representations and Warranties of Seller set forth in Section 11.1 remain true and complete in all material respects as of the Closing Date (“Seller’s Bring-Down Certificate”), provided, however, that if any of the representations and warranties or schedules have changed since the date hereof, then Seller shall revise the representations and warranties and schedules, as set forth in Seller’s Bring-Down Certificate, to conform to the changed circumstances, provided further, however, that no such change shall be deemed to cure or restore any inaccuracy of the substance of any particular representation or warranty when made for the purposes of satisfying Buyer’s conditions to Closing, except as provided for in Section 3.1.4 above.

4.3.13    Parking Lease.  Two executed counterparts of the Parking Facilities Lease Termination.

4.3.14    Leases and Contracts.  Original counterparts, or, if originals are unavailable, copies certified to be true and complete by Seller, of all Leases and Contracts affecting the Property. For the purpose of satisfying the requirements of this Section 4.3.14, such Leases and Contracts may be left in the management office located at the Property.

4.3.15    Keys.  All keys to the Improvements in Seller’s in Seller’s possession, which may be left in the management office located at the Property.

4.4    Failure to Deliver.  The failure of Buyer or Seller to make any delivery required above by and in accordance with this Article IV shall constitute a default hereunder by such party.

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ARTICLE V

INVESTIGATION OF PROPERTY

5.1    Delivery of Documents.  Seller shall deliver, cause to be delivered, or make available to Buyer the following:

5.1.1    Preliminary Title Report.  A current preliminary title report covering the Real Property issued by Stewart Title Guaranty Company, together with copies of all documents referred to as exceptions therein file number 01258-5305 ( the “Preliminary Title Report” and together with any Continuations, the “Title Report”).

5.1.2    Survey.  A copy of that certain survey of Real Property, dated March 20, 2019, prepared by NV5 (the “Survey”).

5.1.3    Ground Lease, Leases and Contracts.  Copies of (i) the Ground Lease, (ii) the Leases, (iii) the Parking Facilities Lease, and (iv) the revenue contracts, service contracts, equipment leases, maintenance agreements and other contracts affecting the Real Property entered into by Seller or on Seller’s behalf enumerated in Exhibit J or executed in accordance with this Agreement after the date hereof (collectively, the “Contracts”), which for the avoidance of doubt shall exclude that certain Residential Management and Leasing Agreement, dated as of January 31, 2011, by and between Ground Lessee and Bozzuto Management Company, a Maryland corporation (the “Management Agreement”), which Seller shall terminate as of the Closing Date at no cost to Buyer. “Lease” as used herein shall mean the following pertaining to the Real Property: (i) any and all written leases, rental agreements, occupancy agreements and license agreements (and any and all written renewals. amendments, modifications and supplements thereto) entered into (x) on or prior to the date hereto or after the date hereof and (y) prior to the Closing Date in accordance with this Agreement and (ii) any and all new written renewals, amendments, modifications and supplements to any of the foregoing entered into after date hereof and prior to the Closing Date in accordance with this Agreement. Leases shall not include (x) the Ground Lease, (y) any parking space leases, or (z) any subleases, franchise agreements or similar occupancy agreements entered into by third-party tenants or subtenants which, by their nature, are subject to Leases (collectively, “Other Leases”).

5.1.4    Books and Records.  Copies of books and records, monthly operating statements and variance reports, tax bills and utility bills regarding the Property for the 2018 calendar year and 2019 (year-to-date) (the “Books and Records”), it being acknowledged that the foregoing shall not include any financial analyses, budgets, projections, appraisals, or confidential materials.

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5.1.5    Permits.  Copies of all governmental permits, certificates of occupancy and approvals, in each case regarding the Property, which are in Seller’s possession.

5.1.6    Registration.  Copy of the certificate of inspection (green card) for the Property from the Department of Community Affairs.

5.1.7    Certificates of Occupancy.  A copy of the certificate of occupancy issued by the City of Jersey City with respect to the Property.

If requested by Seller, Buyer shall provide written verification of its receipt of those items listed in this Section 5.1 which are delivered to Buyer. For the avoidance of doubt, Buyer hereby acknowledges that Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or other information made available to Buyer, other than the representations and warranties of Seller that are expressly set forth in this Agreement or the documents delivered to Buyer by Seller in connection with the Closing.

5.2    Physical Inspection of the Real Property.  Prior to the expiration of the Investigation Period, Buyer and Buyer’s representatives, agents and designees shall have the right at reasonable times and upon reasonable notice to Seller to enter upon the Real Property in accordance with that certain Access Agreement, dated as of May 15, 2019, by and between Seller and Buyer (the “Access Agreement”).

5.2.1    No Communication with Tenants.  Neither Buyer nor Buyer’s representatives, agents and designees shall meet, interview or communicate with any tenant, adjacent landowner or governmental authority except as permitted by the Access Agreement.

5.3    Investigation Period.  Buyer shall have the right to make the following investigations.

5.3.1    Preliminary Title Reports and Existing Survey. Buyer acknowledges that Buyer has received and reviewed the Preliminary Title Report and hereby agrees that unless otherwise stated in the marked-up Preliminary Title Report attached hereto as Exhibit K, all exceptions set forth therein shall be Permitted Exceptions. Buyer acknowledges Buyer has received and reviewed the Existing Survey and hereby agrees that the Existing Survey is acceptable to Buyer.

5.3.2    Title and Survey Continuation.  If exceptions to first appear on any update or continuation of the Preliminary Title Report or Existing Survey (each a “Continuation”) which are not Permitted Exceptions (each a “Title Objection”), Buyer shall notify Seller thereof by the earlier to occur of (y) the day that is five (5) business days after Buyer receives such Continuation and (z) at least one (1) business day prior to the then scheduled Closing Date. If

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Buyer does give such notice, Seller shall have five (5) business days after receipt thereof to notify Buyer that Seller (a) will cause or (b) elects not to cause, any or all Title Objections to be removed or, if Buyer approves in its sole discretion exercised in good faith, insured over by the Title Company. Seller’s failure to notify Buyer within such five (5) business day period as to any Title Objection shall be deemed an election by Seller not to remove or have the Title Company insure over such Title Objection.  If Seller notifies or is deemed to have notified Buyer that Seller shall not remove nor have the Title Company insure over any or all of the Title Objections, Buyer shall have the right, exercisable within five (5) business days following receipt (or deemed receipt) of such notice, either to (i) terminate this Agreement due to such Title Objections, in which event Escrow Agent shall refund the Deposit to Buyer and neither party shall thereafter have any further rights or obligations under this Agreement, except for those rights or obligations that expressly survive or (ii) waive such Title Objections and proceed to closing without any abatement or reduction in the Purchase Price on account of such Title Objections, in which event such Title Objections shall be deemed Permitted Exceptions for all purposes hereof.  If Buyer does not timely give such notice, Buyer shall be deemed to have elected (ii) above.

5.3.3    General Investigation.  In addition, Buyer shall have from the date hereof until the date hereof at 5:00 p.m. New York City Time (the “Investigation Period”) to notify Seller that as a result of Buyer's review of the documents set forth in Section 5.1 (other than the Title Report or the Survey which are covered in Sections 5.3.1 and 5.3.2 above) or Buyer’s investigation of the Property pursuant to Section 5.2 it disapproves the purchase of the Property (which disapproval may be for any reason or no reason whatsoever in Buyer's sole discretion) and has elected to terminate this Agreement.  If Buyer fails to give such notice of disapproval and termination prior to the expiration of the Investigation Period, such failure shall be conclusively deemed to be a waiver of Buyer’s right to terminate this Agreement under this Section 5.3.3.

5.4    Effect of Termination.  If Buyer terminates this Agreement in accordance with Section 5.3, all further rights and obligations of the parties shall cease and terminate without any further liability of either party to the other (except those obligations which are specifically provided to survive such termination as provided in this Agreement).

5.5    No Obligation to Cure.  Nothing contained in this Agreement or otherwise shall require Seller to render its title marketable or to remove or correct any exception or matter disapproved by Buyer or to spend any money or incur any expense in order to do so other than the items set forth in Schedule 5.5 (the “Must-Cure Items”), which Must-Cure Items Seller shall be obligated to remove from title as of the then scheduled Closing Date. Notwithstanding anything to the contrary herein, Seller may use the Purchase Price at Closing to cure Must-Cure Items and any other items Seller has agreed to cure.

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5.6    Copies of Third Party Reports.  Upon Seller’s request after termination of this Agreement for any reason other than a default by Seller, Buyer, within three days after such request, shall provide Seller with copies of all third party reports and work product generated with respect to the Property provided that such items shall be delivered without representations or warranties to their accuracy or completeness and with no right of Seller to rely thereon without the consent of the third party.

ARTICLE VI

THE CLOSING

6.1    Date and Manner of Closing.  Closing Agent shall close the escrow (the “Closing”) as soon as all conditions to closing contained in this Agreement have been satisfied which shall in any event be not later than August 22, 2019  (the “Closing Date”) (subject only to adjournment rights under Sections 3.1.3,  3.1.6,  13.6,  13.9 and 16.19, in either of which events the adjourning party will give the other party not less than three (3) business day’s notice of the date of Closing), by recording and delivering all documents and funds as set forth in Article VIII.  Buyer shall have the right to extend the Closing Date for an additional period of thirty (30) days, by providing written notice to Seller and Escrow Agent at least three (3) business day before the scheduled Closing Date, provided that Buyer delivers to Escrow Agent, simultaneously with such notice, an additional deposit of Six Million Dollars ($6,000,000.00), which shall be treated as part of the Deposit for all purposes of this Agreement. In addition to any other rights to extend the Closing Date contained in this Agreement, Buyer or Seller may elect to extend the Closing Date by a period of up to five (5) business days by delivering written notice to the other party at least one (1) business day prior to the Closing Date.

6.2    Delay in Closing; Authority to Close.  If Escrow Agent or Closing Agent cannot close the escrow on or before the Closing Date, it shall, nevertheless, close the same when all conditions have been satisfied or waived, notwithstanding that one or more of such conditions has not been timely performed, unless after the Closing Date and prior to the close of the escrow, Escrow Agent receives a written notice to terminate the escrow and this Agreement from a party who, at the time such notice is delivered, is not in default hereunder.  The foregoing shall not require the Escrow Agent or Closing Agent to close title in a manner which is contrary to the escrow closing instructions delivered by any party, provided such instructions are in accordance with this Agreement. The exercise of such right of termination, any delay in the exercise of such right, and the return of monies and documents, shall not affect the right of the party giving such notice of termination to pursue remedies permitted under Article X for the other party’s breach of this Agreement.  In addition, the giving of such notice, the failure to object to termination of the escrow or the return of monies and documents shall not affect the right of the other party to pursue other remedies permitted under Article X for the breach of the party who gives such notice.

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ARTICLE VII

PRORATION, FEES, COSTS AND ADJUSTMENTS

7.1    Prorations.  Prior to the Closing, Seller shall determine the amounts of the prorations in accordance with this Agreement and notify Buyer thereof.  Buyer shall review and approve such determination promptly and prior to the Closing, such approval not to be unreasonably withheld, conditioned or delayed.  Thereafter, Buyer and Seller shall each inform Escrow Agent and Closing Agent of such amounts.

7.1.1    Certain Items Prorated. In accordance with the notifications, Escrow Agent shall prorate between the parties (and the parties shall deposit funds therefor with Escrow Agent or shall instruct Escrow Agent to debit against sums held by Escrow Agent owing to such party), as of 11:59 p.m. the day prior to the Closing, all income and expenses with respect to the Property and payable to or by the owner of the Property:  (i) all real property taxes, assessment (including Special Improvement District Charges), payments in lieu if taxes and other similar charges (but excluding any Miscellaneous Hotel Tax, which are payable by tenants) on the basis of the fiscal period for which assessed (if the Closing shall occur before the tax rate is fixed, the apportionment of taxes shall be based on the tax rate for the preceding period applied to the latest assessed valuation); (ii) Colgate Center Property Owner Association fees on the basis of period for which assessed (if the Closing shall occur before the amount is fixed, the apportionment of taxes shall be based on the amount for the preceding period); (iii) rents, including percentage rents, additional rent or escalation charges or reimbursements for real property taxes, operating expenses or other charges, parking revenues, other tenant payments and tenant reimbursements (collectively, “Tenant Payments”), if any, actually received under the Leases; (iv) Tenant Payments, whether collected or not, for any tenant which has not made such Tenant Payments as of the Closing Date, but who is still within any grace period under its Lease for the month in which the Closing occurs, provided such tenant is not delinquent with respect to any Tenant Payments through the month prior to the month of the Closing, and if such unpaid Tenant Payments are received by Seller, Seller shall remit to Buyer if and when received; (v) payments received under Assigned Contracts which are revenue Contracts; (vi) amounts prepaid and amounts accrued but unpaid on the Assigned Contracts other than revenue contracts and (vii) the periodic fees for licenses, permits or other authorizations with respect to the Property identified on Schedule 7.1.1. In addition to the foregoing, charges for water, sewer, electricity, gas, fuel and other utility charges, all of which shall be read promptly before Closing shall not be prorated, but such accounts shall be closed and paid in full by Seller as of the Closing Date.

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7.1.2    Leasing Commissions and Tenant Improvements.  At the Closing Buyer shall pay to the applicable broker (if then due), reimburse Seller for (if already paid), and assume from Seller the obligation to pay (if due in the future) all leasing commissions, tenant improvement costs and other charges payable to third-party outside brokers and approved (or deemed approved) or disclosed pursuant to Section 13.3 or 13.4 (e.g. excluding any Seller Indemnified Parties) payable by reason of or in connection with (i) any Lease entered into with Buyer’s approval after the date hereof or without Buyer’s approval after the date hereof if in accordance with the terms of this Agreement and (ii) any renewal, expansion (including any expansion options contained in an existing Lease) or extension of an existing Lease after the date hereof. Seller shall pay at Closing all commissions to brokers in connection with all Leases, other than those that are Buyer’s obligations pursuant to this Section. Notwithstanding anything to contrary contained herein,  Buyer approves the Lease extension of Riverside Pediatrics Group, Inc. and Buyer shall pay to broker (if then due), reimburse Seller for (if already paid), and assume from Seller the obligation to pay (if due in the future) the brokerage fee, if any.

7.1.3    Taxes.  Real property tax, assessment (including Special Improvement District Charges) or payment in lieu of taxes refunds and credits received after the Closing which are attributable to a fiscal tax year prior to the Closing shall belong to Seller.  Any such refunds and credits attributable to the fiscal tax year during which the Closing occurs shall be apportioned between Seller and Buyer when received after deducting the reasonable out-of-pocket expenses of collection thereof.  If there are any confirmed or unconfirmed one-time special assessments against the Property (other than Special Improvement District assessments), Seller shall pay same if the work giving rise to the assessment was completed prior to the Closing Date, but if the work giving rise to the assessment was not completed prior to the Closing Date, same shall be paid or assumed by Buyer.  However, if such assessment is payable in installments, Seller shall be responsible only for those installments that are due and payable prior to the Closing Date.

7.1.4    Security Deposits.  At the Closing, Seller shall credit to Buyer an amount equal to all unapplied refundable security deposits (plus interest accrued thereon to the extent required to be paid by the applicable Lease or applicable law) required to be held by Seller under the commercial Leases. If any security deposits shall be held by Seller in the form of letters of credit or surety bonds, Seller shall assign its rights thereunder to Buyer and shall cooperate reasonably with Buyer in respect of the reissuance of any such letters of credit or bonds in the name of Buyer, including, without limitation, by paying any assignment fees.  With respect to security deposits under residential Leases, such security deposits shall be

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held by Seller strictly in accordance with the provisions of N.J.S.A. 46:8-19 et seq. in segregated interest bearing accounts in trust for the tenants.  At the Closing, such accounts will be assigned from Seller to Buyer, pursuant to forms acceptable to the banking institution where such security deposits are deposited.  If such assignment is not permitted by the banking institution, Seller shall deliver to Buyer all unapplied security deposits (plus interest accrued thereon to the extent required to be paid by the applicable law).  In addition, Seller shall provide Buyer with a copy of the bank statement for the security deposit account as of the date hereof, and as of the date of Closing.

7.1.5    Utility Accounts. Seller shall close its own utility accounts prior to Closing and pay all amounts due and payable to any utility company at Closing.  Buyer shall cause utility accounts to be placed in Buyer’s name at Closing and  post any utility deposits required by such utility providers. Seller shall be credited at the Closing any remaining contract deposits then held by third parties with respect to the Assumed Contracts.

7.1.6    Delinquent Rentals; Other Tenant Payments.  Delinquent Tenant Payments other than such amounts prorated pursuant to Sections 7.1.1(iii) and (iv), if any, shall not be prorated and all rights thereto shall be retained by Seller, who reserves the right to collect and retain such delinquent Tenant Payments, and Buyer agrees to cooperate with Seller in Seller’s efforts to collect such Tenant Payments, at no cost to Buyer, other than de minimis costs, including, if necessary, joining in any legal action instituted by Seller. Buyer reserves the right to collect any delinquent Tenant Payments for the month in which Closing occurs and any month thereafter. If at any time after the Closing, Buyer shall receive any delinquent Tenant Payments (all of which Buyer shall use commercially reasonable efforts to obtain) to which Seller is entitled, Buyer shall immediately remit such Tenant Payments to Seller, provided that any monies received by Buyer from a delinquent tenant shall be applied first to current rents then due and payable and then to delinquent rents in the inverse order in which they became due and payable.  For amounts due Seller not collected within three (3) months after the Closing, Seller shall have the right to sue to collect the same, provided that Seller shall not be entitled to commence any lease termination or eviction proceeding against the delinquent tenant.

7.1.7    Post-Closing True-Up. Any prorations or adjustments of revenue or expenses which cannot be ascertained with certainty as of the Closing (including without limitation taxes and payments in lieu of taxes relating to the Property, operating expenses and additional rent paid by tenants) shall be prorated on the basis of the parties’ reasonable

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estimate of such amounts and shall be re-prorated once the final amounts are determined.  Until the date that is six (6) months after the Closing, Seller and Buyer agree to cooperate in good faith to determine if and to what extent any prorations proved to be incorrect.  If any of the prorations or adjustments made pursuant to this Section 7.1 shall prove incorrect for any reason, the party in whose favor the error was made will promptly pay to the other party the amount necessary to correct such error.  Seller and Buyer shall each be deemed to have waived any right to seek such readjustment of the prorations if it has not sent written notice to the other party prior to the date that is six (6) months after the Closing of a dispute that has not been resolved.  In addition to the foregoing, with respect to the prorations of percentage rent, additional rent, escalation charges or reimbursement for real property taxes or operating expenses under the Leases, the parties shall cooperate in good faith to adjust amounts collected and paid by Seller prior to Closing, to enable Buyer to prepare its year-end reconciliation with tenants, until the date that is one (1) year after the Closing, and the parties shall each be deemed to have waived any right to readjustment of such prorations if it has not sent written notice to the other party prior to the date that is one (1) year after the Closing of a dispute that has not been resolved.

7.1.8    Survival. The provisions of this Section 7.1 shall survive the Closing.

7.2    Seller’s Closing Costs.  Seller shall pay (i) the realty transfer fee to Hudson County, (ii) one‑half of Escrow Agent’s escrow fee or escrow termination charge and (iii) Seller’s own attorneys’ fees.

7.3    Buyer’s Closing Costs.  Buyer shall pay (i) the cost of the Title Report, the title premium for the Title Policy and the cost of any title insurance endorsements ordered by Buyer, (ii) the cost of the Existing Survey and any Continuations, including any items requested by Buyer to be added to the Survey, (iii) taxes and any other costs incurred in recording the Deed, the Assignment of Ground Lease and any other instruments (other than the realty transfer fee), (iv) any costs incurred in connection with Buyer’s investigation of the Real Property pursuant to Article V, (v) one‑half of Escrow Agent’s escrow fee or escrow termination charge and (vi) Buyer’s own attorneys’ fees. Any closing costs not specifically allocated in Section 7.2 or 7.3 shall be allocated between each of Seller and Buyer in a manner customary for commercial real estate purchase and sale transactions in the jurisdiction in which the Real Property is located.

7.4    Reimbursement of Closing Costs.  Notwithstanding anything to the contrary contained in Section 7.2 or 7.3, if, prior to the Closing, Buyer or Seller has paid (or caused to be paid) any closing costs that are the other’s responsibility in whole or in part, pursuant to Section 7.2 or 7.3, as applicable, then at the Closing, the party by which (or on whose behalf) such payment was made shall receive a credit in an amount equal to the other’s proportionate responsibility for such closing costs.

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ARTICLE VIII

DISTRIBUTION OF FUNDS AND DOCUMENTS

8.1    Delivery of the Purchase Price.  At the Closing, Escrow Agent shall deliver the Purchase Price to Seller, and the transaction shall not be considered closed until such delivery occurs.

8.2    Other Monetary Disbursements.  Escrow Agent shall, at the Closing, hold for personal pickup or arrange for wire transfer, (i) to Seller, or order, as instructed by Seller, all sums and any proration or other credits to which Seller is entitled and less any appropriate proration or other charges and (ii) to Buyer, or order, any excess funds theretofore delivered to Escrow Agent by Buyer and all sums and any proration or other credits to which Buyer is entitled and less any appropriate proration or other charges.

8.3    Recorded Documents.  Closing Agent shall cause the Deed and any other documents that Seller or Buyer desires to record to be recorded with the appropriate county recorder and, after recording, returned to the grantee, beneficiary or person acquiring rights under said document or for whose benefit said document was acquired.

8.4    Documents to Buyer.  Closing Agent shall at the Closing deliver by overnight express delivery to Buyer the following:

(1)    one (1) conformed copy of the Deed;

(2)    two (2) originals of the Assignment of Ground Lease;

(3)    two (2) originals of the Assignment of Leases and Contracts;

(4)    two (2) originals of the Bill of Sale;

(5)    two (2) originals of the Notice to Tenants;

(6)    two (2) originals of the Notice to Vendors;

(7)    two (2) originals of the Parking Facilities Lease Termination;

(8)    two (2) originals of the FIRPTA Affidavit;

(9)    one (1) copy of any Transfer Declarations;

(10)    one (1) original of the Closing Statement

(11)    two (2) originals of Seller’s Bring-Down Certificate; and

(12)    one (1) original of the Title Policy.

8.5    Documents to Seller.  Closing Agent shall at the Closing deliver by overnight express delivery to Seller, the following:

(1)    one (1) conformed copy of the Deed;

(2)    two (2) originals of the Assignment of Ground Lease;

(3)    two (2) originals of the Assignment of Leases and Contracts;

(4)    two (2) originals of the Bill of Sale;

(5)    a copy of the Parking Facilities Lease Termination;

(6)    two (2) originals of the FIRPTA Affidavit

(7)    one (1) copy of any Transfer Declarations

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(8)    two (2) originals of Buyer’s Bring-Down Certificate; and

(9)    one (1) original of the Closing Statement.

8.6    All Other Documents.  Closing Agent shall at the Closing deliver by overnight express delivery, each other document received hereunder by Closing Agent to the person acquiring rights under said document or for whose benefit said document was acquired.

ARTICLE IX

RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION

9.1    Return of Seller’s Documents.  If escrow or this Agreement is terminated for any reason, Buyer shall, within five (5) days following such termination, deliver to Seller all documents and materials relating to the Property previously delivered to Buyer by or on behalf of Seller and, unless such termination is due to a default by Seller, copies of all reports, inspections, studies, documents and materials obtained by Buyer from third parties in connection with the Property and Buyer’s investigation thereof.  Such items shall be delivered without representation or warranty as to accuracy or completeness and with no right of Seller to rely thereon without the consent of the third party.  Closing Agent shall deliver all documents and materials deposited by Seller and then in Closing Agent’s possession to Seller.  Upon delivery by Closing Agent to Seller of such documents and materials, Closing Agent’s obligations with regard to such documents and materials under this Agreement shall be deemed fulfilled and Closing Agent shall have no further liability with regard to such documents and materials to either Seller or Buyer.

9.2    Return of Buyer’s Documents.  If escrow or this Agreement is terminated for any reason, Closing Agent shall deliver all documents and materials deposited by Buyer and then in Closing Agent’s possession to Buyer.  Upon delivery by Closing Agent to Buyer of such documents and materials, Closing Agent’s obligations with regard to such documents and materials under this Agreement shall be deemed fulfilled and Closing Agent shall have no further liability with regard to such documents and materials to either Seller or Buyer.

9.3    Deposit.  If escrow or this Agreement is terminated pursuant to any provision which entitles Buyer to the return of the Deposit, then Buyer shall be entitled to obtain the return of the Deposit.  If the closing of title does not take place and escrow or this Agreement is terminated due to a default by Buyer or any other provision which entitles Seller to the Deposit, then Seller shall be entitled to the Deposit by retaining or causing Escrow Agent to deliver the Deposit to Seller.

9.4    Disbursement of Deposit.  If Escrow Agent receives a notice from either party instructing Escrow Agent to deliver the Deposit to such party, Escrow Agent shall deliver a copy of the notice to the other party within three (3) days after receipt of the notice.  If the other party does not object to the delivery of the Deposit as set forth in the notice within three (3) business days after receipt of the copy of the notice, Escrow Agent

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shall, and is hereby authorized to, deliver the Deposit to the party requesting it pursuant to the notice.  Any objection hereunder shall be by notice setting forth the nature and grounds for the objection and shall be sent to Escrow Agent and to the party requesting the Deposit.

9.5    No Effect on Rights of Parties; Survival.  The return of documents and monies as set forth above shall not affect the right of either party to seek such legal or equitable remedies as such party may have under Article X with respect to the enforcement of this Agreement.  The obligations under this Article IX shall survive termination of this Agreement.

ARTICLE X

DEFAULT

10.1    Seller’s Remedies.  If the sale is not completed as herein provided solely by reason of any material default of Buyer, and such material default has not been remedied by Buyer within ten (10) business days after receipt by Buyer of written notice from Seller specifying the same, Seller shall be entitled to terminate this Agreement by delivering written notice to Buyer, in which event this Agreement shall terminate except for those obligations that expressly survive termination and the parties shall be released from any further obligations hereunder.  Insofar as it would be extremely impracticable and difficult to estimate the damage and harm which Seller would suffer due to such failure, and insofar as a reasonable estimate of the total net detriment that Seller would suffer from such failure is the amount of the Deposit, Seller shall retain or cause Escrow Agent to deliver the Deposit to Seller as liquidated damages, which amount is not intended to be and is not a penalty, and which shall be Seller’s sole remedy for damages arising from Buyer’s failure to complete the acquisition.  If Seller is released pursuant to this Section 10.1, Buyer shall deliver an instrument confirming such release promptly upon demand of Seller.

10.2    Buyer’s Remedies.  If the sale is not completed as herein provided solely by reason of any material default of Seller, and such material default has not been remedied by Seller within ten (10) business days after receipt by Seller of written notice from Buyer specifying the same, Buyer shall be entitled to (i) terminate this Agreement (by delivering written notice to Seller which includes a waiver of any right, title or interest of Buyer in the Property), in which event this Agreement shall terminate except for those obligations that expressly survive termination and the parties shall be released from any further obligations hereunder, and obtain the return of the Deposit, together with, reimbursement by Seller to Buyer of all out-of-pocket costs and expenses actually incurred by Buyer in connection with this Agreement, up to $250,000, or (ii) treat this Agreement as being in full force and effect and pursue only the specific performance of this Agreement.  Buyer waives any right to pursue any other remedy at law or equity for such default of Seller, including, without limitation, any right to seek, claim or obtain damages, punitive damages or consequential damages. Notwithstanding the foregoing, Buyer shall be deemed to have elected to terminate this Agreement and obtain the return

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of the Deposit if Buyer fails to file suit for specific performance against Seller in a court of competent jurisdiction within sixty (60) days following the earlier of (a) the date of Buyer’s default notice to Seller and (b) the then scheduled Closing Date.

ARTICLE XI

REPRESENTATIONS AND WARRANTIES

11.1    Seller’s Warranties and Representations.  The matters set forth in this Section 11.1 constitute representations and warranties by Seller which are now true and correct in all material respects, and, shall (subject to Section 3.1.4) be true and correct at the Closing in all material respects.  If Seller learns of, or has a reason to believe that any of the following representations and warranties may cease to be true, then Seller shall give prompt notice to Buyer (which notice shall include copies of the instrument, correspondence, or document, if any, upon which Seller’s notice is based).  As used in this Section 11.1, the phrase “to the extent of Seller’s actual knowledge” shall mean the actual knowledge of Kinsey M. Sale, the asset manager responsible for the Property (“Seller’s Knowledge Person”). There shall be no duty imposed or implied to investigate, inspect, or audit any such matters, and there shall be no personal liability on the part of Seller’s Knowledge Person.  To the extent Buyer has or acquires actual knowledge or is deemed to know prior to the expiration of the Investigation Period that any representation and warranty is inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Buyer’s knowledge or deemed knowledge.  Buyer shall be deemed to know a representation or warranty is untrue, inaccurate or incorrect if this Agreement or any files, documents, materials, analyses, studies, tests, or reports disclosed or made available to Buyer, or otherwise obtained by Buyer, prior to the expiration of the Investigation Period contains information which is inconsistent with such representation or warranty.

11.1.1    No Broker.  Seller has not engaged or dealt with any broker or finder in connection with the sale contemplated by this Agreement, except Holliday Fenoglio Fowler, L.P. (the “Broker”).  Seller shall pay all brokerage commissions to the Broker, as the Broker may be entitled thereto pursuant to the terms of a separate written agreement.  Seller shall indemnify and hold harmless Buyer and its agents, employees and affiliates from any claims, costs, damages or liabilities (including attorneys’ fees) arising from any breach of the representation contained in this Section 11.1.1 or if the same shall be based on any statement, representation or agreement by Seller with respect to the payment of any brokerage commissions or finders fees. The foregoing indemnity shall survive Closing.

11.1.2    Power and Authority.  Seller has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

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11.1.3    Proceedings.  Seller has received no written notice of any pending or threatened condemnation or similar proceeding affecting any part of the Real Property.

11.1.4    Contravention.  Seller is not prohibited from consummating the transactions contemplated by this Agreement by any law, regulation, agreement, instrument, restriction, order, or judgment.

11.1.5    Ground Lease.  Seller has not assigned its interest as lessor or lessee under the Ground Lease.  The copy of the Ground Lease (including all amendments and modifications thereto) delivered or made available to Buyer is true, correct and complete in all material respects. The Ground Lease is in full force and effect, and Seller is not in default of any material provision of the Ground Lease.

11.1.6    Leases and Contracts.   To the extent of Seller’s actual knowledge, the Leases set forth on the rent roll attached hereto as Exhibit L (the “Rent Roll”) and the Contracts comprise all of the leases and material contracts that affect the Property and in effect as of the date hereof, other than the Other Leases and the contracts listed on the Preliminary Title Report. To the extent of Seller’s actual knowledge, the copies of the Leases and Contracts delivered or made available to Buyer are true, complete and correct and set forth all agreements in effect, as of the date hereof, with the tenants and the service providers at the Property, and constitute those documents that Seller’s Manager has provided to Seller as true and complete copies of such Leases and Contracts.  To the extent of Seller’s actual knowledge, there are no unwritten Leases affecting the Property. To the extent of Seller’s actual knowledge, all of the Leases and Contracts are in full force and effect. Except as provided to Buyer, Seller has not delivered or received any notice of any default under any of the Contracts and Leases which has not been cured.  Buyer acknowledges that, for convenience, Seller has made available to Buyer certain summaries and/or abstracts for certain documents (including, without limitation, the Leases) and/or third party reports, and Seller makes no representations or warranties of any kind with respect to any such summaries, abstracts and/or third party reports, including, without limitation, their accuracy or completeness. Other than in connection with the Riverside Pediatrics Group, Inc. lease renewal, there are no leasing commissions, tenant allowances or other tenant concessions due and payable with respect to the Leases or any renewals or extensions thereof or any commission agreement, except to the extent that the amounts or the method of calculation thereof have been disclosed (i) in writing to Buyer by Seller prior to the end of the Investigation Period or (ii) in the Leases or the Contracts delivered by Seller to Buyer. Other than in connection with the Riverside Pediatrics Group, Inc. lease renewal, any commissions due and payable in connection with the Leases (excluding any commissions to be

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earned upon the exercise by a tenant after the date of this Agreement of any option term), have been paid in full.

11.1.7    Compliance.

(i) Other than as set forth in the Preliminary Title Report and the Zoning Report, dated April 16, 2019, issued by Zoning-info, Inc. as file #62604 Seller has not received written notice from any governmental authority of any violations of applicable laws or that the Property is not in material compliance with all applicable laws, except for such violations and failures to comply, if any, which have been remedied.

(ii)    Seller has not received written notice, complaints or orders that the Property is in violation or non‑compliance with any applicable laws, including Environmental Laws, and to Seller’s actual knowledge there are no violations of or non-compliance with any such laws, including Environmental Laws, relating to the Property. “Environmental Laws” means any applicable federal, state, county or local statutes, laws, regulations, rules, ordinances, or codes relating to the protection of the environment, including by the way of illustration and not be way of limitation, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Resource, Conservation and Recovery Act of 1976, the Comprehensive Environmental, Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, the Federal Hazardous Materials Transportation Act and the Toxic Substance Control Act.

11.1.8    Employees.  Seller has no employees providing services to the Property whose employment Buyer will be obligated to assume after the Closing, and all such services are performed by Seller’s Manager (as defined in Section 16.16) who shall be terminated as of the Closing and accordingly as of the Closing Date, there shall be no employees of Seller or Seller’s Manager employed at the Property.  There are no collective bargaining agreements relating to Seller’s or Seller’s Manager’s employees that Buyer will be obligated to assume..

11.1.9    Litigation.  Except as set forth on Schedule 11.1.9, Seller has not received notice of any pending material litigation affecting the Property, nor has any material litigation been threatened in a writing delivered to Seller. Schedule 11.1.9 identifies whether any such litigation is covered by Seller’s insurance.

11.1.10     Rent Roll.  The Rent Roll is the actual rent roll used by Seller in the ordinary course of business, other than with respect to the

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Parking Facilities Lease, which is incorporated into the Rent Roll for purposes of this Agreement (and shall not be included in the updated Rent Roll to be delivered in connection with the Seller’s Bring-down Certificate). Seller makes no representation or warranties as to the accuracy or completeness of the Rent Roll.

11.1.11    Right to Acquire. Seller has not granted any person, firm, corporation, or other entity any right or option to acquire fee title to the Real Property or any portion thereof, other than to Buyer pursuant to this Agreement.

11.1.12    No Liens on Certain Personal Property.  The items of tangible personal property described in Schedule 1.3 are all tangible personal property owned by Seller located at the Property and are free and clear of all liens as of the date of this Agreement.

11.1.13    Tax Matters.  Seller is not a party to any tax appeal or similar proceedings relating to the Property, and Seller has not received notice of any special assessments relating to the property, other than Special Improvement District assessments.

11.1.14    Seller’s Books and Records.  The Books and Records provided to Buyer in accordance with Section 5.1.4 are the actual books and records used by Seller in the ordinary course of business.

11.1.15    Colgate Center Property Association. Seller has not received written notice of any default of its obligations under the documents governing the Colgate Center Property Owner Association (the “Association”).

11.1.16    ERISA.  Either (x) Seller is not, and does not hold the assets of, (i) an “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to Title I of ERISA or Section 4975 of the Code or (ii) an employee benefit plan subject to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code ("Other Plan Law") or (y) based on and assuming the accuracy of Buyer's representation in Section 11.2.5, the entry into this Agreement and the consummation of the transactions contemplated hereby do not and will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or a similar violation of any Other Plan Law.

11.1.17    Patriot Act.

(i)    Seller is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any

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enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”).

(ii)    Neither Seller nor, to the extent of Seller’s actual knowledge, any beneficial owner of Seller:

(1)    is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);

(2)    is a person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

(3)    is owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

11.2    Buyer’s Warranties and Representations.  The matters set forth in this Section 11.2 constitute representations and warranties by Buyer which are now true and correct and shall, at the Closing, be true and correct in all material respects.

11.2.1    No Broker.  Except for the Broker, Buyer has not engaged or dealt with any broker or finder in connection with the sale contemplated by this Agreement.  Buyer shall indemnify and hold Seller Indemnitees (as defined in Section 16.16) harmless from any claims, costs, damages or liabilities (including attorneys’ fees) arising from any breach of the representation contained in this Section 11.2.1 or if the same shall be based on any statement, representation or agreement by Buyer with respect to the payment of any brokerage commissions or finders fees.

11.2.2    Power and Authority.  Buyer has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

11.2.3    Independent Investigation.  The consummation of this transaction shall constitute Buyer’s acknowledgment that it has independently inspected and investigated the Property and has made and entered into this Agreement based upon such inspection and investigation and its own examination of the condition of the Property, except for the representations and warranties of Seller set forth in Section 11.1.

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11.2.4    Buyer Reliance.  Buyer is experienced in and knowledgeable about the ownership and management of commercial and residential real estate properties, and it has relied and will rely exclusively on its own consultants, advisors, counsel, employees, agents, principals and/or studies, investigations and/or inspections with respect to the Property, its condition, value and potential.  Buyer agrees that, notwithstanding the fact that it has received certain information from Seller or its agents or consultants, Buyer has relied solely upon and will continue to rely solely upon its own analysis and will not rely on any information provided by Seller or its agents or consultants, except as expressly set forth in Section 11.1.

11.2.5    ERISA.  Buyer is not, and does not hold assets of, (x) an “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA or Section 4975 of the Code or (y) an employee benefit plan subject to Other Plan law.

11.2.6    Patriot Act.

(i)    Buyer is in compliance with the requirements of the Orders.  Further, Buyer covenants and agrees to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Seller for its review and inspection during normal business hours and upon reasonable prior notice.

(ii)    Neither Buyer nor any beneficial owner of Buyer:

(1)    is listed on the Lists;

(2)    is a person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

(3)    is owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

(iii)    Buyer hereby covenants and agrees that if Buyer obtains knowledge that Buyer or any of its beneficial owners becomes listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Buyer shall immediately notify Seller in writing, and in such event, Seller shall have the right to terminate this Agreement without penalty or liability to Buyer immediately upon delivery of written notice thereof to Buyer.

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11.3    No Other Warranties and Representations.  Except as specifically set forth in this Article XI, neither Seller nor Buyer have made, make or have authorized anyone to make, any warranty or representation as to the Ground Lease, the Leases, the Contracts or any other written materials delivered to Buyer, the persons preparing such materials, the present or future physical condition, development potential, zoning, building or land use law or compliance therewith (including, without limitation, the Americans with Disabilities Act), operation, income generated by, or any other matter or thing affecting or relating to the Property or any matter or thing pertaining to this Agreement.  Buyer expressly acknowledges that no such warranty or representation has been made and that Buyer is not relying on any warranty or representation whatsoever other than as is expressly set forth in this Article XI.  Buyer shall accept the Property “as is” and in its condition on the Closing Date subject only to the express provisions of this Agreement.

11.3.1    DISCLAIMER AS TO THE PROPERTY.  EXCEPT AS EXPRESSLY SET FORTH IN SECTION 11.1, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

11.3.2    “AS IS” SALE.  BUYER ACKNOWLEDGES AND AGREES THAT UPON THE CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT.  BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD “AS-IS.”

11.3.3    PHYSICAL AND ENVIRONMENTAL MATTERS.  BUYER REPRESENTS TO SELLER THAT BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO THE CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH

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RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN SECTION 11.1.  UPON THE CLOSING, EXCEPT FOR SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER THAT EXPRESSLY SURVIVE CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INVESTIGATIONS, AND BUYER, UPON THE CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND ANY SELLER INDEMNITIEE) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT) LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (ANY SELLER INDEMNITIEE) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

ARTICLE XII

CASUALTY AND CONDEMNATION

Promptly upon learning thereof, Seller shall give Buyer written notice of any condemnation, damage or destruction of the Real Property occurring prior to the Closing.  If prior to the Closing all or a material portion of the Real Property is condemned, damaged or destroyed, Buyer shall have the option of either (i) applying the proceeds of any condemnation award or payment under any insurance policies toward the payment of the Purchase Price to the extent such condemnation awards or insurance payments have been received by Seller, receiving from Seller an amount equal to any applicable deductible under any such insurance policy and receiving an assignment from Seller of Seller’s right, title and interest in any such awards or payments, or (ii) terminating this Agreement by delivering written notice of such termination to Seller and Escrow Agent within ten (10) days after Buyer has received written notice from Seller of such material condemnation, damage or destruction.  If prior to the Closing an immaterial portion of the Real Property is condemned, damaged or destroyed, the proceeds of any condemnation award or payment and any applicable deductible under any insurance policies shall be applied toward the payment of the Purchase Price to the extent such condemnation awards or insurance payments have been received by Seller and Seller shall assign to Buyer all of Seller’s right, title and interest in any such awards

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or payments. For purposes of this Article XII, with respect to the Real Property (x) any damage or destruction shall be “material” only if the cost of restoration, as reasonably estimated by Seller, would exceed Twelve Million Dollars ($12,000,000.00), or would result in tenants occupying ten percent (10%) or more of the Improvements being displaced or having a right to terminate their Lease, and (y) any condemnation shall be “material” only if such condemnation would condemn any portion of the occupied buildings at the Property or would materially and adversely affect (i) access to the Property (meaning loss of all public access to the Property as currently in effect) or (ii) parking available at the Property (meaning loss of parking that results in a material breach under any agreement binding on the Property or causing material non-compliance with applicable law).

ARTICLE XIII

CONDUCT PRIOR TO CLOSING

13.1    Conduct.  From and after the date hereof, Seller shall cause the Property to be maintained in substantially the same condition as now maintained and will operate the Property in substantially the same manner as it has heretofore operated the same.

13.2    Actions Prohibited.  Seller shall not, without the prior written approval of Buyer, which approval shall not be unreasonably withheld or delayed:

(i)    make any alterations or additions to the Real Property except as (a) in the ordinary course of operating the Real Property, (b) reasonably necessary for maintenance and repair or (c) required by the Ground Lease, any of the Leases, any of the Contracts or applicable law;

(ii)    amend the Ground Lease or assign its interest under the Ground Lease;

(iii)    sell, transfer, encumber or change the status of title of all or any portion of the Real Property;

(iv)    change or attempt to change, directly or indirectly, the current zoning of the Real Property in a manner materially adverse to it; or

(v)    cancel, amend or modify, in a manner materially adverse to the Property, any license or permit held by Seller with respect to the Property or any part thereof which would be binding upon Buyer after the Closing.

13.3    Modification of Existing Leases and Contracts.  Prior to the expiration of the Investigation Period, Seller may cancel, amend and modify any of the Leases and any of the Contracts, provided notice is given to Buyer within five (5) business days after such action and in any event at least two (2) business days prior to the expiration of the Investigation Period.  After the expiration of the Investigation Period, Seller may not

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cancel, amend, or modify any material Contracts or Leases, in a manner binding upon Buyer after the Closing (except for the Financial Agreement as permitted in accordance with  Section 13.9), unless Seller gives Buyer notice within five (5) business days after such action and provided such action is (i) in the ordinary course of operating the Property and provided that, (x) in the case of any residential Lease, such modification is entered into at a rental amount, commission rates and tenant improvements consistent with market rates for similar leases, unless same are approved by Buyer, and (y) in the case of any Contract, such Contract will be terminated at Closing, unless Buyer specifically approves such amendment and agrees to assume same in writing., (ii) required by the Ground Lease, any of the Leases or any of the Contracts or (iii) approved by Buyer which approval shall not be unreasonably withheld or delayed.

If Seller shall request Buyer’s approval to any of the foregoing matters, Buyer shall have five (5) days from its receipt of written notice to give Seller notice of its approval or disapproval of such matter.  If Buyer does not timely give such notice, such matter shall be deemed approved by Buyer, provided that Seller’s written notice to Buyer contains a statement in all caps and bold type stating “FAILURE TO RESPOND WITHIN FIVE DAYS AFTER BUYER’S RECEIPT OF THIS LETTER SHALL BE DEEMED APPROVAL OF THIS REQUEST”.

13.4    New Leases and Contracts.  Prior to the expiration of the Investigation Period, Seller may enter into any new Lease or contract affecting the Property, or any part thereof, provided notice is given to Buyer within five (5) business days after such action and in any event at least two (2) business days prior to the expiration of the Investigation Period.  After the expiration of the Investigation Period, Seller may not enter into any new Lease or contract without Buyer’s consent, which consent shall not be unreasonably withheld or delayed.  Notwithstanding the preceding sentence, after the expiration of the Investigation Period, Seller may enter into any (A) new contracts without Buyer’s consent if doing so is in the ordinary course of operating the Property and the contract (i) will not be binding on Buyer and such contract will be terminated at Closing, unless Buyer specifically approves such contract, (B) new residential Leases without Buyer’s consent if doing so is in the ordinary course of operating the Property and such residential lease is on Seller’s standard lease form and is at a rental amount, commission rates and tenant improvements consistent with market rates for similar leases, unless same are approved by Buyer (C) extension of an existing Lease without Buyer’s consent if such extension is provided for in the existing Lease. Notwithstanding anything to contrary contained herein,  Buyer approves the Lease extension of Riverside Pediatrics Group, Inc. and Buyer shall pay to Seller (if then due), reimburse Seller for (if already paid), and assume from Seller the obligation to pay (if due in the future) the brokerage fee, if any, pursuant to Section 7.1.2.

If Seller shall request Buyer’s approval to any of the foregoing matters, Buyer shall have five (5) days from its receipt of written notice to give Seller notice of its approval or disapproval of such matter.  If Buyer does not timely give such notice, such matter shall be deemed approved by Buyer, provided that Seller’s written notice to Buyer

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contains a statement in all caps and bold type stating “FAILURE TO RESPOND WITHIN FIVE DAYS AFTER BUYER’S RECEIPT OF THIS LETTER SHALL BE DEEMED APPROVAL OF THIS REQUEST”..

13.5    Confidentiality.  Seller and Buyer shall, prior to the Closing, maintain the confidentiality of this sale and purchase and shall not, except as required by law or governmental regulation applicable to Seller or Buyer, disclose the terms of this Agreement or of such sale and purchase to any third parties whomsoever other than the principals of the Broker, Escrow Agent, Closing Agent, the Title Company and such other persons whose assistance is required in carrying out the terms of this Agreement.  Neither Seller nor Buyer shall at any time issue a press release or otherwise communicate with media representatives regarding this sale and purchase unless such release or communication has received the prior approval of the other party hereto. At no time shall Buyer without Seller’s consent disclose the identity of Seller, Advisor or any direct or indirect members,  principals or owners of any beneficial interest of Seller or Advisor.  Buyer agrees that all documents and information regarding the Property of whatsoever nature made available to it by Seller or Seller’s agents and the results of all tests and studies of the Property (collectively, the “Proprietary Information”) are confidential and Buyer shall not disclose any Proprietary Information to any other person except those assisting it with the analysis of the Property, and only after procuring such person’s agreement to abide by these confidentiality restrictions.  This Section 13.5 shall survive the Closing or termination of the Agreement.

13.6    Right to Cure.  If Seller is unable to cure any Title Objections which it is obligated to cure pursuant to Section 5.3.1 or any Must-Cure Item pursuant to Section 5.5, Seller may adjourn the Closing for up to fifteen (15) business days to do so.  Nothing contained in this Section 13.6 shall require Seller to cure any such title defect except pursuant to Sections 5.3.1 and 5.5.

13.7    Rent Ready.  As of the Closing, all rental units on the Property that are unoccupied at least five (5) business days prior to the Closing shall have been put in rent-ready condition by Seller (i.e. in at least as good condition and as equipped as the units that Seller has rented prior to the Effective Date) or Buyer shall be given a credit against the Purchase Price at the Closing in the amount of Eight Hundred Dollars ($800.00) per unit which is not rent ready.

13.8    Tenant Estoppels.  Seller shall use commercially reasonable efforts to obtain executed estoppel certificates from each commercial tenant (i.e., retail, restaurant and parking), substantially in the form of Exhibit M or such other form as is specified in the applicable Lease or as required by Buyer’s lender and a subordination non-disturbance and attornment agreement as required by Buyer’s lender, provided that Buyer informs Seller of its lenders requests at least fifteen (15) days prior to the Closing and provides the requested form. Notwithstanding the foregoing, it shall not be a condition to Buyer’s obligation to close the transaction contemplated by this Agreement that any estoppel certificate or subordination non-disturbance and attornment agreement be obtained from any such tenant, or that any such estoppel certificate or subordination non-

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disturbance and attornment agreement obtained from any such tenant be satisfactory to Buyer.

13.9    Financial Agreement.  Buyer acknowledges that the Property is subject to that certain Financial Agreement, by and between Essex Waterfront Urban Renewal Entity, L.L.C, a New Jersey limited liability company, and the City of Jersey City dated as of October 4, 2001, as amended by that certain Amendment to the Financial Agreement dated as of March 18, 2001, and as assigned to Ground Lessee pursuant to that certain Assignment and Assumption of Financial Agreement dated January 31, 2011 (collectively, the “Financial Agreement”). Seller shall terminate the Financial Agreement on or prior to the Closing, provided that in the event Seller is not able to terminate the Financial Agreement by the then scheduled Closing, Seller may adjourn the Closing for up to thirty (30) days to do so.

ARTICLE XIV

NOTICES

All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly delivered upon the delivery by overnight express delivery service or upon the receipt by e-mail transmission with confirmation of receipt (as long as such e-mail transmission is followed within one (1) business day by a copy delivered by overnight express delivery service), addressed as follows:

If to Buyer, to:

Roseland Residential Trust

A Mack-Cali Company

Harborside 3 – 210 Hudson Street, Suite 400

Jersey City, New Jersey 07311

Attention:  Ivan M. Baron, Chief Legal Officer

Telephone:  973-218-2335

Email:  baron@roselandres.com

with a copy to:

Connell Foley LLP

Harborside 5

185 Hudson Street, Suite 2510

Jersey City, NJ 07311

Attn:  W. Nevins McCann

Telephone:  201-521-1000

Email:  WMcCann@connellfoley.com

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If to Seller, to:

c/o J.P. Morgan Investment Management Inc.

277 Park Avenue, 36th Floor

New York, New York 10017

Attention: Kinsey M. Sale

Telephone:  (212) 648-1183

Email: kinsey.m.sale@jpmorgan.com

with a copy to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York  10022

Attn: Peter J. Irwin, Esq.

Telephone:  (212) 909-7469

Email:  pjirwin@debevoise.com

If to Escrow Agent, to:

Stewart Title Guaranty Company

10 Waterview Blvd., Suite 110

Parsippany, NJ 07054

Attn: John Crowley

Telephone: (973) 257-5690

Email: jcrowley@stewart.com

or to such other address or to such other person as any party shall designate to the others for such purpose in the manner hereinabove set forth.

ARTICLE XV

TRANSFER OF TITLE AND POSSESSION

15.1    Transfer of Possession.  Possession of the Property shall be transferred to Buyer at the time of the Closing subject to the Permitted Exceptions.

15.2    Delivery of Documents at Closing.  At the time of the Closing, Seller shall deliver (or cause to be delivered) to Buyer originals or copies of any additional documents, instruments or records in the possession of Seller or its agents which are necessary for the ownership and operation of the Property.

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ARTICLE XVI

GENERAL PROVISIONS

16.1    Captions.  Captions in this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any of the terms hereof.

16.2    Exhibits.  All exhibits referred to herein and attached hereto are a part hereof.

16.3    Entire Agreement.  This Agreement contains the entire agreement between the parties relating to the transaction contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

16.4    Modification.  No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

16.5    Attorneys’ Fees.  Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys’ fees and all costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not, and such reimbursement shall be included in any judgment, decree or final order issued in that proceeding.  The “prevailing party” means the party in whose favor a judgment, decree, or final order is rendered.

16.6    Governing Law.  This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of New York without regard to its internal conflicts of law principles (other than Section 5-1401 of the General Obligations Law).

16.7    Time of Essence.  Time is of the essence to this Agreement and to all dates and time periods set forth herein.

16.8    Survival of Warranties.  The warranties and representations contained in Sections 11.1 and 11.2 and the provisions of Section 11.3 shall survive the Closing, the delivery of the Deed and the payment of the Purchase Price, provided that (i) such representations and warranties (but not such provisions) shall cease and terminate six (6) months after the date of Closing, except to the extent that Buyer or Seller, as the case may be, shall have commenced, on or before the expiration of such six (6) month period,

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a legal proceeding based on the breach thereof as of the date of Closing, and (ii) the maximum total liability for which Seller shall be responsible with respect to all representations and warranties shall not exceed Ten Million Dollars ($10,000,000.00) in the aggregate, and no claim for breach of representation or warranty may be made unless the claims, individually or in the aggregate, shall be in excess of Seventy-Five Thousand Dollars ($75,000.00) after taking into account all prior claims.  Unless otherwise expressly herein stated to survive, all other representations, covenants, conditions and agreements contained herein shall merge into and be superseded by the various documents executed and delivered at Closing and shall not survive the Closing or the termination of this Agreement.  Seller shall have no liability to Buyer after Closing for any matter disclosed by Seller or learned by Buyer prior to Closing.

16.9    Assignment by Buyer.  Buyer may not assign its rights under this Agreement except as specifically set forth in this Section 16.9.  Buyer may assign its rights under this Agreement to another entity provided that (i) Buyer notifies Seller of such assignment and the identity of the assignee (and/or designees) at least three (3) business days prior to the date of the Closing, (ii) such assignee and/or designees are majority owned and controlled directly or indirectly by one or more principals of Buyer, (iii) such assignee shall assume all the obligations and liabilities of Buyer hereunder in a writing reasonably acceptable to Seller in form and substance and (iv) Buyer shall remain liable for all of its obligations hereunder until the date of Closing.  If such assignment is made, then the sale contemplated by this Agreement shall be consummated in the name of, and by and through the authorized officials of, such assignee (and/or such assignee’s designees). Buyer shall have the right to assign its rights with respect to (i) the fee interest and the landlord under the Ground Lease and (ii) the lessee under the Ground Lease, in each case under this Agreement, to separate legal entities satisfying the conditions of this Section 16.9, provided that Buyer shall provide Seller with notice of the name of each such entity at least five (5) business days prior to the Closing Date, and provided further that the closing for each interest shall occur simultaneously.

16.10    Severability.  If any term, covenant, condition, provision or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term, covenant, condition, provision or agreement is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term, covenant, condition, provision or agreement herein contained.

16.11    Successors and Assigns.  All terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective legal representatives, successors and assigns (subject to Section 16.9).

16.12    Interpretation.  Seller and Buyer acknowledge each to the other that both they and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

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16.13    Counterparts.  This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed original; such counterparts shall together constitute but one agreement. Signatures to this Agreement transmitted by Portable Document Format (PDF) via e-mail attachment shall be valid and effective to bind the party so signing and each party to this Agreement shall accept such signature of the other party to this Agreement.

16.14    Recordation.  This Agreement may not be recorded and any attempt to do so shall be of no effect whatsoever; provided, however, Seller acknowledges and agrees that the Title Company shall file a customary Notice of Settlement after the expiration of the Investigation Period and prior to Closing. The Title Company hereby agrees to immediately record a termination of the Notice of Settlement if this Agreement terminates for any reason.

16.15    Business Days.  As used in this Agreement, the term “business day” shall mean any day on which business is generally transacted by banks in New York City, New York.  If the final date of any period which is set out in any paragraph of this Agreement falls upon a day which is not a business day, then, and in such event, the time of such period will be automatically extended to the next business day.

16.16    Limitation on Liability.  In any action brought to enforce the obligations of Seller under this Agreement, the judgment or decree shall be subject to the provisions of Section 16.8.  In connection with this Agreement, Advisor is acting as the investment adviser to Seller and shall not have any individual liability hereunder.  None of Seller’s direct and indirect owners, Bozzuto Management Company, in its capacity as Seller’s property manager (“Seller’s Manager”), J.P. Morgan Investment Management Inc. or JPMorgan Chase Bank, N.A. (collectively and individually, “Advisor”) and the pension fund or other investors on whose behalf Seller is acting, and each of their respective shareholders, officers, directors, partners, members, employees, agents, affiliates, successors and assigns (collectively, the “Seller Indemnitees”) nor consultant to any Seller Indemnitee shall be held to any personal liability hereunder, and no resort shall be had to their private property, or the private property of any Seller Indemnitee for the satisfaction of any claims hereunder or in connection with the affairs of any Seller Indemnitee. None of Buyer’s direct and indirect owners, managers, agents, employees or affiliates, and each of their respective shareholders, officers, directors, partners, members, employees, agents, affiliates, successors and assigns (collectively, the “Buyer Parties”) nor consultant to any Buyer Party shall be held to any personal liability hereunder, and no resort shall be had to their private property, or the private property of any Buyer Party for the satisfaction of any claims hereunder.

16.17    Jury Waiver.  IN ANY LAWSUIT OR OTHER PROCEEDING INITIATED BY SELLER OR BUYER UNDER OR WITH RESPECT TO THIS AGREEMENT, SELLER AND BUYER EACH WAIVE ANY RIGHT IT MAY HAVE TO TRIAL BY JURY.

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16.18    Like Kind (Section 1031) Exchange.  Buyer and Seller agree that either of them may elect to attempt to cause the transaction contemplated by this Agreement to be structured as an exchange of like-kind properties under Section 1031 of the Code and the regulations and proposed regulations thereunder (a “1031 Exchange”). If either party (the “Exchanging Party”) wishes to make such election, it must provide the other party (the “Cooperating Party”) with written notice of the same not less than five (5) days before the Closing Date. If either Buyer or Seller timely gives such notice, the Cooperating Party shall cooperate as reasonably requested with the Exchanging Party to execute reasonable and customary documents to consummate the purchase and sale of the Property by means of a 1031 Exchange as described below; provided, however, that (i) the Exchanging Party shall bear all cost and expense thereof, (ii) the exchange transaction shall be structured to occur between the Exchanging Party and a third party acting as the qualified intermediary (as such phrase is defined in applicable regulations issued under the Code) engaged by the Exchanging Party (the “Intermediary”), (iii) the Cooperating Party’s cooperation shall be limited to its consent to the assignment by Exchanging Party of all of Exchanging Party’s rights (but not its obligations) under this Agreement to the Intermediary and other actions incident to the form of such an exchange transaction that are reasonably requested by the Exchanging Party, and (iv) in no event shall the obligation of Buyer or Seller to complete the Closing as otherwise provided for in this Agreement be subject to the structuring of the transaction as a 1031 Exchange. The Exchanging Party shall: (1) promptly reimburse the Cooperating Party for any reasonable third party expenses incurred by the Cooperating Party in connection with the proposed exchange and (2) indemnify, defend and hold harmless the Cooperating Party from any liability to third parties (including, but not limited to, the Intermediary) arising out of its cooperation with the proposed exchange, and such reimbursement and indemnification obligations shall survive Closing or the termination of this Agreement.

16.19    New Jersey Bulk Sales Law.  Buyer shall have the right to comply with N.J.S.A. 54:32 B-22 (c) and N.J.S.A54:50-38 by delivering a Notification of Sale, Transfer or Assignment in Bulk (Form C-9600) (the “Tax Notification”) to the Director of the Division of Taxation (the “Division”) of the State of New Jersey (the “Director”) (together with a copy of this Agreement) by registered or certified mail or overnight delivery not later than three (3) business days after the date that Seller delivers all information to Buyer to enable Buyer to complete such form, along with Seller’s Asset Transfer Tax Declaration.  Seller and Buyer shall cooperate in connection with such compliance and Seller shall provide all information reasonably necessary for Buyer to timely complete the Tax Notification and provide Buyer with a completed Asset Transfer Tax Declaration (Form A5002), which shall be submitted to the Director together with the Tax Notification.  If the Director informs Buyer that a possible claim for taxes, including any interest and penalties thereon, exists and demanding that Buyer escrow the amount thereof (the “Deficiency”), then (i) if the Deficiency is less than Fifty Thousand and No/100 Dollars ($50,000.00) (“Deficiency Threshold”), Buyer and Seller shall close as scheduled on the Closing Date without delay and an amount equal to the Deficiency shall be withheld from the net proceeds otherwise payable by Buyer to Seller at Closing (the “Tax Escrow”), which Tax Escrow shall be held in escrow by the Escrow Agent (unless a demand for payment is also

36

received by the parties, in which event the amount set forth in such demand shall be paid to the Division at Closing), or (ii) if the Deficiency is greater than the Deficiency Threshold, then Seller shall have the right to extend the Closing Date on not more than one (1) occasion for up to twenty (20) days for Seller to diligently pursue reconsideration by the Division of the Deficiency, provided that on or before the Closing Date Seller gives written notice to Buyer pursuant to the notice provisions hereof identifying the date to which the Closing Date shall be extended (the “Extended Closing Date”).  In the event Seller does not resolve its issues with the Deficiency prior to the Extended Closing Date pursuant to the foregoing clause (ii), Buyer and Seller shall close on the Extended Closing Date, withhold the Deficiency from the net proceeds otherwise payable by Buyer to Seller at Closing and the provisions hereof regarding the Tax Escrow shall apply.  Any fees of the Escrow Agent with regard to the Tax Escrow shall be paid by Seller.  The Closing shall not occur until Buyer and Seller have received a notice of Deficiency or a tax clearance letter from the Division.  The terms and conditions of such escrow shall be those set forth in this Section 16.19, together with (to the extent not inconsistent with this Section 16.19) the other protections for the Escrow Agent that are expressly set forth elsewhere in this Agreement.  The Tax Escrow shall be maintained until such time as (i) the Director demands, in writing, from the Escrow Agent, payment out of the Tax Escrow (the “Demand”), in which event the amount of the Demand shall be paid by Escrow Agent to the Division in accordance with the next sentence, or, (ii) if the Seller has no State tax debts, the Director issues a letter of tax clearance to the Buyer (who shall immediately provide copies of same to the Seller and the Escrow Agent in accordance with the notice provisions hereof) permitting the release of the Tax Escrow to Seller (the “Clearance Letter”).  Upon receipt of the Demand, the Escrow Agent shall provide a copy of the Demand to Seller and Buyer and each of their counsel in accordance with the notice provisions hereof and within two (2) business days of providing same is authorized to pay over to the Division of Taxation the amount required in the Demand, provided that any payments made by the Escrow Agent, at the option of Seller, shall be accompanied by a writing from Seller to the Division indicating that such payment is made under protest and reserving Seller’s rights.  In the event that the Demand or any Revised Demand requires payment to the Division of less than all of the Tax Escrow, the Escrow Agent shall continue to hold the remaining balance until it has received a Clearance Letter, at which time, Escrow Agent is authorized to release the remaining portion of the Tax Escrow held by the Escrow Agent to the Seller. This Section 16.19 shall survive the Closing.

ARTICLE XVII

ESCROW AGENT DUTIES AND DISPUTES

17.1    Other Duties of Escrow Agent.  Escrow Agent shall not be bound in any way by any other agreement or contract between Seller and Buyer, whether or not Escrow Agent has knowledge thereof.  Escrow Agent’s only duties and responsibilities shall be to hold the Deposit and other documents delivered to it as agent and to dispose of the Deposit and such documents in accordance with the terms of this Agreement.  Without limiting the generality of the foregoing, Escrow Agent shall have no

37

responsibility to protect the Deposit and shall not be responsible for any failure to demand, collect or enforce any obligation with respect to the Deposit or for any diminution in value of the Deposit from any cause, other than Escrow Agent’s gross negligence or willful misconduct or simple negligence with respect to its handling of the funds.  Escrow Agent may, at the expense of Seller and Buyer, consult with counsel and accountants in connection with its duties under this Agreement.  Escrow Agent shall be fully protected in any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel and accountants.  Escrow Agent shall not be obligated to take any action hereunder that may, in its reasonable judgment, involve it in any liability unless Escrow Agent shall have been furnished with reasonable indemnity satisfactory in amount, form and substance to Escrow Agent.

The following parties are authorized to send and verify wiring instructions:

For Buyer:

Name: Ivan Baron

Telephone: (973) 218-2335

Email: baron@roselandres.com

Name: Robert Cappy

Telephone: (973) 218-2350

Email: cappy@roselandres.com

Name: David Smetana

Telephone: (732) 590-1035

Email: dsmetana@mack-cali.com

Name: Michael J. DeMarco

Telephone: (732) 590-1589

Email: demarco@mack-cali.com

Name: Gary Wagner

Telephone: (732) 590-1516

Email: GWagner@mack-cali.com

Name: Gabriel Shiff

Telephone: (973) 218-2311

Email: gshiff@roselandres.com

For Seller:

Name: Kinsey Sale

Telephone: (212) 648-1183

Email: kinsey.m.sale@jpmorgan.com

38

17.2    Disputes.  Escrow Agent is acting as a stakeholder only with respect to the Deposit.  If there is any dispute as to whether Escrow Agent is obligated to deliver the Deposit or as to whom the Deposit is to be delivered, Escrow Agent shall not make any delivery, but shall hold the Deposit until receipt by Escrow Agent of an authorization in writing, signed by all the parties having an interest in the dispute, directing the disposition of the Deposit, or, in the absence of authorization, Escrow Agent shall hold the Deposit until the final determination of the rights of the parties in an appropriate proceeding.  Escrow Agent shall have no responsibility to determine the authenticity or validity of any notice, instruction, instrument, document or other item delivered to it, and it shall be fully protected in acting in accordance with any written notice, direction or instruction given to it under this Agreement and believed by it to be authentic.  If written authorization is not given, or proceedings for a determination are not begun, within thirty (30) days after the date scheduled for the closing of title and diligently continued, Escrow Agent may, but is not required to, bring an appropriate action or proceeding for leave to deposit the Deposit with a court of the State of New York pending a determination.  Escrow Agent shall be reimbursed for all costs and expenses of any action or proceeding, including, without limitation, attorneys’ fees and disbursements incurred in its capacity as Escrow Agent, by the party determined not to be entitled to the Deposit.  Upon making delivery of the Deposit in the manner provided in this Agreement, Escrow Agent shall have no further liability hereunder.  In no event shall Escrow Agent be under any duty to institute, defend or participate in any proceeding that may arise between Seller and Buyer in connection with the Deposit.

[Signature Page Follows.]

39

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.

SELLER

LT Realty Company LLC, a Delaware
limited liability company

By:	/s/ Gerard J. Norcia
Name: Gerard J. Norcia
Title: Authorized Signatory

Liberty Towers Urban Renewal LLC,
a New Jersey limited liability company

By:	/s/ Gerard J. Norcia
Name: Gerard J. Norcia
Title: Authorized Signatory

 [Signatures Continue on Following Page.]

I-40

BUYER

ROSELAND ACQUISITION CORP.,
a Delaware corporation

By:	/s/ Gary T. Wagner
Name: Gary T. Wagner
Title: General Counsel

I-41

CONSENT AND AGREEMENT OF ESCROW AGENT

The undersigned Escrow Agent hereby acknowledges receipt of the Deposit and agrees to (i) accept the foregoing Agreement, (ii) be escrow agent under said Agreement, and (iii) be bound by said Agreement in the performance of its duties as escrow agent.

Stewart TITLE Guaranty COMPANY

By:	/s/ John P. Crowley
Name: John P. Crowley
Title: New Jersey State Counsel

I-42

CONSENT AND AGREEMENT OF CLOSING AGENT

The undersigned Closing Agent hereby agrees to (i) accept the foregoing Agreement, (ii) be closing agent under said Agreement, and (iii) be bound by said Agreement in the performance of its duties as closing agent.

LINCOLN LAND SERVICES, LLC

By:	/s/ Lawrence M. Holmes
Name: Lawrence M. Holmes
Title: Vice President and General Counsel

I-43

EXHIBIT A

Description of Land

A-1

EXHIBIT B

Form of Assignment and Assumption of Ground Lease1

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

THIS ASSIGNMENT AND ASSUMPTION OF GROUND LESSEE’S INTEREST IN THE GROUND LEASE (the “Assignment”) dated as of [________], 2019, between LT Realty Company LLC, a Delaware limited liability company (“Owner”), Liberty Towers Urban Renewal LLC, a New Jersey limited liability company(“Ground Lessee” and together with Owner, “Assignor”), each having an address at c/o J.P. Morgan Investment Management Inc., 277 Park Avenue, 36th Floor, New York, New York 10017, and [___________________] and [________] [Urban Renewal LLC], a [New Jersey] limited liability company (“UR” and together with [___], “Assignee”), having an address at [___________].

W I T N E S S E T H

WHEREAS, Owner is the landlord and Ground Lessee is the tenant under that certain Ground Lease by and between Essex Waterfront Owners LLC, a Delaware limited liability company, and Essex Waterfront Urban Renewal Entity L.L.C., dated as of April 6, 2001, evidenced by that certain Memorandum of Lease recorded April 18, 2001 in the Hudson County, New Jersey Recorder’s Office (“Recorded”)  in Book 5790, page 156, as assigned pursuant to that certain Assignment and Assumption of Ground Lease, dated January 31, 2011 and Recorded February 9, 2011 in Book 8776, page 486 (collectively, the “Ground Lease”) relating to the premises located at 33 Hudson Street, City of Jersey City, County of Hudson, State of New Jersey, and more specifically described on Exhibit A attached hereto (the “Premises”);

WHEREAS, Owner has agreed to assign its interest as the landlord under the Ground Lease to [____] and Ground Lessee has agreed to assign its interest as the tenant under the Ground Lease to UR, and [____] desires to accept and assume the obligations of Owner, as landlord under the Ground Lease, and  UR desires to accept and assume the obligations of Ground Lessee under the Ground Lease, as hereinafter set forth;

NOW THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which Assignor and Assignee hereby acknowledge, the parties hereto hereby agree as follows:

1.    (i) Owner hereby assigns, sets over and transfers unto [_____] all of its right, title and interest, as landlord, in, to and under the Ground Lease and (ii) Ground Lessee hereby assigns, sets over and transfers unto UR all of its right, title and interest, as tenant, in, to and under the Ground Lease. Each of [____] and UR  hereby accepts said Assignment and agrees to assume all of Owner’s and Ground Lessee’s respective obligations under the Ground Lease first accruing from and after the date hereof, and to observe and perform all the covenants, conditions and agreements in the Ground lease on

_____________________________

1  NTD: To be revised to be in recordable form.

B-1

1005118403v16

the part of landlord and tenant, respectively, thereunder to be observed and performed from and after the date hereof.

2.    This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.    This Assignment shall be governed, construed, applied and enforced in accordance with the laws of the State of New Jersey, without regards to principles of conflicts of law.

4.    The recital is incorporated herein by reference.

5.    There shall be no merger of the leasehold estate with the fee estate in the property or any part thereof by reason of Assignee holding the leasehold estate as well as the fee estate in the Property, unless Assignee executes and records a written document confirming such merger.

6.    This Assignment may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Signatures to this Agreement transmitted by Portable Document Format (PDF) via e-mail attachment shall be valid and effective to bind the party so signing and each party to this Agreement shall accept such signature of the other party to this Agreement.

7.    This Assignment sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and may not be altered, amended, changed, waived, terminated or modified in any respect or particular unless the same shall be in writing and signed by each of the parties hereto.

[Signature Page Follows.]

B-2

1005118403v16

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment of this [____] day of [__________], 2019.

ASSIGNOR:

LT Realty Company LLC, a Delaware
limited liability company

By:
Name:
Title:

Liberty Towers Urban Renewal LLC,
a New Jersey limited liability company

By:
Name:
Title:

ASSIGNEE:

[______________________],
a [______________________]

By:
Name:
Title:

[______________________],
a [______________________]

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF _____________

ss.:
COUNTY OF ___________

On the _____ day of _______________, in the year 2019, before me, the undersigned, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the ___________________ of LT Realty Company LLC, an Assignor described in the attached instrument, and acknowledged that he executed said instrument with full power and authority of such limited liability company, as the voluntary act and deed of said limited liability company.

Signature and Office of individual taking acknowledgement

_________________________________

STATE OF _____________

ss.:
COUNTY OF ___________

On the _____ day of _______________, in the year 2019, before me, the undersigned, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the ___________________ of Liberty Towers Urban Renewal LLC, an Assignor described in the attached instrument, and acknowledged that he executed said instrument with full power and authority of such limited liability company, as the voluntary act and deed of said limited liability company.

Signature and Office of individual taking acknowledgement

_________________________________

STATE OF _____________

ss.:
COUNTY OF ___________

On the _____ day of _______________, in the year 2019, before me, the undersigned, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the ___________________ of _________________, an Assignee described in the attached instrument, and acknowledged that he executed said instrument with full power and authority of such limited liability company, as the voluntary act and deed of said limited liability company..

Signature and Office of individual taking acknowledgement

_________________________________

STATE OF _____________

ss.:
COUNTY OF ___________

On the _____ day of _______________, in the year 2019, before me, the undersigned, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the ___________________ of _________________, an Assignee described in the attached instrument, and acknowledged that he executed said instrument with full power and authority of such limited liability company, as the voluntary act and deed of said limited liability company..

Signature and Office of individual taking acknowledgement

_________________________________

Exhibit A

Description of Premises

Exhibit C

Form of Assignment and Assumption of Leases,
Contracts and Other Property Interests

For good and valuable consideration, the receipt of which is hereby acknowledged, LT Realty Company LLC, a Delaware limited liability company (“Owner”), Liberty Towers Urban Renewal LLC, a New Jersey limited liability company (“Ground Lessee”), and Bozzuto Management Company, a Maryland corporation (“Manager” and together with, Ground Lessee and Owner, “Assignor”) hereby irrevocably assigns, transfers and sets over to [_______], a [_______] (“Assignee”), all of Assignor’s right, title and interest arising from and after the date hereof in and to (i) the lease agreements (the “Leases”) enumerated in the rent roll attached hereto as Schedule A and made a part hereof, together with tenant security deposits held by Assignor under the Leases, (ii) the contracts (the “Contracts”) enumerated in Schedule B attached hereto and made a part hereof, (iii) to the extent assignable, any governmental permits and approvals (the “Permits and Approvals”) related to the improvements (the “Improvements”) located on the land (the “Land”) being conveyed by Assignor to Assignee by Deed, dated the date hereof, and (iv) to the extent assignable, all contract rights (including, without limitation, all existing third‑party warranties, if any, on materials and equipment constituting a part of or used in the operation and maintenance of the Improvements), licenses, permits, plans and specifications, surveys, soils reports, insurance proceeds by reason of damage to the Improvements, condemnation awards and all other rights, privileges or entitlements necessary to continue the use and operation of the Land and the Improvements.

Assignee hereby assumes all obligations in connection with the Leases, the Contracts and the Permits and Approvals, arising or first becoming due and payable on or after the date hereof.

Assignor hereby reserves the right to collect and retain delinquent rentals as set forth in the Purchase Agreement (as defined below).

Assignor hereby represents and warrants only that it has not previously assigned the Leases, the Contracts, the Permits and Approvals, contract rights and other rights assigned hereby.  Assignor makes no other representation or warranty in connection with this Assignment and, except for the foregoing, this Assignment is made without recourse to Assignor, except as expressly provided above and in the Sale, Purchase and Escrow Agreement, dated as of [__________], 2019, by and among Owner, Ground Lessee, Assignee and [_______________________].

All terms of this Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

C-1

No modification, waiver, amendment, discharge or change of this Assignment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

This Assignment shall be construed and enforced in accordance with the laws of the State of New Jersey.

In any action brought to enforce the obligations of Assignor under this Assignment, the judgment or decree shall be subject to Sections 16.8 and 16.16 of that certain Sale, Purchase and Escrow Agreement (the “Purchase Agreement”), dated as of ________, 2019, between Assignor, Assignee and [______________].

This Assignment may be executed in any number of counterparts, each of which so executed shall be deemed original; such counterparts shall together constitute but one agreement.

[Signature Page Follows.]

C-2

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment of this ______ day of      , 2019.

ASSIGNOR:

LT Realty Company LLC, a Delaware
limited liability company

By:
Name:
Title:

Liberty Towers Urban Renewal LLC,
a New Jersey limited liability company

By:
Name:
Title:

BOZZUTO MANAGEMENT COMPANY,
a Maryland corporation

By:
Name:
Title:

ASSIGNEE:

[INSERT ASSIGNEE]

By:
Name:
Title:

Schedule A

Rent Roll

Schedule B

Contracts

EXHIBIT D

Form of Bill of Sale

KNOW ALL MEN BY THESE PRESENTS, that LT Realty Company LLC, a Delaware limited liability company (“Owner”), Liberty Towers Urban Renewal LLC, a New Jersey limited liability company(“Ground Lessee” and together with Owner, “Seller”), for good and valuable consideration paid by [_______] a [_________] (“Buyer”), hereby sells to Buyer, its successors and assigns, the personal property (“Personal Property”) more particularly referred to in Schedule A attached hereto.

TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns to and for its own use and behalf forever.

Buyer agrees to pay all sales taxes payable by reason of the transfer to Buyer of said Personal Property.

This Bill of Sale shall be without representation or warranty by, and without recourse to, Seller.

This Bill of Sale may be executed in any number of counterparts, each of which so executed shall be deemed original; such counterparts shall together constitute but one agreement.

[Signature Page Follows.]

D-1

IN WITNESS WHEREOF, Seller and Buyer have caused these presents to be signed by their duly authorized officers as of __________, 2019.

SELLER

LT Realty Company LLC, a Delaware
limited liability company

By:
Name:
Title:

Liberty Towers Urban Renewal LLC,
a New Jersey limited liability company

By:
Name:
Title:

BUYER

[INSERT BUYER]

By:
Name:
Title:

EXHIBIT E

Form of Deed2

After recording please return to:

[__________]

[__________]

[__________]

Attn: [__________]

BARGAIN AND SALE DEED
WITH COVENANT AGAINST GRANTOR’S ACTS

Prepared By:

___________________

THIS DEED, is made as of the ___ day of _____, 2018, between LT Realty Company LLC, a Delaware limited liability company, having an address of c/o J.P. Morgan Investment Management, 277 Park Avenue, 36th Floor, New York, NY 10017 (“Grantor”), and [__________], a [__________], having an address of [__________] (“Grantee”).

Transfer of Ownership.  Grantor grants and conveys (transfers ownership of) the property described on Exhibit A annexed hereto and made a part hereof and all of Grantor’s right title and interest in the property described on Exhibit A annexed hereto and made a part hereof to Grantee subject to exceptions set forth on Exhibit B attached hereto3.  This transfer is made for the sum of [__________] DOLLARS ($[__________]), lawful money of the United States.

The Grantor acknowledges receipt of this money.

Tax Map Reference.  Block 14504, Lot(s) 1.01 and X on the Tax Map of the City of Jersey City.

[  ] No property tax identification number is available on the date of this deed.  (check box if applicable).

Property.  The property consists of the land and all the structures on the land in the City of Jersey City, County of Hudson and State of New Jersey.

____________________________

2  Title company to confirm that the Deed is in recordable form.

3 To include exceptions from the title policy.

The legal description is set forth on Exhibit A annexed hereto and made a part hereof,

TOGETHER with all right, title and interest, if any, of Grantor in and to any streets and roads abutting the above described property to the center lines thereof,

TOGETHER with all the appurtenances and all the estate and rights of Grantor in and to said property,

AND SUBJECT to all easements and restrictions of record and as an accurate survey would reveal.

There shall be no merger of the leasehold estate with the fee estate in the property or any part thereof by reason of Grantee holding the leasehold estate as well as the fee estate in the Property, unless Grantee executes and records a written document confirming such merger.

Promises by Grantor.  The Grantor promises that the Grantor has done no act to encumber the property described on Exhibit A.  This promise is called a “covenant as to grantor's acts” (N.J.S.A. 46:4-6).

Signators.  The Grantor signs this Deed as of the date at the top of the first page.

[SIGNATURE NEXT PAGE]

GRANTOR:

LT Realty Company LLC, a Delaware
limited liability company

By:
Name:
Title:

STATE OF NEW JERSEY

SS.:

COUNTY OF

I CERTIFY that on                       , 20  ,                                                 personally came before me

and that this person acknowledged under oath, to my satisfaction, that:

(a)this person is the                                of                                      , the limited liability

company named in the attached document;

(b)this person executed and delivered the attached document as the voluntary act and deed of the limited liability company; and

(c)this person was authorized by the members of the limited liability company to execute and deliver the attached document on behalf of the limited liability company.

(d)that the full and actual consideration paid or to be paid for the transfer of title to realty evidenced by the within deed, as such consideration is defined in P.L. 1968, c. 49, Sec. 1(c), as amended, is $[_________].

___________________

(Print name and title below signature)

Sworn to and Subscribed before me

this ____ day of _____, 2018.

__________________________________

A Notary Public

Exhibit A

EXHIBIT F

Form of Notice to Vendors

Dear Service Provider:

This is to advise you that as of the date hereof, the property located at 33 Hudson Street, Jersey City, NJ has been sold by Liberty Towers Urban Renewal LLC, a New Jersey limited liability company (“Seller”) to ____________________________ (“Purchaser”).  Purchaser has assumed all of the obligations of the undersigned accruing after the date hereof under your service contract as of the date hereof.  All notices to Purchaser should be sent to Purchaser in the manner provided in the service contract to the following address:

_________________________

_________________________

_________________________

_________________________

Very truly yours,

Liberty Towers Urban Renewal LLC,
a New Jersey limited liability company

By:
Name:
Title:

BOZZUTO MANAGEMENT COMPANY,
a Maryland corporation

By:
Name:
Title:

F-1

EXHIBIT G

Form of Notice to Tenants

Ladies and Gentlemen:

You are hereby informed that, effective [_____], 2019 Liberty Towers Urban Renewal LLC, a New Jersey limited liability company, has sold the building located at 33 Hudson Street, Jersey City, NJ (the “Building”), and has assigned its interest as lessor under the lease between it and you covering certain space in the Building in each case to: [__________].

[__________

____________

______________].

Please make all rental payments and address all correspondence to the landlord under your lease to the buyer at the foregoing address.

Your security deposit held by the undersigned pursuant to your lease is also being assigned to the buyer.

If you have any questions, please contact ___________ at _____________.

Very truly yours,

Liberty Towers Urban Renewal LLC,
a New Jersey limited liability company

By:
Name:
Title:

BOZZUTO MANAGEMENT COMPANY,
a Maryland corporation

By:
Name:
Title:

G-1

EXHIBIT H

Form of FIRPTA Certificate
Transferor’s Certification of Non-Foreign Status

Section 1445 of the Internal Revenue Code (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.  To inform [_______], a [_________] (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by [____________]  (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.  Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

2.  Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations.

3.  Transferor’s U.S. employer identification number is [INSERT EIN]; and

4.  Transferor’s office address is: [INSERT ADDRESS].

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated:             , 2019.

[INSERT ENTITY]

By:
Name:
Title:

I-1

Exhibit I

Form of Title Affidavit

Title Affidavit

[to be conformed for ground lessee, if REQUESTED BY TITLE COMPANY]

The undersigned, being first duly sworn, deposes and says as follows:

1. Company.  LT Realty Company LLC, a Delaware limited liability company, (the “Company”), executes this affidavit in connection with the sale by the Company to [__________], a [__________] (“Buyer”).

2. Representations.  All representations contained in this affidavit are true to the best of my actual knowledge.

3. Authority.  The Company is the only owner of the property (the “Property”) described on Exhibit A attached hereto and made a part hereof. The Property is being conveyed by the Company to Buyer.  This action and the making of this affidavit have been duly authorized by the Company.  The Company is legally authorized to transact business and is in good standing in the State of New Jersey.  The Company has not classified itself as a corporation for federal income tax purposes.

4. Ownership and Possession.  The Company has owned the Property since [______].  Since then no one has questioned the Company’s right to possession or ownership of the Property.  The Company has not entered into any contract to sell the Property other than that certain Sale, Purchase and Escrow Agreement, dated as of [__________], 2019 (the “Agreement”), by and among the Company, as seller, Buyer, as buyer, and [__________] (the “Title Company”), as closing agent.

5. Improvements.  The Company has not received written notice that (a) any person has filed or intends to file a mechanic’s lien, stop notice, building contract or notice of unpaid balance related to the Property or (b) money is due and owing from the Company for construction or repair work on the Property, except for any amounts which will be paid in connection with the closing of the transactions contemplated by the Agreement. To Company’s actual knowledge, other than as set forth in the title policy to be issued by the Title Company, no material additions, alterations or improvements are now in progress or have been made to this Property since [__________].  All due and payable charges for municipal improvements such as sewers, sidewalks, curbs or similar improvements benefiting this Property have been paid in full.

6. Leases.  There are no tenancies, leases or other occupancies known to be affecting the Property, other than as shown on the rent roll annexed hereto as Exhibit B, which leases do not contain any options or rights of first refusal to purchase the Property or any portion thereof.

7. Liens or Encumbrances.  To the Company’s actual knowledge, there are not any unrecorded mortgages, conditional bills of sale, retention of title agreements or agreements not to sell or encumber, which affect the Property or which affect the Property.

8. Subsurface Conditions.  To the Company’s actual knowledge, other than as set forth in the title policy to be issued by the Title Company or shown on the survey obtained in connection with this transaction, there are no subsurface conditions or encroachments affecting the Property.

9. Reliance.  The Company is aware that the Title Company will rely on the statements made in this affidavit.

[Signature Page Follows.]

STATE OF NEW JERSEY

ss.:

COUNTY OF HUDSON

GRANTOR:

LT Realty Company LLC, a Delaware
limited liability company

By:
Name:
Title:

Signed and sworn to before me on

this ____ day of ____, 2019

_____________________________

Notary Public

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT B

RENT ROLL

Exhibit J

Contracts

1.    Holiday Proposal, dated as of November 14, 2017 between Bozzuto Management Company and John Mini distinctive landscapes.

2.    Agreement, dated as of August 10, 2016 between Liberty Towers Urban Renewal LLC and Comcast of New Jersey, LLC.

3.    Service Agreement, dated as of November 1, 2018 between Bozzuto Management Company and Constellation New Energy, Inc.

4.    Software License and Maintenance Agreement, dated as of January 28, 2009 between Bozzuto Management Company and KeyTrak, Inc.

5.    Site Level Environmental Scent Service Agreement, dated as of May 25, 2018 between Bozzuto Management Company and ScentAir Technologies, LLC.

6.    Performance License, dated as of January 1, 2014 between LT Realty Company, LLC and SESAC, LLC.

7.    Equipment Sales Agreement, dated as of October 27, 2018 between Bozzuto Management Company and Advance Business Systems & Supply Company.

8.    Elevator/Escalator Maintenance Property Level Agreement, dated as of July 1, 2016 between Liberty View Towers and Schindler Elevator Corporation.

9.    Service Agreement, dated as of March 7, 2019 between Bozzuto Management Company and Day by Day Painting and Appliance.

10.    Service Agreement, dated as of April 15, 2019 between Bozzuto Management Company and Engineered Security Systems.

11.    Service Agreement, dated as of February 26, 2019 between Bozzuto Management Company and Giovine Landscaping, Inc.

12.    Service Agreement, dated as of April 15, 2019 between Bozzuto Management Company and HC Construction.

13.    Service Agreement, dated as of March 7, 2019 between Bozzuto Management Company and Hudson Pool Management, Inc.

14.    Service Agreement, dated as of April 15, 2019 between Bozzuto Management Company and Raymond Glass Co., Inc.

15.    Service Agreement, dated as of January 29, 2019 between Bozzuto Management Company and American Refinishing.

16.    Service Agreement, dated as of March 26, 2019 between Bozzuto Management Company and Bravo Group Services.

17.    Supplemental Staffing Agreement, dated as of July 30, 2018 between Bozzuto Management Company and Noor Staffing Group LLC. d/b/a Diversity Services.

J-1

18.    Service Agreement, dated as of January 29, 2019 between Bozzuto Management Company and Fire Protection Engineers.

19.    Service Agreement, dated as of January 29, 2019 between Bozzuto Management Company and GenServe Inc.

20.    Service Agreement, dated as of April 27, 2018 between Bozzuto Management Company and Transformation Fitness USA Inc.

21.    Service Agreement, dated as of July 26, 2018 between Bozzuto Management Company and Valcourt Building Services of New Jersey, LLC.

22.    Service Agreement, dated as of January 4, 2019 between Bozzuto Management Company and Western Pest Services.

23.    Service Agreement, dated as of March 6, 2019 between Bozzuto Management Company and Cali Carting.

Assigned Contracts

1.    Agreement, dated as of August 10, 2016 between Liberty Towers Urban Renewal LLC and Comcast of New Jersey, LLC.

2.    Elevator/Escalator Maintenance Property Level Agreement, dated as of July 1, 2016 between Liberty View Towers and Schindler Elevator Corporation.

3.    Service Agreement, dated as of April 15, 2019 between Bozzuto Management Company and Engineered Security Systems.

4.    Service Agreement, dated as of January 29, 2019 between Bozzuto Management Company and Fire Protection Engineers.

5.    Service Agreement, dated as of March 7, 2019 between Bozzuto Management Company and Hudson Pool Management, Inc.

6.    Software License and Maintenance Agreement, dated as of January 28, 2009 between Bozzuto Management Company and KeyTrak, Inc.

7.    Service Agreement, dated as of January 29, 2019 between Bozzuto Management Company and GenServe Inc.

8.    Site Level Environmental Scent Service Agreement, dated as of May 25, 2018 between Bozzuto Management Company and ScentAir Technologies, LLC.

9.    Performance License, dated as of January 1, 2014 between LT Realty Company, LLC and SESAC, LLC.

10.    Service Agreement, dated as of April 27, 2018 between Bozzuto Management Company and Transformation Fitness USA Inc.

J-2

Exhibit K

Marked–Up Preliminary Title Report

K-1

Exhibit L

Rent Roll

[attached]

L-1

5/1/2019 12:41 PM

Rent Roll - Lease Charges

From Date: 04/30/2019 By Property

Unit(s)	Lease	Lease Type	Lease From	Lease To	Security Deposit	Letter of Credit Amount	Amendment Type	Unit(s)	Area Label	Area	Term	Amendment From	Amendment To	Charge Code	Charge From	Charge To	Monthly Amount	Mgmt Fee	Gross Amount	Amt. per Area	Annualized Gross Amount	Amt per Area
p0000048 - Liberty Towers - Retail, Jersey City																						
100	Riverside Pediatrics Group, Inc.	Office - Net	10/1/2004	9/30/2019	0.00	0.00	Original Lease	100	GLA US (sqft)	3,000.00	180.00	10/1/2004	9/30/2019	cam	1/1/2019	9/30/2019	2,140.14	0.00	2,140.14	0.71	25,681.68	8.56
								100	GLA US (sqft)	3,000.00				rentret	10/1/2014	9/30/2019	11,000.00	0.00	11,000.00	3.67	132,000.00	44.00
										3,000.00							**13,140.14**	**0.00**	**13,140.14**	**4.38**	**157,681.68**	**52.56**
110A, 110B	Learning Ladders Early Education Center LLC	Retail - In-Line Tenant - Net	12/1/2011	9/30/2024	64,961.58	0.00	Original Lease	110A	GLA US (sqft)	3,920.00	154.00	12/1/2011	9/30/2024	rentabat	3/1/2013	9/30/2024	0.00	0.00	0.00	0.00	0.00	0.00
								110A	GLA US (sqft)	3,920.00				cam	1/1/2015	9/30/2024	1,633.33	0.00	1,633.33	0.42	19,599.96	5.00
								110A	GLA US (sqft)	3,920.00				rentret	3/1/2019	2/29/2020	12,286.80	0.00	12,286.80	3.13	147,441.60	37.61
							Expansion	110B	GLA US (sqft)	4,203.00	135.00	7/1/2013	9/30/2024	cam	1/1/2015	9/30/2024	1,751.25	0.00	1,751.25	0.42	21,015.00	5.00
								110B	GLA US (sqft)	4,203.00				rentret	3/1/2019	2/29/2020	13,173.25	0.00	13,173.25	3.13	158,079.00	37.61
										8,123.00							**28,844.63**	**0.00**	**28,844.63**	**3.55**	**346,135.56**	**42.61**
120	Exchange Place Florists	Retail - In-Line Tenant - Net	4/1/2004	6/30/2024	4,083.33	0.00	Renewal	120	GLA US (sqft)	700.00	120.00	7/1/2014	6/30/2024	cam	1/1/2019	6/30/2024	504.90	0.00	504.90	0.72	6,058.80	8.66
								120	GLA US (sqft)	700.00				rentret	7/1/2018	6/30/2019	2,490.65	0.00	2,490.65	3.56	29,887.80	42.70
										700.00							**2,995.55**	**0.00**	**2,995.55**	**4.28**	**35,946.60**	**51.35**
140	Downtown Chemists Corporation	Retail - In-Line Tenant - Net	7/16/2005	7/31/2025	24,000.00	0.00	Renewal	140	GLA US (sqft)	4,170.00	121.00	7/16/2015	7/31/2025	cam	1/1/2019	7/31/2025	3,007.77	0.00	3,007.77	0.72	36,093.24	8.66
								140	GLA US (sqft)	4,170.00				rentret	8/1/2018	7/31/2019	12,910.57	0.00	12,910.57	3.10	154,926.84	37.15
										4,170.00							**15,918.34**	**0.00**	**15,918.34**	**3.82**	**191,020.08**	**45.81**
150	Dream Nail and Spa, Inc.	Retail - In-Line Tenant - Net	9/22/2006	9/30/2026	17,250.00	0.00	Renewal	150	GLA US (sqft)	2,300.00	120.00	10/1/2016	9/30/2026	cam	1/1/2019	9/30/2026	1,658.96	0.00	1,658.96	0.72	19,907.52	8.66
								150	GLA US (sqft)	2,300.00				rentret	10/1/2018	9/30/2019	7,116.87	0.00	7,116.87	3.09	85,402.44	37.13
										2,300.00							**8,775.83**	**0.00**	**8,775.83**	**3.82**	**105,309.96**	**45.79**
160	Hudson-Essex Allergy, LLC	Office - Net	12/1/2016	11/30/2026	11,468.33	0.00	Original Lease	160	GLA US (sqft)	3,932.00	120.00	12/1/2016	11/30/2026	cam	12/1/2016	11/30/2021	1,638.33	0.00	1,638.33	0.42	19,659.96	5.00
								160	GLA US (sqft)	3,932.00				rentoff	12/1/2018	11/30/2019	11,697.70	0.00	11,697.70	2.98	140,372.40	35.70
										3,932.00							**13,336.03**	**0.00**	**13,336.03**	**3.39**	**160,032.36**	**40.70**
170	Krispy Pizza Jersey City, Inc.	Retail - In-Line Tenant - Net	6/6/2014	6/30/2024	13,608.00	0.00	Original Lease	170	GLA US (sqft)	1,344.00	121.00	6/6/2014	6/30/2024	cam	6/6/2014	6/30/2024	728.00	0.00	728.00	0.54	8,736.00	6.50
								170	GLA US (sqft)	1,344.00				rentret	7/1/2018	6/30/2019	4,161.10	0.00	4,161.10	3.10	49,933.20	37.15
										1,344.00							**4,889.10**	**0.00**	**4,889.10**	**3.64**	**58,669.20**	**43.65**
180	Central Parking System of New Jersey, Inc	Retail - In-Line Tenant - Net	2/1/2017	1/31/2020	0.00	0.00	Original Lease	180	GLA US (sqft)	0.00	36.00	2/1/2017	1/31/2020	rent	2/1/2019	1/31/2020	109,242.00	0.00	109,242.00	0.00	1,310,904.00	0.00
										0.00							**109,242.00**	**0.00**	**109,242.00**	**0.00**	**1,310,904.00**	**0.00**
Total					**135,371.24**	**0.00**				**23,569.00**							**197,141.62**	**0.00**	**197,141.62**	**8.36**	**2,365,699.44**	**100.37**

*Only showing base rent, not breakpoint overages

Summary by Charge Code	**Amount**
cam	13,062.68
rent	109,242.00
rentabat	0.00
rentoff	11,697.70
rentret	63,139.24
Total	**197,141.62**

	Security Deposit	Letter of Credit Amount	Area	Monthly Amount	Mgmt Fee	Gross Amount	Amt. per Area	Annualized Gross Amount	Amt per Area
Grand Total	**135,371.24**	**0.00**	**23,569.00**	**197,141.62**	**0.00**	**197,141.62**	**8.36**	**2,365,699.44**	**100.37**

Page 1 of 1

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5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
Current/Notice/Vacant Residents												
E-0901	ltb21	1,070.00	t0344527	Maulick Maniar	3,976.00	3,785.00	3,785.00	0.00	07/07/2018	05/06/2019		-60.00
E-0902	lta15	850.00	t0171981	Pedro Pontes	3,018.00	2,951.00	500.00	0.00	06/01/2017	05/31/2019		0.00
E-0903	lta14	825.00	t0000616	Lauren Mancuso	3,103.00	2,856.00	1,000.00	0.00	09/24/2014	06/23/2019		0.00
E-0904	lta11	785.00	t0233827	Jordan Glassberg	2,778.00	2,480.00	500.00	0.00	09/09/2017	10/08/2019		0.00
E-0905	ltb23	1,145.00	t0221010	Paresh patel	3,886.00	3,656.00	1,000.00	0.00	02/05/2019	02/04/2020		-250.00
E-0906	lta12	800.00	t0000503	Patrick Curry	2,800.00	2,530.00	1,000.00	0.00	01/07/2014	05/06/2019		0.00
E-0907	lta16	855.00	t0000890	Roopa Venugopal	2,893.00	2,989.00	500.00	0.00	03/12/2016	11/30/2019		3,382.90
E-0910	lta17	900.00	t0377525	steven kaitz	3,353.00	3,008.00	3,008.00	0.00	07/01/2018	09/30/2019		0.00
E-0911	lta13	810.00	t0067930	Martin Schneider	3,283.00	3,269.00	500.00	0.00	11/11/2016	11/10/2019		0.00
E-0912	ltb22	1,145.00	t0082993	Amy Tsui	4,151.00	3,812.00	500.00	0.00	12/13/2016	10/12/2019		0.00
E-1001	ltb21	1,070.00	t0240258	Manmeet Dhamo	3,716.00	3,360.00	500.00	0.00	11/17/2017	12/12/2019		0.00
E-1002	lta15	850.00	t0285822	Isha Rao	2,768.00	2,539.00	1,000.00	0.00	03/23/2018	04/22/2020		0.00
E-1003	lta14	825.00	t0459915	Robert Bartlett	2,863.00	2,890.00	1,000.00	0.00	02/16/2019	02/15/2020		0.00
E-1004	lta11	785.00	t0000458	Matthew Zambrio	2,788.00	2,653.00	1,000.00	0.00	09/25/2013	05/24/2019		0.00
E-1005	ltb23	1,145.00	t0000380	Derwin Brown	3,901.00	3,798.00	1,000.00	0.00	11/18/2011	05/13/2019		0.00
E-1006	lta12	800.00	t0000674	Sasi Ala	2,810.00	2,530.00	1,000.00	0.00	02/27/2015	03/26/2020		-253.00
E-1007	lta16	855.00	t0221559	Daniel Thomsen	3,028.00	2,955.00	1,000.00	0.00	02/24/2019	01/23/2020		0.00
E-1008	ltts1	685.00	t0401212	Omar Saleh	2,233.00	2,388.00	2,388.00	0.00	08/03/2018	08/02/2019		0.00
E-1009	ltb24	1,190.00	t0000454	Amit Minhas	3,566.00	3,373.00	0.00	0.00	07/01/2013	06/30/2019		0.00
E-1010	lta17	900.00	t0000739	Alex Zykov	2,988.00	3,127.00	1,000.00	0.00	06/24/2015	07/23/2019		0.00
E-1011	lta13	810.00	t0199711	Fidessa Corporati	2,893.00	2,827.00	4,078.50	0.00	10/24/2017	10/23/2019		0.00
E-1012	ltb22	1,145.00	t0000620	Zhenxin Lei	3,916.00	3,683.00	1,000.00	0.00	09/28/2014	06/27/2019		0.00
E-1101	ltb21	1,070.00	t0445022	Shireesh Johari	3,731.00	3,268.00	1,000.00	0.00	11/25/2018	11/24/2019		0.00
E-1102	lta15	850.00	t0345676	Nadin Behan	2,788.00	2,609.00	500.00	0.00	05/20/2018	08/19/2019		0.00
E-1103	lta14	825.00	t0253091	Patricia Farrell	2,873.00	2,713.00	2,663.00	0.00	11/14/2017	11/13/2019		0.00
E-1104	lta11	785.00	t0070567	Navdeep Dhariwa	2,673.00	2,586.00	500.00	0.00	01/19/2017	01/18/2020		0.00
E-1105	ltb23	1,145.00	t0000534	Ankit Sethi	3,916.00	3,580.00	1,000.00	0.00	03/17/2014	09/16/2019		0.00
E-1106	lta12	800.00	t0000844	Brian Crawford	2,820.00	2,653.00	500.00	0.00	01/08/2016	02/07/2020		0.00
E-1107	lta16	855.00	t0233495	Ann Lauer	2,913.00	2,627.00	500.00	0.00	11/19/2017	11/18/2019		0.00
E-1108	ltts1	685.00	t0000442	Leonid Kagan	2,243.00	2,383.00	1,000.00	0.00	07/29/2013	09/28/2019		0.01
E-1109	ltb24	1,190.00	t0227451	David Redding	3,831.00	3,778.00	500.00	0.00	10/06/2017	10/05/2019		0.00
E-1110	lta17	900.00	t0000373	William Reid	2,873.00	2,885.00	500.00	0.00	08/21/2011	08/12/2019		0.01

Page 1 of 22

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5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-1111	lta13	810.00	t0393340	Xiaoran Wang	2,903.00	3,046.00	1,000.00	0.00	07/23/2018	07/22/2019		0.00
E-1112	ltb22	1,145.00	t0221193	Carlos Nazario	3,931.00	3,873.00	1,000.00	0.00	04/07/2019	07/06/2020		0.00
E-1201	ltb21	1,070.00	t0000388	Alternative Busine	3,746.00	3,797.00	500.00	0.00	05/14/2012	08/08/2019		0.00
E-1202	lta15	850.00	t0000836	Saurabh Dilawri	2,798.00	2,648.00	500.00	0.00	12/29/2015	07/28/2019		0.00
E-1203	lta14	825.00	t0012681	Sarah DeSotle	2,883.00	2,755.00	500.00	0.00	10/12/2016	06/11/2019		0.00
E-1204	lta11	785.00	t0000485	Shailendra Hegde	2,808.00	2,578.00	3,384.00	0.00	11/15/2013	12/14/2019	05/15/2019	0.00
E-1205	ltb23	1,145.00	t0000880	John Pursel	3,931.00	3,440.00	1,000.00	0.00	02/18/2016	04/17/2020		42.47
E-1206	lta12	800.00	t0166170	Sandeep Kadam	2,830.00	2,701.00	2,662.00	0.00	04/29/2017	04/28/2019		-75.67
E-1207	lta16	855.00	t0426908	Zachary Oyer	2,923.00	2,779.00	500.00	0.00	10/28/2018	11/27/2019		0.00
E-1208	ltts1	685.00	t0436592	Kevin Baker	2,253.00	2,397.00	1,000.00	0.00	09/20/2018	10/19/2019		0.00
E-1209	ltb24	1,190.00	t0220733	Susan Parker	3,846.00	3,586.00	1,000.00	0.00	03/20/2019	03/19/2020		95.00
E-1210	lta17	900.00	t0344448	Robert Shultz	3,008.00	2,885.00	500.00	0.00	06/22/2018	09/21/2019		0.00
E-1211	lta13	810.00	t0008206	Laura Belmonte	2,913.00	2,693.00	2,528.00	0.00	08/10/2016	08/09/2019		0.00
E-1212	ltb22	1,145.00	t0000531	Peng Ren	3,946.00	3,576.00	500.00	0.00	03/15/2014	06/14/2019		0.00
E-1401	ltb21	1,070.00	t0000409	Darshan Ramavat	3,761.00	3,643.00	1,000.00	0.00	09/15/2012	06/10/2019		0.00
E-1402	lta15	850.00	t0338631	Patrick Quinn	2,808.00	2,840.00	1,000.00	0.00	06/04/2018	07/03/2019	07/03/2019	0.00
E-1403	lta14	825.00	t0341889	Zhuofu Li	2,893.00	2,784.00	1,000.00	0.00	05/26/2018	06/25/2019		0.00
E-1404	lta11	785.00	t0231900	Benard Akombe	2,818.00	2,541.00	2,444.00	0.00	10/16/2017	10/15/2019		0.00
E-1405	ltb23	1,145.00	VACANT	VACANT	3,946.00	0.00	0.00	0.00				0.00
E-1406	lta12	800.00	t0457605	David Ventresca	2,840.00	2,492.00	1,000.00	0.00	01/10/2019	02/09/2020		0.00
E-1407	lta16	855.00	t0000796	Amit Babbar	2,933.00	2,925.00	1,000.00	0.00	10/03/2015	07/02/2019		0.00
E-1408	ltts1	685.00	t0219035	Linda Shannon	2,263.00	2,406.00	1,000.00	0.00	02/23/2019	02/22/2020		0.00
E-1409	ltb24	1,190.00	t0000519	Edward Chau	3,861.00	3,580.00	1,000.00	0.00	02/08/2014	04/07/2020		0.00
E-1410	lta17	900.00	t0405183	Vincent Vadala	3,018.00	2,851.00	1,000.00	0.00	08/20/2018	10/19/2019		0.50
E-1411	lta13	810.00	t0015705	Anzhe Zhang	2,923.00	2,790.00	500.00	0.00	08/07/2016	08/06/2019		0.00
E-1412	ltb22	1,145.00	t0197577	Mitesh Popat	3,961.00	3,769.00	500.00	0.00	10/01/2017	08/31/2019		0.00
E-1501	ltb21	1,070.00	MODEL	MODEL	3,776.00	0.00	0.00	0.00				0.00
E-1502	lta15	850.00	t0012533	Chaithanya Mand	2,893.00	2,454.00	500.00	0.00	09/15/2016	05/14/2019		0.00
E-1503	lta14	825.00	t0350176	Gregory Letien	2,903.00	2,850.00	1,000.00	0.00	06/08/2018	06/07/2019		0.00
E-1504	lta11	785.00	t0430279	Jeffrey Mitchell	2,828.00	2,684.00	500.00	0.00	10/27/2018	10/26/2019		0.00
E-1505	ltb23	1,145.00	t0000696	Vignesh Nayak	3,961.00	3,532.00	4,677.00	0.00	03/30/2015	04/27/2019		0.00
E-1506	lta12	800.00	t0234990	Edan Golomb	2,850.00	2,600.00	500.00	0.00	09/21/2017	10/20/2019		0.00
E-1507	lta16	855.00	t0220786	Milica Savic	2,943.00	2,677.00	1,000.00	0.00	04/06/2019	04/05/2020		-0.83

Page 2 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-1508	ltts1	685.00	t0000508	Valentin Gatien-B.	2,273.00	2,395.00	2,953.50	0.00	12/14/2013	01/13/2020		-2.99
E-1509	ltb24	1,190.00	t0000669	Silky Singh	3,876.00	3,670.00	1,000.00	0.00	02/19/2015	06/18/2019		0.00
E-1510	lta17	900.00	t0254448	Sahil Thakkar	3,028.00	2,700.00	2,638.00	0.00	10/29/2017	10/28/2019		0.00
E-1511	lta13	810.00	t0255652	James Surless	2,933.00	2,626.00	500.00	0.00	12/09/2017	12/08/2019		0.00
E-1512	ltb22	1,145.00	t0000257	Ralph Dickerson	3,851.00	3,362.00	2,725.00	0.00	02/05/2005	04/30/2019		-291.00
E-1601	ltb21	1,070.00	t0000853	Anna Chambers	3,791.00	3,385.00	500.00	0.00	02/22/2016	03/21/2020		0.00
E-1602	lta15	850.00	t0216528	Denise Steidel	2,828.00	2,575.00	1,000.00	0.00	11/08/2018	12/07/2019		0.00
E-1603	lta14	825.00	t0370702	Renxiong Wang	2,883.00	2,823.00	1,000.00	0.00	06/15/2018	06/14/2019		0.00
E-1604	lta11	785.00	t0061913	Michael Ragusa	2,838.00	2,644.00	500.00	0.00	11/29/2016	11/28/2019		0.00
E-1605	ltb23	1,145.00	t0000860	Matthew Cochran	3,976.00	3,597.00	500.00	0.00	01/30/2016	01/29/2020		0.00
E-1606	lta12	800.00	t0016622	Alexandra Silverm	2,985.00	2,563.00	500.00	0.00	07/29/2016	08/28/2019		0.00
E-1607	lta16	855.00	t0000258	Arch Insurance Gr	2,828.00	2,713.00	2,215.00	0.00	02/15/2007	04/06/2020		44.00
E-1608	ltts1	685.00	t0200006	Maryam Ebrahimz	2,283.00	2,276.00	2,216.00	0.00	10/31/2017	10/30/2019		0.00
E-1609	ltb24	1,190.00	t0000587	Thomas Evans	3,891.00	3,720.00	1,000.00	0.00	09/05/2014	11/04/2019		0.00
E-1610	lta17	900.00	t0000259	Mike Woda	2,913.00	2,959.00	2,550.00	0.00	09/15/2004	03/28/2020		0.00
E-1611	lta13	810.00	t0000460	Hemant Gandre	2,943.00	2,745.00	1,000.00	0.00	09/01/2013	11/30/2019		0.00
E-1612	ltb22	1,145.00	t0249498	Avik Mittal	3,991.00	3,535.00	500.00	0.00	10/17/2017	10/16/2019		0.00
E-1701	ltb21	1,070.00	t0309895	Ritesh Udapudi	3,806.00	3,531.00	1,000.00	0.00	05/18/2018	06/17/2019		0.00
E-1702	lta15	850.00	t0457717	John Sylvester	2,838.00	2,564.00	1,000.00	0.00	01/03/2019	03/02/2020		0.00
E-1703	lta14	825.00	t0000866	Ketaki Kulkarni	2,923.00	2,511.00	500.00	0.00	03/21/2016	07/20/2019		0.00
E-1704	lta11	785.00	t0137809	Alternative Busine	2,723.00	2,847.00	500.00	0.00	07/08/2017	09/07/2019		0.00
E-1705	ltb23	1,145.00	t0089267	Emily Ni Fhaolain	3,991.00	3,472.00	500.00	0.00	12/20/2016	09/19/2019		0.00
E-1706	lta12	800.00	t0000479	Qiuyuan Huang	2,870.00	2,576.00	1,000.00	0.00	11/07/2013	12/06/2019		0.00
E-1707	lta16	855.00	t0000628	Michael Benak	2,963.00	2,647.00	1,000.00	0.00	12/21/2014	12/20/2019		0.00
E-1708	ltts1	685.00	t0012600	Hitha Hariharan	2,293.00	2,289.00	500.00	0.00	09/22/2016	09/21/2019		0.00
E-1709	ltb24	1,190.00	t0220578	Ranjan Chandiran	3,906.00	3,830.00	1,000.00	0.00	09/14/2017	09/13/2019		0.00
E-1710	lta17	900.00	t0101329	Vaibhav Kapoor	3,048.00	2,868.00	500.00	0.00	02/07/2017	03/06/2020		0.00
E-1711	lta13	810.00	t0008137	Dharma Home Su	3,078.00	3,086.00	1,000.00	0.00	07/10/2016	08/09/2019		0.00
E-1712	ltb22	1,145.00	t0000858	Amit Bhatia	4,006.00	3,620.00	500.00	0.00	02/05/2016	02/04/2020		0.00
E-1801	ltb21	1,070.00	t0000261	Maryann Gonzalez	3,821.00	3,050.00	0.00	0.00	05/30/2006	06/30/2019		-3.20
E-1802	lta15	850.00	t0445289	Carrie Montgomer	2,923.00	3,054.00	1,000.00	0.00	10/11/2018	07/10/2019		0.00
E-1803	lta14	825.00	t0016393	Raymond McDonc	2,808.00	2,567.00	500.00	0.00	08/15/2016	09/14/2019		0.00
E-1804	lta11	785.00	t0213746	ERNESTO OJEDA	2,858.00	2,786.00	2,679.00	0.00	08/25/2017	08/24/2019		0.00

Page 3 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-1805	ltb23	1,145.00	t0000898	Catherine Murphy	4,006.00	3,630.00	500.00	0.00	05/16/2016	08/15/2019		0.00
E-1806	lta12	800.00	t0000262	C. Steven Micalizz	2,755.00	2,871.00	1,805.00	0.00	08/29/2003	07/23/2019		0.00
E-1807	lta16	855.00	t0261762	Abhinav Raghuna	2,973.00	2,912.00	1,000.00	0.00	11/28/2017	12/27/2019		0.00
E-1808	ltts1	685.00	t0221611	Lavesh Daryanani	2,303.00	2,274.00	500.00	0.00	08/20/2017	08/19/2019		-30.22
E-1809	ltb24	1,190.00	t0005037	Susan Peter	3,921.00	4,035.00	500.00	0.00	07/13/2016	08/12/2019		0.00
E-1810	lta17	900.00	t0000263	Eric Gerber	3,058.00	2,766.00	2,360.00	0.00	11/17/2006	03/16/2020		0.01
E-1811	lta13	810.00	t0015728	Kelley Smith	2,963.00	2,769.00	500.00	0.00	08/26/2016	09/25/2019		0.00
E-1812	ltb22	1,145.00	t0275646	Rameez Qureshi	4,021.00	3,630.00	1,000.00	0.00	01/15/2018	02/14/2020		-300.00
E-1901	ltb21	1,070.00	t0012951	Jessica Goldstein	3,836.00	3,363.00	500.00	0.00	09/13/2016	04/12/2019	05/18/2019	0.00
E-1902	lta15	850.00	t0457266	Rahim Babar	2,933.00	2,608.00	500.00	0.00	11/30/2018	02/29/2020		0.00
E-1903	lta14	825.00	t0000264	Michael Hooten	2,818.00	2,875.00	1,915.00	0.00	11/22/2003	08/27/2019		0.00
E-1904	lta11	785.00	t0000265	Arndt Bruns	2,743.00	2,683.00	1,915.00	0.00	08/01/2003	05/23/2019		0.00
E-1905	ltb23	1,145.00	t0455408	Vanessa Agreda	3,896.00	3,655.00	1,000.00	0.00	12/19/2018	10/18/2019		0.00
E-1906	lta12	800.00	t0000598	Brad King	2,890.00	2,710.00	3,520.50	0.00	09/08/2014	06/07/2019		0.00
E-1907	lta16	855.00	t0223439	Jared Blumetti	2,983.00	3,015.00	0.00	0.00	04/25/2019	07/24/2020		0.00
E-1908	ltts1	685.00	t0021317	Alison Miley	2,313.00	2,356.00	500.00	0.00	10/25/2016	11/24/2019		0.00
E-1909	ltb24	1,190.00	t0285712	Sophie Treillard	3,936.00	3,742.00	3,651.00	0.00	03/17/2018	09/30/2019		0.00
E-1910	lta17	900.00	t0221057	Andrew Stelle	3,068.00	2,802.00	1,000.00	0.00	03/30/2019	06/29/2020		0.00
E-1911	lta13	810.00	t0134521	Kelly Grochala	2,973.00	3,197.00	1,000.00	0.00	03/05/2017	03/04/2020		0.00
E-1912	ltb22	1,145.00	t0240988	Luis Miguel Blond	3,911.00	3,595.00	1,000.00	0.00	11/08/2017	11/07/2019		0.00
E-2001	ltb21	1,070.00	t0386890	Vivek Chandwani	3,851.00	3,865.00	1,000.00	0.00	08/31/2018	09/30/2019		0.00
E-2002	lta15	850.00	t0211365	Aayush Sharma	2,943.00	2,819.00	500.00	0.00	08/26/2017	08/25/2019		0.00
E-2003	lta14	825.00	t0066315	Jessica Gordon	2,903.00	2,631.00	500.00	0.00	12/19/2016	12/18/2019		0.00
E-2004	lta11	785.00	t0000670	David Niblick	2,953.00	2,795.00	1,000.00	0.00	02/06/2015	02/05/2020		3.21
E-2005	ltb23	1,145.00	t0222666	Runeet Kishore	4,036.00	3,609.00	500.00	0.00	10/01/2017	09/30/2019		0.00
E-2006	lta12	800.00	t0000267	Mario Mercado	2,775.00	2,755.00	2,230.00	0.00	09/01/2006	06/27/2019		0.00
E-2007	lta16	855.00	VACANT	VACANT	2,993.00	0.00	0.00	0.00				0.00
E-2008	ltts1	685.00	t0277239	Nidambur Siddart	2,323.00	2,157.00	1,000.00	0.00	01/04/2018	12/03/2019		0.00
E-2009	ltb24	1,190.00	t0000842	Alina Overchuk	3,951.00	3,550.00	500.00	0.00	02/05/2016	06/04/2019		0.00
E-2010	lta17	900.00	t0000268	Michael Caruso	2,953.00	3,000.00	2,380.00	0.00	11/01/2006	07/31/2019		-40.00
E-2011	lta13	810.00	VACANT	VACANT	2,983.00	0.00	0.00	0.00				0.00
E-2012	ltb22	1,145.00	t0349420	Aya Silva	3,926.00	3,760.00	1,000.00	0.00	07/31/2018	09/30/2019		0.00
E-2101	ltb21	1,070.00	t0000505	Dharma Home Su	3,866.00	4,119.00	1,000.00	0.00	12/03/2013	01/02/2020		0.00

Page 4 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-2102	lta15	850.00	t0000679	Dharma Home Su	2,953.00	3,135.00	1,000.00	0.00	02/20/2015	02/19/2020		0.00
E-2103	lta14	825.00	t0223231	Crystal Kent	3,038.00	3,070.00	1,000.00	0.00	03/15/2019	06/14/2020		0.00
E-2104	lta11	785.00	t0000270	Judith Collins	2,838.00	2,935.00	2,320.00	0.00	02/26/2007	08/14/2019		-146.38
E-2105	ltb23	1,145.00	t0000680	Dharma Home Su	3,926.00	3,995.00	1,000.00	0.00	03/30/2015	04/29/2019		0.00
E-2106	lta12	800.00	t0060877	HUIDIAN LIAO	2,910.00	2,792.00	500.00	0.00	10/14/2016	09/13/2019	05/15/2019	0.00
E-2107	lta16	855.00	VACANT	VACANT	3,003.00	0.00	0.00	0.00				0.00
E-2108	ltts1	685.00	VACANT	VACANT	2,333.00	0.00	0.00	0.00				0.00
E-2109	ltb24	1,190.00	t0184991	Nishant Kumar	3,966.00	3,885.00	500.00	0.00	06/01/2017	05/31/2019		0.00
E-2110	lta17	900.00	t0350744	James Kosch	3,088.00	3,234.00	1,000.00	0.00	07/12/2018	07/11/2019		0.00
E-2111	lta13	810.00	t0000673	Noha Moussa	2,993.00	2,649.00	0.00	0.00	03/07/2015	06/06/2019		0.00
E-2112	ltb22	1,145.00	t0221039	Shruti Patil	4,066.00	3,844.00	1,000.00	0.00	03/10/2019	06/09/2020		0.00
E-2201	ltb21	1,070.00	t0445234	Frank Romeo	3,881.00	3,418.00	1,000.00	0.00	11/23/2018	02/22/2020		0.00
E-2202	lta15	850.00	t0102875	Vipul Kumar	2,933.00	2,781.00	1,000.00	0.00	03/11/2017	03/10/2020		-11.26
E-2203	lta14	825.00	t0281442	Kerem Baran	3,018.00	2,733.00	1,000.00	0.00	01/24/2018	01/23/2020		0.00
E-2204	lta11	785.00	t0428233	Xuan Wang	2,943.00	2,808.00	1,000.00	0.00	09/09/2018	09/08/2019		0.00
E-2205	ltb23	1,145.00	t0000271	Remy Loumbrozo	4,066.00	3,853.00	500.00	0.00	09/19/2009	11/14/2019		0.00
E-2206	lta12	800.00	t0235957	Jason English	2,920.00	2,666.00	500.00	0.00	09/30/2017	09/29/2019		0.00
E-2207	lta16	855.00	t0370682	Alex Franc	2,888.00	3,031.00	1,000.00	0.00	09/13/2018	09/12/2019		0.00
E-2208	ltts1	685.00	t0389107	Gregory Ray	2,343.00	2,583.00	1,000.00	0.00	09/07/2018	09/06/2019		0.00
E-2209	ltb24	1,190.00	t0000273	Vikki Scales	3,981.00	3,834.00	500.00	0.00	03/31/2009	07/25/2019		0.00
E-2210	lta17	900.00	t0137799	Alternative Busine	3,098.00	2,980.00	500.00	0.00	06/20/2017	09/19/2019		0.00
E-2211	lta13	810.00	t0374139	Devon Keebler	2,878.00	2,646.00	500.00	0.00	08/20/2018	08/19/2019		0.00
E-2212	ltb22	1,145.00	t0136705	Diyi Xu	3,956.00	4,081.00	500.00	0.00	06/27/2017	06/26/2019		0.00
E-2301	ltb21	1,070.00	t0426774	Hui Chen	3,896.00	3,661.00	1,000.00	0.00	09/29/2018	09/28/2019		0.00
E-2302	lta15	850.00	t0106784	Jatil Damania	2,943.00	2,800.00	500.00	0.00	02/04/2017	09/03/2019		0.00
E-2303	lta14	825.00	t0000734	Carmine Montalto	3,028.00	3,110.00	1,000.00	0.00	06/29/2015	07/28/2019	07/28/2019	0.00
E-2304	lta11	785.00	VACANT	VACANT	2,953.00	0.00	0.00	0.00				0.00
E-2305	ltb23	1,145.00	t0165690	Lana Alvarez	4,081.00	3,848.00	500.00	0.00	05/04/2017	06/03/2019		4,262.80
E-2306	lta12	800.00	t0223077	Yoosef Ghahrema	2,930.00	2,909.00	1,000.00	0.00	03/29/2019	04/28/2020		2,944.00
E-2307	lta16	855.00	VACANT	VACANT	3,023.00	0.00	0.00	0.00				0.00
E-2308	ltts1	685.00	t0220738	Ryan Muller	2,353.00	2,382.00	500.00	0.00	08/12/2017	08/11/2019		0.00
E-2309	ltb24	1,190.00	t0326227	Santosh Chandras	3,996.00	3,546.00	1,000.00	0.00	06/07/2018	06/06/2019		0.00
E-2310	lta17	900.00	t0016296	John Caruso	3,108.00	2,942.00	500.00	0.00	07/28/2016	08/27/2019		0.00

Page 5 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-2311	lta13	810.00	t0000275	Maria Marra	2,888.00	2,715.00	1,745.00	0.00	07/01/2003	08/31/2019		-120.00
E-2312	ltb22	1,145.00	t0211660	Shaunak Amin	4,096.00	4,150.00	1,000.00	0.00	07/29/2018	10/28/2019		0.00
E-2401	ltb21	1,070.00	t0440066	Sudhanshu Tunga	3,911.00	3,474.00	500.00	0.00	10/18/2018	11/17/2019		0.00
E-2402	lta15	850.00	t0005133	Sabrina Francone	2,983.00	2,880.00	500.00	0.00	09/07/2016	03/06/2020		0.00
E-2403	lta14	825.00	t0210496	Linda Kennedy	3,068.00	2,723.00	500.00	0.00	07/06/2018	08/05/2019		0.03
E-2404	lta11	785.00	VACANT	VACANT	2,993.00	0.00	0.00	0.00				0.00
E-2405	ltb23	1,145.00	t0233488	Jun Yin	4,096.00	3,749.00	500.00	0.00	11/17/2017	11/16/2019		0.00
E-2406	lta12	800.00	t0432733	Leslie Shair	2,940.00	3,155.00	1,000.00	0.00	09/04/2018	10/20/2019		0.00
E-2407	lta16	855.00	t0000431	Brent Chandaria	3,033.00	3,157.00	1,000.00	0.00	05/14/2013	07/13/2019		0.00
E-2408	ltts1	685.00	t0000384	Alternative Busine	2,363.00	2,547.00	500.00	0.00	05/08/2012	05/03/2019		0.00
E-2409	ltb24	1,190.00	t0012968	Karishma Thakrar	4,011.00	3,465.00	500.00	0.00	08/12/2016	09/11/2019		-1,354.33
E-2410	lta17	900.00	t0000464	Varad Kirtane	3,118.00	3,010.00	1,000.00	0.00	08/31/2013	08/30/2019		0.00
E-2411	lta13	810.00	t0215830	Heather Derentha	3,023.00	2,855.00	1,000.00	0.00	09/12/2018	12/11/2019		0.00
E-2412	ltb22	1,145.00	t0211608	Creative Lodging	4,111.00	4,206.00	4,206.00	0.00	07/20/2018	05/19/2019		0.00
E-2501	ltb21	1,070.00	t0000389	Dalal Nesheiwat	3,926.00	4,029.00	1,000.00	0.00	05/07/2012	07/06/2019		0.00
E-2502	lta15	850.00	t0000390	David Dabb	2,993.00	2,995.00	1,000.00	0.00	03/24/2012	05/22/2019		0.00
E-2503	lta14	825.00	t0356921	Mariano Sierra	3,078.00	2,895.00	1,000.00	0.00	08/01/2018	07/31/2019		0.00
E-2504	lta11	785.00	t0427667	Ron Mazor	3,003.00	2,868.00	1,000.00	0.00	09/15/2018	09/14/2019		0.00
E-2505	ltb23	1,145.00	t0000851	Kylie OKeefe	4,111.00	3,877.00	5,220.00	0.00	01/26/2016	02/25/2020		0.00
E-2506	lta12	800.00	t0393142	John Riley	2,950.00	3,093.00	1,000.00	0.00	08/20/2018	10/19/2019		0.00
E-2507	lta16	855.00	t0220008	Kimberly Robb	3,043.00	3,171.00	3,171.00	0.00	01/18/2019	06/17/2019	06/17/2019	0.00
E-2508	ltts1	685.00	t0000278	Patrick Houk	2,248.00	2,598.00	500.00	0.00	06/18/2008	07/09/2019		0.00
E-2509	ltb24	1,190.00	t0012718	Ola Costa	4,026.00	3,700.00	500.00	0.00	10/03/2016	11/02/2019		0.00
E-2510	lta17	900.00	t0017291	Akshay Lalla	3,128.00	2,680.00	500.00	0.00	07/23/2016	08/22/2019		0.00
E-2511	lta13	810.00	t0218418	Kimberly Robb	3,033.00	4,047.00	4,047.00	0.00	12/27/2018	05/26/2019	05/29/2019	0.00
E-2512	ltb22	1,145.00	t0000280	Marco Eduardo Es	4,001.00	4,120.00	3,145.00	0.00	05/15/2007	03/06/2020		0.02
E-2601	ltb21	1,070.00	t0323990	Mohit Garg	3,941.00	3,709.00	500.00	0.00	06/29/2018	07/28/2019		-0.10
E-2602	lta15	850.00	t0000281	Christopher Reilly	2,878.00	2,895.00	500.00	0.00	10/08/2010	06/29/2019		0.00
E-2603	lta14	825.00	t0000282	W. Thomas Willia	3,088.00	3,084.00	2,155.00	0.00	11/06/2005	07/27/2019		0.00
E-2604	lta11	785.00	t0000368	Shunichi Oya	2,888.00	2,967.00	500.00	0.00	09/04/2011	11/25/2019		0.00
E-2605	ltb23	1,145.00	t0000544	Dharma Home Su	4,126.00	4,235.00	1,000.00	0.00	05/23/2014	07/22/2019		0.00
E-2606	lta12	800.00	t0140115	Shirley Huyhua	2,960.00	3,128.00	1,000.00	0.00	05/07/2017	05/06/2019		0.00
E-2607	lta16	855.00	t0208745	Alternative Busine	3,053.00	3,217.00	500.00	0.00	06/22/2018	10/21/2019		0.00

Page 6 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-2608	ltts1	685.00	t0000283	Craig Kenesky	2,383.00	2,511.00	500.00	0.00	07/01/2008	08/31/2019		0.00
E-2609	ltb24	1,190.00	t0219319	Bobir Akilkhanov	3,916.00	3,860.00	1,000.00	0.00	03/02/2019	05/01/2020		0.00
E-2610	lta17	900.00	t0408339	Danielle Erb	3,138.00	2,971.00	500.00	0.00	08/24/2018	10/23/2019		0.00
E-2611	lta13	810.00	t0000285	Ilana Hershkowitz	2,918.00	2,942.00	500.00	0.00	06/27/2009	07/24/2019		-14.00
E-2612	ltb22	1,145.00	t0029385	Pablo Sande Garc	4,141.00	3,649.00	500.00	0.00	09/02/2016	05/01/2019	06/05/2019	0.00
E-2701	ltb21	1,070.00	t0430332	Michael Brudnicki	3,956.00	3,725.00	500.00	0.00	10/16/2018	10/15/2019		0.00
E-2702	lta15	850.00	t0177714	Siddharth Agarwa	3,013.00	2,948.00	500.00	0.00	06/26/2017	06/25/2019		0.00
E-2703	lta14	825.00	t0000524	Dharma Homes S	3,098.00	3,195.00	1,000.00	0.00	04/14/2014	05/12/2019		0.00
E-2704	lta11	785.00	t0435052	Alexandr Andreev	3,023.00	2,923.00	1,000.00	0.00	10/25/2018	12/24/2019		-2.45
E-2705	ltb23	1,145.00	t0303391	Maxwell Demcsak	4,141.00	3,977.00	1,000.00	0.00	04/07/2018	05/06/2019		0.00
E-2706	lta12	800.00	t0000286	Mark Serafini	2,845.00	2,600.00	2,180.00	0.00	02/14/2007	09/05/2019		0.00
E-2707	lta16	855.00	t0211482	Chenele Francis	3,063.00	2,763.00	500.00	0.00	09/08/2017	10/07/2019		0.00
E-2708	ltts1	685.00	t0218681	Meghana Rao	2,393.00	2,542.00	2,542.00	0.00	01/02/2019	03/01/2020		0.00
E-2709	ltb24	1,190.00	t0000754	Brett Norris	4,056.00	4,558.00	1,000.00	0.00	07/22/2015	08/21/2019		0.00
E-2710	lta17	900.00	t0166394	Cameron Thomps	3,148.00	3,058.00	500.00	0.00	05/23/2017	05/22/2019		0.00
E-2711	lta13	810.00	t0002176	Dharma Home Su	3,053.00	3,056.00	1,000.00	0.00	08/01/2016	09/30/2019		0.00
E-2712	ltb22	1,145.00	t0366143	Rashmi Singh	4,156.00	3,805.00	1,000.00	0.00	07/08/2018	07/07/2019	07/07/2019	0.00
E-2801	ltb21	1,070.00	t0429181	Cory Kleinheksel	3,971.00	3,830.00	1,000.00	0.00	10/26/2018	11/25/2019		0.00
E-2802	lta15	850.00	t0194529	Arlind Emini	2,993.00	2,968.00	500.00	0.00	06/24/2017	05/23/2019		0.00
E-2803	lta14	825.00	t0377636	Thimmaiah Bheer	2,953.00	2,608.00	1,000.00	0.00	07/22/2018	08/21/2019		0.00
E-2804	lta11	785.00	t0060757	Anthony Vico	3,003.00	3,284.00	2,890.00	0.00	11/04/2016	08/03/2019	05/10/2019	0.00
E-2805	ltb23	1,145.00	t0106437	Puneet Agarwal	4,156.00	3,963.00	1,000.00	0.00	03/11/2017	04/30/2020		-15.00
E-2806	lta12	800.00	t0217907	Weichert Corpora	2,980.00	2,934.00	1,000.00	0.00	12/26/2018	02/25/2020		0.00
E-2807	lta16	855.00	t0000825	Andrew Numa	2,948.00	2,690.00	500.00	0.00	01/09/2016	05/08/2019	05/08/2019	0.00
E-2808	ltts1	685.00	t0207030	Karen Norman	2,403.00	2,354.00	1,000.00	0.00	06/01/2018	08/31/2019		0.00
E-2809	ltb24	1,190.00	t0248588	Abhinav Zutshi	4,196.00	3,837.00	3,655.00	0.00	10/23/2017	08/22/2019		0.00
E-2810	lta17	900.00	t0000289	Mercedes McCorn	3,158.00	2,702.00	1,920.00	0.00	08/01/2003	10/31/2019		0.00
E-2811	lta13	810.00	t0002175	Dharma Home Su	3,063.00	3,052.00	1,000.00	0.00	07/01/2016	08/31/2019		0.00
E-2812	ltb22	1,145.00	t0212089	Alternative Busine	4,171.00	5,368.00	1,000.00	0.00	07/31/2018	04/30/2019	04/30/2019	0.00
E-2901	ltb21	1,070.00	t0000862	Jonathan Guriel	3,986.00	3,598.00	500.00	0.00	03/10/2016	07/09/2019		0.00
E-2902	lta15	850.00	t0202891	narinder sandhu	3,003.00	2,932.00	500.00	0.00	08/17/2017	08/16/2019		0.00
E-2903	lta14	825.00	t0238403	Brandon Rhodes	3,088.00	3,019.00	500.00	0.00	09/17/2017	09/16/2019		0.00
E-2904	lta11	785.00	t0404250	Portia Wong	3,013.00	2,976.00	1,000.00	0.00	08/25/2018	10/24/2019		0.00

Page 7 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-2905	ltb23	1,145.00	t0328036	Deborah Lemon	4,171.00	3,774.00	500.00	0.00	04/22/2018	05/21/2019		0.00
E-2906	lta12	800.00	t0197433	Stephen Khanoya	2,990.00	2,720.00	500.00	0.00	10/22/2017	10/21/2019		0.00
E-2907	lta16	855.00	t0222628	Christine Cirillo	3,083.00	2,943.00	500.00	0.00	10/07/2017	10/06/2019		92.00
E-2908	ltts1	685.00	t0448821	John Thurlow	2,413.00	2,532.00	1,000.00	0.00	12/23/2018	12/22/2019		0.00
E-2909	ltb24	1,190.00	t0220850	Amit Gupta	4,086.00	4,081.00	500.00	0.00	03/13/2019	06/12/2020		0.00
E-2910	lta17	900.00	t0443495	Brandon Jennings	3,168.00	2,934.00	1,000.00	0.00	10/01/2018	07/31/2019		0.00
E-2911	lta13	810.00	t0225250	Mehernaz Bodhar	3,073.00	3,013.00	1,000.00	0.00	03/31/2019	03/30/2020		0.00
E-2912	ltb22	1,145.00	t0185294	Kristopher Beever	4,061.00	4,353.00	500.00	0.00	07/30/2017	08/29/2019	05/04/2019	0.00
E-3001	ltb21	1,070.00	t0331383	Pinar Ormeci	4,001.00	3,825.00	500.00	0.00	06/25/2018	06/24/2019	07/23/2019	0.00
E-3002	lta15	850.00	t0087599	Evgenii Slutckii	3,043.00	2,900.00	2,755.00	0.00	12/07/2016	01/06/2020		0.00
E-3003	lta14	825.00	t0342284	Dimitri Lazarou	3,553.00	3,374.00	3,374.00	0.00	05/05/2018	05/04/2019		0.00
E-3004	lta11	785.00	t0004990	Catherine Lushbo	3,053.00	3,079.00	500.00	0.00	08/04/2016	08/03/2019	08/03/2019	0.00
E-3005	ltb23	1,145.00	t0359605	Connor Crowley	4,186.00	3,939.00	500.00	0.00	07/04/2018	08/03/2019		0.00
E-3006	lta12	800.00	t0000540	Sharon Tilghman	3,000.00	3,225.00	1,000.00	0.00	04/12/2014	05/11/2019		0.00
E-3007	lta16	855.00	t0000495	Janelle Spatz	3,093.00	2,863.00	1,000.00	0.00	10/16/2013	11/15/2019		0.00
E-3008	ltts1	685.00	t0399185	Kendrick Eckman	2,423.00	2,565.00	1,000.00	0.00	08/08/2018	11/07/2019	05/11/2019	0.00
E-3009	ltb24	1,190.00	t0000905	Michael Hoegler	4,101.00	3,963.00	500.00	0.00	06/02/2016	07/01/2019		0.00
E-3010	lta17	900.00	t0000293	Christopher Palin	3,053.00	3,178.00	2,330.00	0.00	10/01/2006	07/22/2019		0.00
E-3011	lta13	810.00	t0066080	Jessica Sellers	3,083.00	3,021.00	2,745.00	0.00	11/26/2016	04/25/2019		0.00
E-3012	ltb22	1,145.00	t0242371	Yingbiao Deng	4,201.00	3,965.00	1,000.00	0.00	10/31/2017	10/30/2019		0.00
E-3101	ltb21	1,070.00	t0250530	Vincent Chau	4,016.00	3,564.00	500.00	0.00	10/21/2017	10/20/2019		0.00
E-3102	lta15	850.00	t0283368	Ilaria Temporini	3,053.00	2,750.00	1,000.00	0.00	01/26/2018	02/25/2020		44.13
E-3103	lta14	825.00	t0375785	Riti Thaker	3,138.00	2,906.00	500.00	0.00	07/06/2018	07/05/2019		0.00
E-3104	lta11	785.00	t0102832	Kishore Yerramilli	3,063.00	3,047.00	500.00	0.00	02/21/2017	02/20/2020		0.00
E-3105	ltb23	1,145.00	t0000361	Paul Kokkandathil	4,201.00	3,938.00	500.00	0.00	03/01/2011	07/25/2019		0.00
E-3106	lta12	800.00	t0000449	Alternative Busine	3,010.00	3,094.00	500.00	0.00	06/27/2013	05/26/2019		0.00
E-3107	lta16	855.00	t0000295	James Fontelieu	2,978.00	2,842.00	500.00	0.00	03/31/2009	12/31/2019		0.00
E-3108	ltts1	685.00	t0225620	Malvika Elango	2,433.00	2,348.00	2,348.00	0.00	04/19/2019	04/18/2020		0.00
E-3109	ltb24	1,190.00	VACANT	VACANT	4,241.00	0.00	0.00	0.00				0.00
E-3110	lta17	900.00	t0012639	Jessica Stein	3,188.00	2,830.00	500.00	0.00	09/25/2016	05/24/2019		-83.50
E-3111	lta13	810.00	t0083067	Alana Lombardi	3,093.00	2,950.00	500.00	0.00	03/01/2017	02/29/2020		0.00
E-3112	ltb22	1,145.00	t0000297	Yanjing Mo	4,216.00	4,132.00	500.00	0.00	09/10/2010	09/02/2019		0.00
E-3201	ltb21	1,070.00	t0207518	Alternative Busine	4,031.00	3,769.00	500.00	0.00	04/13/2018	05/12/2019	05/15/2019	0.00

Page 8 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-3202	lta15	850.00	t0239748	Jordan Hudgens	3,063.00	2,994.00	2,950.00	0.00	10/07/2017	11/06/2019		0.00
E-3203	lta14	825.00	t0396986	Hannah Hooten	3,148.00	2,955.00	1,000.00	0.00	08/30/2018	10/29/2019		0.00
E-3204	lta11	785.00	t0283760	SIDDARTH PATT/	3,073.00	2,833.00	1,000.00	0.00	01/29/2018	08/28/2019	04/30/2019	0.00
E-3205	ltb23	1,145.00	t0323028	Kimberly Martin	4,216.00	3,766.00	1,000.00	0.00	05/20/2018	05/19/2019		0.00
E-3206	lta12	800.00	t0000766	John Timmes	3,020.00	2,714.00	1,000.00	0.00	08/28/2015	06/27/2019		0.00
E-3207	lta16	855.00	VACANT	VACANT	2,988.00	0.00	0.00	0.00				0.00
E-3208	ltts1	685.00	t0000850	James Passeri	2,443.00	2,346.00	500.00	0.00	01/16/2016	05/15/2019		-54.00
E-3209	ltb24	1,190.00	t0197828	Colin Rousseau	4,131.00	3,868.00	3,720.00	0.00	10/01/2017	10/31/2019		11,042.60
E-3210	lta17	900.00	t0358834	Amanda Azzoli	3,198.00	3,259.00	1,000.00	0.00	06/09/2018	08/08/2019		0.00
E-3211	lta13	810.00	t0046847	Debra Thompson	3,103.00	2,919.00	2,780.00	0.00	09/22/2016	06/21/2019		0.00
E-3212	ltb22	1,145.00	t0330760	David OFlanagan	4,231.00	3,781.00	1,000.00	0.00	05/07/2018	06/06/2019		0.00
E-3301	ltb21	1,070.00	t0000681	Dharma Home Su	4,046.00	4,131.00	1,000.00	0.00	03/27/2015	04/26/2019		0.00
E-3302	lta15	850.00	t0000553	Dharma Home Su	3,073.00	3,207.00	1,000.00	0.00	05/08/2014	07/06/2019		0.00
E-3303	lta14	825.00	t0000901	Adam Ladd	3,158.00	3,333.00	500.00	0.00	05/01/2016	06/30/2019		0.00
E-3304	lta11	785.00	t0222060	Kiani Hernandez	3,083.00	3,100.00	500.00	0.00	04/21/2019	04/20/2020		0.00
E-3305	ltb23	1,145.00	VACANT	VACANT	4,231.00	0.00	0.00	0.00				0.00
E-3306	lta12	800.00	t0138051	Alternative Busine	3,030.00	3,194.00	500.00	0.00	06/20/2017	10/19/2019		0.00
E-3307	lta16	855.00	t0004977	Tanya Roychowdl	3,123.00	3,177.00	500.00	0.00	06/05/2016	07/04/2019		0.00
E-3308	ltts1	685.00	t0377387	Aditya Nandan Gu	2,453.00	2,574.00	1,000.00	0.00	07/28/2018	10/27/2019		0.00
E-3309	ltb24	1,190.00	t0000427	Theodore Humph	4,146.00	3,328.00	0.00	0.00	04/13/2013	04/12/2019	05/01/2019	-1,724.14
E-3310	lta17	900.00	VACANT	VACANT	3,208.00	0.00	0.00	0.00				0.00
E-3311	lta13	810.00	VACANT	VACANT	3,113.00	0.00	0.00	0.00				0.00
E-3312	ltb22	1,145.00	t0000299	Seth Mitchell	4,121.00	3,763.00	0.00	0.00	10/21/2003	03/08/2020		-15.31
E-3401	ltb21	1,070.00	t0134170	Samantha Yang	4,061.00	3,828.00	1,000.00	0.00	05/07/2017	06/06/2019	06/06/2019	0.00
E-3402	lta15	850.00	t0404311	Chris Hanna	3,083.00	2,825.00	1,000.00	0.00	08/09/2018	02/08/2020		302.50
E-3403	lta14	825.00	t0197179	Anthony Abrahar	3,168.00	2,973.00	500.00	0.00	09/01/2017	08/31/2019		-3,295.00
E-3404	lta11	785.00	t0137639	HF Management !	2,968.00	3,092.00	500.00	0.00	07/07/2017	07/06/2019		0.00
E-3405	ltb23	1,145.00	VACANT	VACANT	4,246.00	0.00	0.00	0.00				0.00
E-3406	lta12	800.00	t0000301	Alternative Busine	3,040.00	3,007.00	500.00	0.00	08/06/2008	05/28/2019		0.00
E-3407	lta16	855.00	VACANT	VACANT	3,133.00	0.00	0.00	0.00				0.00
E-3408	ltts1	685.00	t0225662	Masseni Kaba Sal	2,463.00	2,582.00	2,582.00	0.00	04/04/2019	07/03/2020		0.00
E-3409	ltb24	1,190.00	t0287967	Ritesh Aggarwal	4,161.00	4,051.00	1,000.00	0.00	02/04/2018	01/01/2020		0.00
E-3410	lta17	900.00	t0195909	Christine Onacilla	3,218.00	2,598.00	500.00	0.00	07/20/2017	11/19/2019		0.00

Page 9 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-3411	lta13	810.00	VACANT	VACANT	3,123.00	0.00	0.00	0.00				0.00
E-3412	ltb22	1,145.00	t0315490	Diane Tracey	4,261.00	3,986.00	1,000.00	0.00	03/30/2018	06/29/2019		0.00
E-3501	ltb21	1,070.00	VACANT	VACANT	4,106.00	0.00	0.00	0.00				0.00
E-3502	lta15	850.00	t0000450	Alternative Busine	3,123.00	3,195.00	500.00	0.00	06/20/2013	05/19/2019		0.00
E-3503	lta14	825.00	t0221565	Thomas Sexton	3,208.00	3,152.00	1,000.00	0.00	02/18/2019	05/17/2020		-1,500.01
E-3504	lta11	785.00	t0386624	Christopher Thielc	3,133.00	3,296.00	1,000.00	0.00	07/26/2018	08/25/2019		0.00
E-3505	ltb23	1,145.00	t0000585	Dharma Home Su	4,291.00	4,359.00	1,000.00	0.00	08/28/2014	10/26/2019		0.00
E-3506	lta12	800.00	t0222541	Timothy Shusta	3,080.00	3,085.00	1,000.00	0.00	04/09/2019	05/08/2020		0.00
E-3507	lta16	855.00	t0471976	Jaewoong Shin	3,173.00	3,186.00	1,000.00	0.00	12/10/2018	02/09/2020		0.00
E-3508	ltts1	685.00	t0000551	Sara Ghorbani	2,503.00	2,480.00	1,000.00	0.00	06/09/2014	07/08/2019		0.00
E-3509	ltb24	1,190.00	t0000362	Joseph Zimmerma	4,081.00	3,865.00	500.00	0.00	04/01/2011	06/23/2019		0.00
E-3510	lta17	900.00	t0000305	Mark Doucette	3,258.00	3,010.00	500.00	0.00	07/12/2008	05/31/2019	05/31/2019	0.00
E-3511	lta13	810.00	t0000411	Tao Chi Lee	3,163.00	2,958.00	1,000.00	0.00	09/06/2012	05/05/2019		0.00
E-3512	ltb22	1,145.00	t0000810	Fabio Seidl	4,126.00	4,378.00	500.00	0.00	11/16/2015	11/15/2019		0.00
E-3601	ltb2p1	1,290.00	t0218975	Susanna OBrien	6,046.00	5,985.00	1,000.00	0.00	02/04/2019	05/03/2020		0.00
E-3602	ltb2p4	1,565.00	t0186730	Supradeep Barua	5,521.00	5,727.00	500.00	0.00	08/16/2017	08/15/2019		0.00
E-3603	ltb2p2	1,345.00	t0305885	Christian Seufert	5,896.00	5,694.00	1,000.00	0.00	03/15/2018	06/14/2019		0.00
E-3604	lta1p2	800.00	t0250388	Patrick Jennings	3,148.00	3,006.00	500.00	0.00	11/09/2017	11/08/2019		0.00
E-3605	lta1p1	725.00	t0232962	Andrea Mennella	3,243.00	2,955.00	500.00	0.00	10/21/2017	10/20/2019		0.00
E-3606	lta1p3	845.00	t0099893	MaryAnne Geiger	3,223.00	3,014.00	1,000.00	0.00	01/15/2017	01/14/2020		0.00
E-3607	ltb2p3	1,365.00	t0440916	Tolu Onibiyo	4,436.00	4,004.00	1,000.00	0.00	10/14/2018	11/13/2019		0.00
E-3701	ltb2p1	1,290.00	t0000840	Carlo Voutta	4,376.00	4,357.00	6,318.00	0.00	01/11/2016	02/10/2020		0.00
E-3702	ltb2p4	1,565.00	t0000635	Yan Sutcliffe	4,551.00	4,185.00	1,000.00	0.00	01/13/2015	02/12/2020		0.00
E-3703	ltb2p2	1,345.00	t0000874	Jason Woods	4,351.00	3,982.00	500.00	0.00	03/28/2016	07/27/2019		0.00
E-3704	lta1p2	800.00	t0000668	Kenneth Smith	2,653.00	2,550.00	1,000.00	0.00	03/17/2015	07/16/2019		-1.80
E-3705	lta1p1	725.00	t0406770	Mark Davis	2,798.00	2,656.00	2,656.00	0.00	08/30/2018	10/29/2019		0.00
E-3706	lta1p3	845.00	t0471963	Anum Khan	3,003.00	3,001.00	1,500.00	0.00	02/10/2019	02/09/2020		0.00
E-3707	ltb2p3	1,365.00	t0000307	Aziz Lookman	4,311.00	4,048.00	500.00	0.00	09/15/2010	06/30/2019		0.00
W-0901	ltb21	1,070.00	t0147061	Jacopo Tarantino	4,026.00	4,083.00	500.00	0.00	06/07/2017	06/06/2019		0.00
W-0902	lta15	850.00	t0389353	Lucas Cruz	3,018.00	3,161.00	1,000.00	0.00	07/31/2018	08/30/2019		0.00
W-0903	lta14	825.00	t0000310	Eiko Tsuzuki	2,978.00	3,150.00	2,285.00	0.00	11/08/2004	06/29/2019		0.00
W-0904	lta11	785.00	t0000364	Vikram Bagri	2,623.00	2,664.00	500.00	0.00	06/01/2011	07/19/2019		0.00
W-0905	ltb23	1,145.00	t0223084	Marina Rosensteir	3,781.00	3,845.00	1,000.00	0.00	03/29/2019	06/28/2020		45.00

Page 10 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-0906	lta12	800.00	MODEL	MODEL	2,865.00	0.00	0.00	0.00				0.00
W-0907	lta16	855.00	t0000311	Madhwa Rao Dha	2,953.00	2,640.00	3,247.50	0.00	01/22/2011	01/21/2020		-0.09
W-0910	lta17	900.00	t0404579	Rachel Kaplan	3,383.00	3,346.00	1,000.00	0.00	08/26/2018	11/25/2019		0.00
W-0911	lta13	810.00	t0152695	Courtney Rains	3,303.00	3,170.00	500.00	0.00	04/28/2017	04/27/2019		0.00
W-0912	ltb22	1,145.00	t0000894	Kathy Norman	4,336.00	4,130.00	500.00	0.00	03/22/2016	04/21/2020		46.20
W-1001	ltb21	1,070.00	t0058267	Luv Dua	3,666.00	3,469.00	500.00	0.00	11/26/2016	11/25/2019		0.00
W-1002	lta15	850.00	t0000474	Arch Insurance Gı	2,748.00	2,761.00	500.00	0.00	10/07/2013	06/06/2019		0.00
W-1003	lta14	825.00	t0377665	Prshant Batra	2,823.00	2,492.00	1,000.00	0.00	07/25/2018	07/24/2019		0.00
W-1004	lta11	785.00	VACANT	VACANT	2,758.00	0.00	0.00	0.00				0.00
W-1005	ltb23	1,145.00	t0137353	Christopher Simoı	3,671.00	3,839.00	1,000.00	0.00	07/05/2017	08/04/2019		0.00
W-1006	lta12	800.00	t0000624	THIYAGARAJAN T	2,875.00	2,525.00	3,286.50	0.00	10/30/2014	11/29/2019		0.00
W-1007	lta16	855.00	t0230533	Kuldeep Ghosh	2,963.00	2,660.00	500.00	0.00	09/23/2017	10/22/2019		0.00
W-1008	ltts1	685.00	t0000682	Plawini Pawar	2,253.00	2,154.00	1,000.00	0.00	02/19/2015	06/18/2019		0.00
W-1009	ltb24	1,190.00	t0447413	Ketan Mamtora	3,716.00	3,431.00	1,000.00	0.00	11/02/2018	11/01/2019		0.00
W-1010	lta17	900.00	t0347516	Haritha Parvathar	3,018.00	2,895.00	1,000.00	0.00	05/13/2018	06/12/2019	07/31/2019	0.00
W-1011	lta13	810.00	t0000410	Bhavna Sharma	2,913.00	2,747.00	1,000.00	0.00	10/01/2012	06/30/2019		0.00
W-1012	ltb22	1,145.00	t0323502	Robert Snetiker	4,101.00	3,661.00	1,000.00	0.00	05/29/2018	05/28/2019		0.00
W-1101	ltb21	1,070.00	t0000857	Jingya Xu	3,681.00	3,504.00	500.00	0.00	03/08/2016	04/06/2020		-709.60
W-1102	lta15	850.00	t0233785	Rohit Kharbanda	2,758.00	2,445.00	2,384.00	0.00	09/17/2017	09/16/2019		0.00
W-1103	lta14	825.00	t0255830	Ritwik Harith	2,833.00	2,525.00	500.00	0.00	01/01/2018	12/31/2019		0.00
W-1104	lta11	785.00	t0234066	Tae Yoon Lee	2,768.00	2,517.00	500.00	0.00	09/29/2017	09/28/2019		0.00
W-1105	ltb23	1,145.00	VACANT	VACANT	3,686.00	0.00	0.00	0.00				0.00
W-1106	lta12	800.00	t0015668	Carolyn Levitan	2,885.00	2,746.00	500.00	0.00	07/03/2016	07/02/2019		0.00
W-1107	lta16	855.00	VACANT	VACANT	2,973.00	0.00	0.00	0.00				0.00
W-1108	ltts1	685.00	t0437515	Azib Aziz	2,263.00	2,342.00	1,000.00	0.00	09/29/2018	10/28/2019		0.00
W-1109	ltb24	1,190.00	t0000313	Marie-Aude Barza	3,981.00	4,009.00	2,790.00	0.00	03/15/2006	03/06/2020		0.00
W-1110	lta17	900.00	t0004833	Ariel Polonsky	3,028.00	3,116.00	3,025.00	0.00	07/28/2016	08/27/2019		0.00
W-1111	lta13	810.00	t0000314	Alternative Busine	2,923.00	2,927.00	500.00	0.00	06/26/2008	05/17/2019		0.00
W-1112	ltb22	1,145.00	t0000879	Rafael Pereira	3,991.00	3,678.00	5,499.00	0.00	02/16/2016	04/15/2020		0.00
W-1201	ltb21	1,070.00	t0469035	Alexander Dickho	3,696.00	3,702.00	1,000.00	0.00	01/26/2019	01/25/2020		0.00
W-1202	lta15	850.00	t0307610	Eric Aeppli	2,768.00	3,029.00	1,000.00	0.00	03/31/2018	06/30/2019		0.00
W-1203	lta14	825.00	MODEL	MODEL	2,843.00	0.00	0.00	0.00				0.00
W-1204	lta11	785.00	t0224959	Christopher Choo	2,778.00	2,488.00	500.00	0.00	11/03/2017	11/02/2019		0.00

Page 11 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-1205	ltb23	1,145.00	t0000377	Katherine Dickins	3,826.00	3,624.00	1,000.00	0.00	12/13/2011	06/13/2019	06/13/2019	0.00
W-1206	lta12	800.00	t0256901	todd Diamond	2,895.00	2,842.00	1,000.00	0.00	01/04/2018	02/03/2020		0.00
W-1207	lta16	855.00	t0000315	Douglas Muscillo	2,858.00	2,898.00	500.00	0.00	04/30/2010	08/20/2019		0.00
W-1208	ltts1	685.00	t0222284	Mary Gibson	2,273.00	2,244.00	500.00	0.00	09/07/2017	09/06/2019		0.00
W-1209	ltb24	1,190.00	t0000876	Aditya Sethia	4,121.00	3,649.00	500.00	0.00	03/08/2016	04/07/2020		101.20
W-1210	lta17	900.00	t0406228	Justin Smith	3,038.00	2,871.00	1,000.00	0.00	08/29/2018	10/28/2019		0.00
W-1211	lta13	810.00	t0000316	Lawrence Howarc	2,808.00	2,655.00	2,085.00	0.00	10/25/2005	01/31/2019		0.00
W-1212	ltb22	1,145.00	t0000496	Matthew Hershko	4,006.00	3,697.00	0.00	0.00	10/20/2013	04/30/2019		0.00
W-1401	ltb21	1,070.00	t0428284	John Haggerty	3,711.00	3,475.00	1,000.00	0.00	09/07/2018	12/06/2019		0.00
W-1402	lta15	850.00	t0358706	Brian Evelyn	2,778.00	2,839.00	500.00	0.00	07/25/2018	08/24/2019		0.00
W-1403	lta14	825.00	t0222572	Keith Wall	2,853.00	2,770.00	2,770.00	0.00	03/17/2019	06/16/2020		0.00
W-1404	lta11	785.00	VACANT	VACANT	2,788.00	0.00	0.00	0.00				0.00
W-1405	ltb23	1,145.00	t0058880	Mahesh Bharariya	3,716.00	3,453.00	3,353.00	0.00	10/02/2016	07/01/2019		0.00
W-1406	lta12	800.00	t0429253	Yue Zhao	2,905.00	2,731.00	1,000.00	0.00	09/07/2018	11/06/2019		0.00
W-1407	lta16	855.00	t0066430	Mary Catherine de	2,993.00	2,749.00	500.00	0.00	12/28/2016	12/27/2019		0.00
W-1408	ltts1	685.00	t0276180	Ryan Liang	2,283.00	2,130.00	1,000.00	0.00	02/27/2018	02/26/2020		0.00
W-1409	ltb24	1,190.00	t0012867	George Santana	4,011.00	3,346.00	0.00	0.00	08/24/2016	08/27/2019		0.00
W-1410	lta17	900.00	t0219235	Kristen Tamburro	3,048.00	2,819.00	500.00	0.00	09/08/2017	09/07/2019		0.00
W-1411	lta13	810.00	t0000773	Paul Komar	2,943.00	2,665.00	1,000.00	0.00	09/30/2015	05/29/2019		0.00
W-1412	ltb22	1,145.00	t0000480	Susan Seliger	4,021.00	3,780.00	1,000.00	0.00	10/12/2013	11/11/2019		0.00
W-1501	ltb21	1,070.00	t0220547	Artur Sveshnikov	3,726.00	3,647.00	500.00	0.00	08/18/2017	08/17/2019		0.00
W-1502	lta15	850.00	t0137801	Alternative Busine	2,788.00	2,912.00	500.00	0.00	07/07/2017	07/06/2019		0.00
W-1503	lta14	825.00	t0000482	Ameet Bharwani	2,863.00	2,715.00	1,000.00	0.00	10/19/2013	06/18/2019		0.00
W-1504	lta11	785.00	t0000446	Karina Inglin	2,798.00	2,635.00	1,000.00	0.00	08/07/2013	06/06/2019	06/06/2019	0.00
W-1505	ltb23	1,145.00	t0345512	Rundong Liu	3,731.00	3,499.00	500.00	0.00	06/22/2018	07/21/2019		-10.00
W-1506	lta12	800.00	t0000732	Jonathan Farrow	2,915.00	2,906.00	1,000.00	0.00	07/07/2015	07/06/2019		0.00
W-1507	lta16	855.00	t0307791	Maggie Ranger	3,003.00	3,424.00	1,000.00	0.00	04/10/2018	07/09/2019		0.00
W-1508	ltts1	685.00	t0000528	Jessica Schaeffer	2,168.00	2,344.00	1,000.00	0.00	05/03/2014	05/02/2019		0.00
W-1509	ltb24	1,190.00	t0279391	Ritwick Vidyasaga	4,151.00	3,809.00	1,000.00	0.00	03/07/2018	04/06/2020		0.00
W-1510	lta17	900.00	t0251407	Omar Abu Maizer	3,058.00	2,974.00	500.00	0.00	12/19/2017	12/18/2019		0.00
W-1511	lta13	810.00	t0000466	Meredith Mallouk	2,953.00	2,692.00	1,000.00	0.00	09/25/2013	11/24/2019		0.00
W-1512	ltb22	1,145.00	t0201915	Swapnil Angane	3,911.00	3,600.00	1,000.00	0.00	01/05/2018	02/04/2020		0.00
W-1601	ltb21	1,070.00	t0000614	Jitender Saini	3,741.00	3,283.00	4,197.00	0.00	09/17/2014	06/16/2019		0.00

Page 12 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-1602	lta15	850.00	t0190989	Aaron Boynton	2,793.00	2,821.00	500.00	0.00	06/24/2017	05/23/2019		0.00
W-1603	lta14	825.00	VACANT	VACANT	2,868.00	0.00	0.00	0.00				0.00
W-1604	lta11	785.00	t0150935	Hui Deng	2,803.00	2,751.00	500.00	0.00	04/15/2017	04/14/2020		0.00
W-1605	ltb23	1,145.00	t0377013	Omar Armstrong	3,746.00	3,634.00	500.00	0.00	09/09/2018	10/08/2019		0.00
W-1606	lta12	800.00	t0218073	Ruiting Wang	2,925.00	2,855.00	500.00	0.00	08/17/2017	08/16/2019		0.00
W-1607	lta16	855.00	t0379050	Julia Dioguardi	2,888.00	2,642.00	1,000.00	0.00	08/25/2018	08/24/2019		0.00
W-1608	ltts1	685.00	t0205216	Matthew Klinger	2,303.00	2,330.00	500.00	0.00	08/12/2017	08/11/2019		0.00
W-1609	ltb24	1,190.00	t0000702	Sarmad Uddin	4,041.00	3,530.00	1,000.00	0.00	03/24/2015	07/23/2019		0.00
W-1610	lta17	900.00	t0217225	William Oliver	3,068.00	2,932.00	500.00	0.00	09/09/2017	09/08/2019		0.00
W-1611	lta13	810.00	t0000619	Paresh Nag	2,963.00	2,399.00	1,000.00	0.00	11/22/2014	12/21/2019		0.00
W-1612	ltb22	1,145.00	t0032945	Sumit Bijpuria	4,051.00	3,945.00	500.00	0.00	08/27/2016	09/26/2019		0.00
W-1701	ltb21	1,070.00	t0000909	Lisa Panchal	3,756.00	3,890.00	500.00	0.00	06/20/2016	07/19/2019	07/19/2019	0.00
W-1702	lta15	850.00	t0258137	Sabrina Szriftgiser	2,803.00	2,748.00	1,000.00	0.00	01/17/2018	01/16/2020		0.00
W-1703	lta14	825.00	t0371464	Flavia Brina	2,878.00	2,818.00	2,818.00	0.00	06/30/2018	06/29/2019		0.00
W-1704	lta11	785.00	t0320715	Matthew Wells	2,688.00	2,784.00	1,000.00	0.00	05/17/2018	08/16/2019		0.00
W-1705	ltb23	1,145.00	t0327488	Virginia Goad	3,761.00	3,364.00	1,000.00	0.00	06/11/2018	06/10/2019		0.00
W-1706	lta12	800.00	t0066342	Milood Khan	2,935.00	2,721.00	2,591.00	0.00	10/30/2016	09/29/2019		0.00
W-1707	lta16	855.00	VACANT	VACANT	3,023.00	0.00	0.00	0.00				0.00
W-1708	ltts1	685.00	VACANT	VACANT	2,738.00	0.00	0.00	0.00				0.00
W-1709	ltb24	1,190.00	t0215819	Parag Joshi	4,056.00	3,781.00	1,000.00	0.00	09/01/2018	08/31/2019		0.00
W-1710	lta17	900.00	t0012827	Kati Bynon	3,078.00	2,865.00	500.00	0.00	09/28/2016	10/27/2019		0.00
W-1711	lta13	810.00	t0225417	Jeevan Gregory S	2,973.00	2,913.00	0.00	0.00	04/25/2019	07/24/2020		0.00
W-1712	ltb22	1,145.00	t0000865	Miao Wei	4,066.00	3,654.00	500.00	0.00	01/30/2016	01/29/2020		0.00
W-1801	ltb21	1,070.00	t0000381	Deanna Hernande	3,771.00	3,538.00	1,000.00	0.00	03/04/2012	06/30/2019		0.00
W-1802	lta15	850.00	t0000486	Brian Clarke	2,818.00	2,559.00	3,343.50	0.00	12/07/2013	12/06/2019		0.00
W-1803	lta14	825.00	t0286045	Kyle Moeller	2,893.00	2,699.00	1,000.00	0.00	04/13/2018	01/12/2020		0.00
W-1804	lta11	785.00	t0233690	Jeremy Ross	2,828.00	2,552.00	500.00	0.00	11/01/2017	10/31/2019		0.00
W-1805	ltb23	1,145.00	t0369374	Amori Langstaff	3,776.00	3,617.00	1,000.00	0.00	08/07/2018	11/06/2019		0.00
W-1806	lta12	800.00	t0000599	Stephen Salbod	2,945.00	2,786.00	1,000.00	0.00	09/08/2014	05/07/2019		0.00
W-1807	lta16	855.00	t0378011	Lisa Hurckes	3,033.00	2,688.00	1,000.00	0.00	07/18/2018	07/17/2019		0.00
W-1808	ltts1	685.00	t0000525	Christopher Bolus	2,323.00	2,354.00	1,000.00	0.00	03/07/2014	06/30/2019		0.00
W-1809	ltb24	1,190.00	t0248700	Khushboo Surana	4,071.00	3,680.00	1,000.00	0.00	11/10/2017	11/09/2019		0.00
W-1810	lta17	900.00	t0395593	Stephen Pattinsor	3,088.00	3,277.00	1,000.00	0.00	09/04/2018	12/03/2019		0.00

Page 13 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-1811	lta13	810.00	t0000325	Carol Rupnow	2,858.00	3,010.00	2,135.00	0.00	12/08/2005	06/13/2019		0.00
W-1812	ltb22	1,145.00	t0000453	Yucong Li	4,081.00	3,943.00	4,917.00	0.00	06/20/2013	07/17/2019		-6.00
W-1901	ltb21	1,070.00	t0000856	En Shao Lu	3,786.00	3,485.00	500.00	0.00	01/23/2016	01/22/2020		0.00
W-1902	lta15	850.00	t0218368	Davide Casale	2,828.00	2,754.00	500.00	0.00	09/12/2017	10/11/2019		0.00
W-1903	lta14	825.00	t0000509	George Da Silva	2,903.00	2,829.00	1,000.00	0.00	02/27/2014	06/26/2019		1,648.00
W-1904	lta11	785.00	t0304721	Sharla Carey	2,838.00	3,032.00	1,000.00	0.00	04/26/2018	04/25/2019		0.00
W-1905	ltb23	1,145.00	t0467230	Matthew Early	3,791.00	3,787.00	500.00	0.00	12/19/2018	03/18/2020		0.00
W-1906	lta12	800.00	t0217734	David Rubio	2,955.00	2,862.00	500.00	0.00	08/24/2017	08/23/2019		0.00
W-1907	lta16	855.00	t0000512	Kunal Verma	3,043.00	2,774.00	1,000.00	0.00	03/07/2014	04/01/2020		0.70
W-1908	ltts1	685.00	t0450493	Leyla Jafarova	2,333.00	2,337.00	1,168.50	0.00	11/03/2018	11/02/2019		0.00
W-1909	ltb24	1,190.00	t0000326	Oliver Schwarz	4,086.00	4,265.00	2,785.00	0.00	06/12/2004	03/31/2020		0.00
W-1910	lta17	900.00	t0220444	Darlene Veloso	3,098.00	2,867.00	1,000.00	0.00	03/20/2019	06/19/2020		10.00
W-1911	lta13	810.00	t0468831	Vilas Mhatre	2,993.00	2,893.00	500.00	0.00	01/26/2019	02/25/2020		0.00
W-1912	ltb22	1,145.00	t0199520	Olga Bilukhta	4,221.00	3,832.00	1,000.00	0.00	10/18/2017	10/15/2019		0.00
W-2001	ltb21	1,070.00	t0000617	Pablo Ferrari	3,801.00	3,447.00	1,000.00	0.00	10/10/2014	07/09/2019		-0.01
W-2002	lta15	850.00	t0000803	Fouad Banisadegl	2,838.00	2,633.00	500.00	0.00	10/11/2015	05/10/2019	05/10/2019	0.00
W-2003	lta14	825.00	t0008177	Gillian Rummler	2,913.00	2,588.00	500.00	0.00	09/07/2016	06/06/2019		0.00
W-2004	lta11	785.00	t0108642	Yuchen Su	2,848.00	2,691.00	500.00	0.00	01/25/2017	01/24/2020		0.00
W-2005	ltb23	1,145.00	t0088586	Guilhermo Marque	3,806.00	3,369.00	500.00	0.00	12/26/2016	12/25/2019		0.00
W-2006	lta12	800.00	t0005075	Justyn Volesko	3,165.00	3,149.00	500.00	0.00	06/18/2016	08/17/2019		0.00
W-2007	lta16	855.00	t0217468	Dyland Xue	3,128.00	2,805.00	1,000.00	0.00	12/02/2018	03/01/2020		0.00
W-2008	ltts1	685.00	t0000413	Steven Carey	2,343.00	2,592.00	1,000.00	0.00	11/16/2012	11/11/2019	05/08/2019	-64.57
W-2009	ltb24	1,190.00	t0000885	Joshua Carroll	4,301.00	3,910.00	500.00	0.00	03/02/2016	07/01/2019		0.00
W-2010	lta17	900.00	t0000376	Shrirang Deshmul	2,983.00	2,855.00	3,553.50	0.00	10/03/2011	03/25/2020		0.00
W-2011	lta13	810.00	t0391394	Geethaanjali Karu	3,003.00	3,146.00	1,000.00	0.00	07/27/2018	08/26/2019		0.00
W-2012	ltb22	1,145.00	t0000359	Justyn Volesko	3,986.00	3,945.00	500.00	0.00	02/17/2011	08/12/2019		0.00
W-2101	ltb21	1,070.00	t0429586	Jamie Kleiner	3,816.00	3,541.00	500.00	0.00	09/02/2018	10/01/2019		0.00
W-2102	lta15	850.00	t0280562	Dana Mathews	2,848.00	2,674.00	1,000.00	0.00	02/19/2018	02/18/2020		-66.00
W-2103	lta14	825.00	t0211180	Robert Sequeira	2,923.00	2,798.00	500.00	0.00	08/29/2017	08/27/2019		0.00
W-2104	lta11	785.00	t0406738	Kaushal Patel	2,858.00	2,705.00	1,000.00	0.00	08/24/2018	09/23/2019		0.00
W-2105	ltb23	1,145.00	t0250645	Adnan Osman	3,821.00	3,432.00	3,342.00	0.00	11/26/2017	11/24/2019		0.00
W-2106	lta12	800.00	t0221919	PRANDEEP GOGC	3,050.00	2,980.00	1,000.00	0.00	02/27/2019	02/26/2020		0.00
W-2107	lta16	855.00	t0162183	Nicholas Patrick	3,263.00	3,486.00	500.00	0.00	06/20/2017	07/19/2019		0.00

Page 14 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-2108	ltts1	685.00	t0000583	Ebele Mora	2,353.00	2,500.00	1,000.00	0.00	09/24/2014	09/23/2019		0.00
W-2109	ltb24	1,190.00	t0364183	Priyank Khandelw	4,191.00	3,939.00	1,000.00	0.00	06/21/2018	06/20/2019		0.00
W-2110	lta17	900.00	t0431720	Richard Davis	2,993.00	2,779.00	1,000.00	0.00	11/07/2018	11/06/2019		0.00
W-2111	lta13	810.00	t0250904	Bryan Kobel	3,013.00	3,216.00	3,169.00	0.00	12/17/2017	12/16/2019		360.90
W-2112	ltb22	1,145.00	t0219041	Jacqueline Lasher	4,126.00	4,065.00	1,000.00	0.00	01/30/2019	03/29/2020		0.00
W-2201	ltb21	1,070.00	t0000886	George McWilliam	3,831.00	3,360.00	500.00	0.00	04/28/2016	06/27/2019		0.00
W-2202	lta15	850.00	t0441600	Ioannis Giokas	2,853.00	2,435.00	1,000.00	0.00	10/15/2018	12/14/2019		0.00
W-2203	lta14	825.00	t0282628	Kaifu Wang	2,928.00	2,646.00	1,000.00	0.00	01/26/2018	02/25/2020		0.00
W-2204	lta11	785.00	t0064971	Eliza Truscott	2,863.00	2,686.00	500.00	0.00	11/27/2016	11/26/2019		0.00
W-2205	ltb23	1,145.00	t0218303	James MacKenzie	3,836.00	3,950.00	1,000.00	0.00	01/10/2019	01/09/2020		0.02
W-2206	lta12	800.00	t0217513	Weichert Corpora	2,935.00	2,957.00	1,000.00	0.00	12/22/2018	12/21/2019		0.00
W-2207	lta16	855.00	t0000365	Dave Cartine	3,023.00	2,978.00	500.00	0.00	08/01/2011	06/23/2019		0.00
W-2208	ltts1	685.00	t0000638	Rosa Kim	2,363.00	2,300.00	1,000.00	0.00	01/04/2015	05/03/2019		0.00
W-2209	ltb24	1,190.00	t0439932	Swapnil Mahajan	4,206.00	3,503.00	1,000.00	0.00	10/20/2018	11/19/2019		0.00
W-2210	lta17	900.00	t0000329	Rick Collins	3,003.00	2,697.00	0.00	0.00	01/07/2004	05/02/2019		0.00
W-2211	lta13	810.00	t0459109	Kenneth Marks	3,023.00	3,177.00	1,000.00	0.00	11/24/2018	06/23/2019		0.00
W-2212	ltb22	1,145.00	t0000691	Rolando Ricardez	4,141.00	3,813.00	1,000.00	0.00	04/25/2015	04/24/2019		0.00
W-2301	ltb21	1,070.00	t0137365	Oasis Corporate H	3,846.00	3,997.00	1,000.00	0.00	05/11/2017	05/10/2019		0.00
W-2302	lta15	850.00	t0459741	Seth Young	2,863.00	2,610.00	1,000.00	0.00	12/01/2018	02/29/2020		0.00
W-2303	lta14	825.00	t0000331	Rick Gilbert	2,813.00	2,697.00	500.00	0.00	01/19/2009	05/13/2019		0.00
W-2304	lta11	785.00	t0000567	Alex Maffeo	2,873.00	2,843.00	1,000.00	0.00	06/18/2014	08/17/2019		0.00
W-2305	ltb23	1,145.00	t0000332	Tyler Petrovich	3,726.00	3,554.00	500.00	0.00	06/29/2010	07/20/2019		-0.30
W-2306	lta12	800.00	t0460301	Anjalee Daryani	3,070.00	2,818.00	1,000.00	0.00	12/14/2018	02/13/2020		0.00
W-2307	lta16	855.00	t0221809	sudhanshu badhv	3,158.00	3,017.00	1,000.00	0.00	04/08/2019	04/07/2020		0.00
W-2308	ltts1	685.00	t0000333	Alternative Busine	2,248.00	2,465.00	500.00	0.00	03/19/2010	05/09/2019		0.00
W-2309	ltb24	1,190.00	t0426694	Monil Shah	4,221.00	3,986.00	1,000.00	0.00	08/25/2018	09/24/2019		0.00
W-2310	lta17	900.00	t0000334	Warachal Faison	3,013.00	2,960.00	500.00	0.00	12/22/2008	12/13/2019		0.00
W-2311	lta13	810.00	t0008150	Michael Lebovitz	3,033.00	2,823.00	500.00	0.00	07/21/2016	08/20/2019	05/31/2019	0.00
W-2312	ltb22	1,145.00	t0167152	Kristen Balderstor	4,156.00	4,149.00	500.00	0.00	07/01/2017	07/31/2019		0.00
W-2401	ltb21	1,070.00	t0444067	Sravanthi Budama	3,861.00	3,398.00	1,000.00	0.00	10/06/2018	10/05/2019		0.00
W-2402	lta15	850.00	t0060578	Pankhuri Gupta	2,878.00	2,740.00	500.00	0.00	10/16/2016	09/15/2019		-40.00
W-2403	lta14	825.00	t0429491	Emily Harvey	2,953.00	2,779.00	1,000.00	0.00	09/21/2018	11/20/2019		0.00
W-2404	lta11	785.00	t0086659	Vamsi Patchamatl	2,763.00	2,608.00	500.00	0.00	02/10/2017	02/09/2020		0.00

Page 15 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-2405	ltb23	1,145.00	t0327729	Linnan Wang	3,866.00	3,469.00	1,000.00	0.00	05/29/2018	06/28/2019		-100.00
W-2406	lta12	800.00	t0217905	Weichert Corpora	3,080.00	3,034.00	1,000.00	0.00	12/26/2018	02/25/2020		0.00
W-2407	lta16	855.00	t0033159	John Pineda	3,168.00	2,995.00	500.00	0.00	09/09/2016	05/09/2019		0.00
W-2408	ltts1	685.00	t0200951	John McGuinness	2,508.00	2,470.00	1,000.00	0.00	12/23/2017	12/22/2019		-17.58
W-2409	ltb24	1,190.00	t0000367	Gerardo Padierna	4,236.00	3,750.00	500.00	0.00	08/08/2011	03/30/2020		0.00
W-2410	lta17	900.00	t0382917	Sarah Harb	3,148.00	3,278.00	1,000.00	0.00	07/21/2018	08/20/2019		0.00
W-2411	lta13	810.00	t0434287	Ratish Dalvi	3,043.00	3,053.00	1,000.00	0.00	09/29/2018	10/28/2019		0.00
W-2412	ltb22	1,145.00	t0029264	Huseyin Sanalan	4,171.00	3,772.00	500.00	0.00	02/07/2017	02/06/2020		0.00
W-2501	ltb21	1,070.00	t0000337	Hongwu Ouyang	3,751.00	3,536.00	2,680.00	0.00	08/16/2004	09/25/2019		30.00
W-2502	lta15	850.00	t0153139	Christine Russell	2,888.00	2,831.00	500.00	0.00	04/15/2017	04/14/2020		0.00
W-2503	lta14	825.00	t0441901	Michail Boloudaki:	2,838.00	2,460.00	1,000.00	0.00	10/29/2018	10/28/2019		0.00
W-2504	lta11	785.00	t0032503	Nidhi Puneeth Sh	2,898.00	2,800.00	500.00	0.00	08/20/2016	08/19/2019		0.00
W-2505	ltb23	1,145.00	VACANT	VACANT	3,881.00	0.00	0.00	0.00				0.00
W-2506	lta12	800.00	t0347288	Caroline Saldanha	3,090.00	2,967.00	1,000.00	0.00	05/18/2018	06/17/2019		0.00
W-2507	lta16	855.00	t0255306	Thomas Dornellas	3,178.00	2,875.00	500.00	0.00	11/25/2017	12/24/2019		0.00
W-2508	ltts1	685.00	t0000366	Rahul Merwah	2,393.00	2,708.00	3,174.00	0.00	07/17/2011	06/12/2019		0.00
W-2509	ltb24	1,190.00	t0000339	Rajni Chugh	4,251.00	3,837.00	500.00	0.00	02/08/2010	07/01/2019		0.00
W-2510	lta17	900.00	t0000423	Judy Bucklen	3,158.00	3,240.00	1,000.00	0.00	04/05/2013	06/04/2019	06/04/2019	0.00
W-2511	lta13	810.00	t0002119	David Angulo	3,053.00	3,159.00	500.00	0.00	05/04/2016	06/03/2019	06/07/2019	0.00
W-2512	ltb22	1,145.00	t0000759	Bryan Parker	4,186.00	3,855.00	0.00	0.00	08/01/2015	07/31/2019		0.00
W-2601	ltb21	1,070.00	t0326902	Wei Fang	3,891.00	3,715.00	1,000.00	0.00	07/05/2018	07/04/2019		0.00
W-2602	lta15	850.00	t0221396	William Hudson	2,898.00	2,807.00	1,000.00	0.00	03/29/2019	06/28/2020		0.00
W-2603	lta14	825.00	t0000902	Pankaj Amin	3,098.00	2,615.00	500.00	0.00	03/22/2016	07/21/2019		0.00
W-2604	lta11	785.00	t0151082	John Murillo	2,908.00	2,865.00	500.00	0.00	04/15/2017	04/14/2020		0.00
W-2605	ltb23	1,145.00	t0274490	Lindsay Delutis	3,896.00	3,575.00	1,000.00	0.00	01/03/2018	01/02/2020		0.00
W-2606	lta12	800.00	t0000523	Thomas Stephan	3,100.00	2,943.00	3,853.50	0.00	04/07/2014	12/06/2019		-0.06
W-2607	lta16	855.00	t0405648	Alan Borges Schu	3,188.00	3,151.00	1,000.00	0.00	08/28/2018	10/27/2019	06/08/2019	0.00
W-2608	ltts1	685.00	t0311181	Sahil Verma	2,403.00	2,259.00	1,000.00	0.00	03/30/2018	06/29/2019	06/29/2019	0.00
W-2609	ltb24	1,190.00	t0053551	Don Anderson	4,266.00	4,268.00	500.00	0.00	09/13/2016	04/12/2019	04/28/2019	1,036.53
W-2610	lta17	900.00	t0214517	Li Wei	3,168.00	3,033.00	500.00	0.00	09/14/2017	09/13/2019		-306.72
W-2611	lta13	810.00	t0218990	Harish Sidaganah	3,063.00	3,228.00	1,000.00	0.00	01/12/2019	07/11/2019		0.00
W-2612	ltb22	1,145.00	t0223539	SERPIL UYSAL	4,201.00	4,120.00	4,120.00	0.00	04/01/2019	03/31/2020		0.00
W-2701	ltb21	1,070.00	t0000900	Elkin Serna	3,906.00	3,580.00	500.00	0.00	06/25/2016	07/24/2019		0.00

Page 16 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-2702	lta15	850.00	t0086376	Matthew Cohen	2,908.00	2,783.00	500.00	0.00	01/28/2017	02/27/2020		0.00
W-2703	lta14	825.00	t0164112	Elham Mohamma	2,983.00	2,900.00	500.00	0.00	05/26/2017	06/25/2019		0.00
W-2704	lta11	785.00	t0377523	DeWayne Hiebert	2,918.00	2,573.00	1,000.00	0.00	06/30/2018	07/29/2019		0.00
W-2705	ltb23	1,145.00	t0222983	Rama Reddy	3,911.00	3,735.00	1,000.00	0.00	03/16/2019	04/15/2020		0.00
W-2706	lta12	800.00	t0000543	Dharma Home Su	3,110.00	3,239.00	1,000.00	0.00	05/13/2014	07/12/2019		0.00
W-2707	lta16	855.00	t0219771	Maria Quizon	3,198.00	3,132.00	1,000.00	0.00	02/23/2019	03/22/2020		0.00
W-2708	ltts1	685.00	t0218451	Michael Hales	2,413.00	2,531.00	1,000.00	0.00	02/07/2019	03/06/2020		0.00
W-2709	ltb24	1,190.00	t0380546	Amelia Albright	4,706.00	4,720.00	1,000.00	0.00	07/07/2018	10/06/2019		0.00
W-2710	lta17	900.00	t0196078	Vidhyulata Mathe	3,178.00	3,001.00	500.00	0.00	06/29/2017	05/28/2019		0.00
W-2711	lta13	810.00	t0052280	Lawrence Bacher	3,073.00	2,852.00	500.00	0.00	10/23/2016	05/22/2019		0.00
W-2712	ltb22	1,145.00	t0269202	Kelly McDonald	4,091.00	3,883.00	1,000.00	0.00	02/10/2018	02/09/2020		0.00
W-2801	ltb21	1,070.00	t0000700	Tanuj Kala	3,921.00	3,415.00	1,000.00	0.00	05/20/2015	07/19/2019		0.00
W-2802	lta15	850.00	t0223237	Karan Kataria	2,913.00	2,983.00	2,983.00	0.00	03/16/2019	01/15/2020		0.00
W-2803	lta14	825.00	t0000342	Alternative Busine	2,863.00	2,998.00	500.00	0.00	06/26/2008	07/31/2019		0.00
W-2804	lta11	785.00	t0217854	Kimberly Robb	2,923.00	3,225.00	3,225.00	0.00	12/27/2018	05/26/2019	05/29/2019	0.00
W-2805	ltb23	1,145.00	t0447113	Stephanie Crudele	3,926.00	3,463.00	1,000.00	0.00	11/28/2018	02/27/2020		0.00
W-2806	lta12	800.00	t0223558	Rhea Kamal	3,120.00	3,160.00	1,000.00	0.00	03/29/2019	03/28/2020		0.00
W-2807	lta16	855.00	t0294247	Jeanette Sanders	3,333.00	3,296.00	1,000.00	0.00	02/20/2018	01/19/2020		0.00
W-2808	ltts1	685.00	t0000871	Mirza Baig	2,423.00	2,475.00	500.00	0.00	02/04/2016	03/03/2020		-5.49
W-2809	ltb24	1,190.00	t0000344	Cathy Obradovich	4,171.00	4,075.00	500.00	0.00	10/25/2010	06/20/2019		0.00
W-2810	lta17	900.00	t0000375	Laura McNally	3,188.00	3,056.00	500.00	0.00	11/30/2011	11/25/2019		0.00
W-2811	lta13	810.00	t0467658	Marion Julmis	3,083.00	2,983.00	500.00	0.00	01/27/2019	02/26/2020		0.00
W-2812	ltb22	1,145.00	t0209918	Wenkai Bradshaw	4,781.00	4,439.00	1,000.00	0.00	07/01/2018	09/30/2019		0.00
W-2901	ltb21	1,070.00	t0470845	Megan Leisinger	4,061.00	4,075.00	1,000.00	0.00	12/27/2018	12/26/2019		0.00
W-2902	lta15	850.00	t0000463	John Thomopoulc	2,923.00	2,773.00	1,000.00	0.00	08/23/2013	06/22/2019		-40.89
W-2903	lta14	825.00	t0000345	Grayson Burt	2,998.00	2,830.00	2,465.00	0.00	04/14/2007	08/28/2019		0.00
W-2904	lta11	785.00	t0349635	Jeff Kozloff	2,808.00	2,763.00	1,000.00	0.00	05/30/2018	04/29/2019		0.00
W-2905	ltb23	1,145.00	t0012932	Maria Gregorius	3,941.00	3,258.00	1,000.00	0.00	09/14/2016	04/13/2019		0.00
W-2906	lta12	800.00	VACANT	VACANT	3,130.00	0.00	0.00	0.00				0.00
W-2907	lta16	855.00	t0459012	Valerie Williams	3,218.00	2,895.00	1,000.00	0.00	11/09/2018	02/08/2020		0.00
W-2908	ltts1	685.00	t0000649	Jungsoo Bux	2,433.00	2,312.00	1,000.00	0.00	11/25/2014	12/24/2019		0.00
W-2909	ltb24	1,190.00	t0345629	Howard Gilman	4,311.00	4,106.00	500.00	0.00	05/20/2018	08/19/2019		0.00
W-2910	lta17	900.00	t0000793	Stephen Lank	3,198.00	3,300.00	1,000.00	0.00	09/28/2015	06/27/2019		0.00

Page 17 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-2911	lta13	810.00	t0000569	Robert Hanney	3,093.00	3,217.00	1,000.00	0.00	07/04/2014	07/03/2019		0.00
W-2912	ltb22	1,145.00	t0000349	Clifford Ribaudo	4,246.00	4,200.00	0.00	0.00	09/04/2004	03/31/2020		-45.00
W-3001	ltb21	1,070.00	t0432736	DEEPAK MADHRA	3,951.00	3,697.00	1,000.00	0.00	09/04/2018	09/03/2019		0.00
W-3002	lta15	850.00	t0283415	Maunil Sanghavi	2,938.00	2,632.00	1,000.00	0.00	02/22/2018	03/21/2020		0.00
W-3003	lta14	825.00	VACANT	VACANT	3,013.00	0.00	0.00	0.00				0.00
W-3004	lta11	785.00	t0000510	Cynthia Steinle	2,948.00	2,770.00	1,000.00	0.00	01/22/2014	05/16/2019		0.00
W-3005	ltb23	1,145.00	VACANT	VACANT	3,956.00	0.00	0.00	0.00				0.00
W-3006	lta12	800.00	t0029563	Christine Sendelsl	3,140.00	2,902.00	500.00	0.00	08/14/2016	09/13/2019		0.00
W-3007	lta16	855.00	t0375409	Jayne Camerino	3,228.00	2,996.00	500.00	0.00	08/03/2018	11/02/2019		0.00
W-3008	ltts1	685.00	t0000360	John Kelly	2,318.00	2,552.00	500.00	0.00	03/25/2011	06/15/2019		0.00
W-3009	ltb24	1,190.00	t0368947	Howard Weiss	4,451.00	4,339.00	1,000.00	0.00	08/10/2018	08/09/2019		0.00
W-3010	lta17	900.00	VACANT	VACANT	3,208.00	0.00	0.00	0.00				0.00
W-3011	lta13	810.00	t0401203	Brandon Hensley	3,103.00	3,292.00	1,000.00	0.00	09/13/2018	09/12/2019		0.00
W-3012	ltb22	1,145.00	t0212178	Anthony Walker	4,386.00	4,640.00	1,000.00	0.00	08/26/2018	11/25/2019		0.00
W-3101	ltb21	1,070.00	t0004579	Luyu Cheng	4,091.00	3,908.00	500.00	0.00	05/18/2016	06/17/2019	06/17/2019	0.00
W-3102	lta15	850.00	t0214313	Sean Jasiukiewicz	2,948.00	2,875.00	500.00	0.00	10/01/2017	10/31/2019		0.00
W-3103	lta14	825.00	t0000350	Alternative Busine	2,898.00	3,020.00	500.00	0.00	06/26/2008	09/17/2019		0.00
W-3104	lta11	785.00	t0000351	Alternative Busine	2,958.00	3,086.00	500.00	0.00	07/06/2008	08/27/2019		0.00
W-3105	ltb23	1,145.00	VACANT	VACANT	3,971.00	0.00	0.00	0.00				0.00
W-3106	lta12	800.00	t0000499	Matthias Bachmaı	3,150.00	2,891.00	3,609.00	0.00	11/22/2013	08/21/2019		0.00
W-3107	lta16	855.00	t0000863	Danielle Connard	3,238.00	2,790.00	500.00	0.00	02/01/2016	02/29/2020		0.00
W-3108	ltts1	685.00	t0000352	Kumiko Yamasaki	2,328.00	2,575.00	1,905.00	0.00	02/15/2004	09/06/2019		0.00
W-3109	ltb24	1,190.00	t0221211	Stefanie Adjekum	4,341.00	4,283.00	1,000.00	0.00	02/05/2019	02/04/2020		0.00
W-3110	lta17	900.00	VACANT	VACANT	3,218.00	0.00	0.00	0.00				0.00
W-3111	lta13	810.00	t0000742	Jeffrey Minck	3,113.00	3,153.00	1,000.00	0.00	07/17/2015	08/16/2019		0.00
W-3112	ltb22	1,145.00	t0053569	Ronan Murphy	4,276.00	4,186.00	500.00	0.00	09/21/2016	08/20/2019		0.00
W-3201	ltb21	1,070.00	t0266387	Wang-Yu Kao	3,981.00	3,737.00	1,000.00	0.00	03/02/2018	03/01/2020		0.00
W-3202	lta15	850.00	MODEL	MODEL	2,833.00	0.00	0.00	0.00				0.00
W-3203	lta14	825.00	t0024161	Sarah Cole	3,033.00	2,820.00	500.00	0.00	11/05/2016	09/04/2019		3,172.00
W-3204	lta11	785.00	t0000823	Michael Ratajczak	3,128.00	2,800.00	500.00	0.00	12/01/2015	12/31/2019		0.00
W-3205	ltb23	1,145.00	t0168031	Kostiantyn Rozum	3,986.00	4,020.00	3,961.00	0.00	07/08/2017	07/07/2019		0.00
W-3206	lta12	800.00	t0430663	Edward Mahalidge	3,160.00	3,079.00	500.00	0.00	08/30/2018	06/30/2019		17.00
W-3207	lta16	855.00	t0002152	Algarve Entertain	3,248.00	3,174.00	500.00	0.00	07/25/2016	08/24/2019		0.00

Page 18 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-3208	ltts1	685.00	t0098591	Jeffrey Pickering	2,463.00	2,645.00	500.00	0.00	12/27/2016	12/26/2019		0.00
W-3209	ltb24	1,190.00	t0000400	Zofia Burbano	4,356.00	4,377.00	1,000.00	0.00	08/07/2012	03/06/2020		-88.00
W-3210	lta17	900.00	t0428916	Timo Diekmann	3,228.00	3,093.00	3,093.00	0.00	10/11/2018	12/10/2019		0.00
W-3211	lta13	810.00	t0218633	Paras Sehdev	3,123.00	3,161.00	500.00	0.00	08/25/2017	07/24/2019		0.00
W-3212	ltb22	1,145.00	VACANT	VACANT	4,291.00	0.00	0.00	0.00				0.00
W-3301	ltb21	1,070.00	t0323909	Fredrick Davidson	4,121.00	3,945.00	1,000.00	0.00	05/04/2018	07/03/2019		0.00
W-3302	lta15	850.00	t0163078	Jeremy Rothstein	2,968.00	2,996.00	500.00	0.00	05/09/2017	06/08/2019		0.00
W-3303	lta14	825.00	t0033994	Yixin Che	3,043.00	2,919.00	2,820.00	0.00	09/02/2016	09/01/2019		0.00
W-3304	lta11	785.00	t0002170	Dharma Home Su	2,978.00	2,879.00	1,000.00	0.00	06/27/2016	06/26/2019		0.00
W-3305	ltb23	1,145.00	t0331206	Tom Woodring	4,126.00	3,950.00	500.00	0.00	04/27/2018	05/26/2019	06/25/2019	0.00
W-3306	lta12	800.00	t0000738	Owen Henderson	3,170.00	3,266.00	1,000.00	0.00	07/01/2015	07/31/2019		3,529.20
W-3307	lta16	855.00	t0000353	Monica Giunco	3,133.00	2,986.00	500.00	0.00	02/09/2011	04/30/2019		-275.00
W-3308	ltts1	685.00	t0231431	CHUN-HAN Huang	2,473.00	2,664.00	2,638.00	0.00	08/31/2017	04/30/2019	04/30/2019	0.00
W-3309	ltb24	1,190.00	t0000906	Sewon Kim	4,371.00	4,130.00	500.00	0.00	04/04/2016	08/03/2019		0.00
W-3310	lta17	900.00	t0000867	Kelly Jarosz	3,363.00	3,102.00	500.00	0.00	03/01/2016	06/30/2019		0.00
W-3311	lta13	810.00	t0441863	Jiatao Gu	3,133.00	2,755.00	1,000.00	0.00	10/01/2018	12/31/2019		0.00
W-3312	ltb22	1,145.00	t0221758	Siddharth Agarwa	4,306.00	4,260.00	0.00	0.00	04/06/2019	07/05/2020		4,587.50
W-3401	ltb21	1,070.00	VACANT	VACANT	4,136.00	0.00	0.00	0.00				0.00
W-3402	lta15	850.00	t0000817	Daniela Pondeva	2,978.00	2,696.00	500.00	0.00	11/10/2015	12/09/2019		-71.32
W-3403	lta14	825.00	t0459555	Thomas Franco Jr	3,053.00	2,800.00	500.00	0.00	12/07/2018	03/06/2020		0.00
W-3404	lta11	785.00	t0217856	Kimberly Robb	2,988.00	3,333.00	3,333.00	0.00	12/27/2018	05/26/2019	05/29/2019	0.00
W-3405	ltb23	1,145.00	t0199128	Abby Jackson	4,016.00	3,669.00	1,000.00	0.00	11/22/2017	11/21/2019		-156.00
W-3406	lta12	800.00	t0455791	Mykola Veretennil	3,180.00	2,973.00	1,000.00	0.00	12/20/2018	03/19/2020		23.00
W-3407	lta16	855.00	t0345089	Kushal Bhut	3,268.00	3,431.00	1,000.00	0.00	05/09/2018	04/08/2019	05/20/2019	-798.00
W-3408	ltts1	685.00	VACANT	VACANT	2,483.00	0.00	0.00	0.00				0.00
W-3409	ltb24	1,190.00	t0405505	Matthew Price	4,386.00	3,956.00	1,000.00	0.00	10/23/2018	10/22/2019		0.00
W-3410	lta17	900.00	t0294386	Peter Bals	3,248.00	3,294.00	1,000.00	0.00	02/22/2018	01/21/2020		0.00
W-3411	lta13	810.00	t0406432	Kristi Guinness	3,143.00	3,001.00	1,000.00	0.00	08/29/2018	10/28/2019		0.00
W-3412	ltb22	1,145.00	t0171203	Georgios Koukoul	4,321.00	4,653.00	4,015.00	0.00	06/20/2017	05/19/2019	05/19/2019	-2,870.23
W-3501	ltb21	1,070.00	VACANT	VACANT	4,181.00	0.00	0.00	0.00				0.00
W-3502	lta15	850.00	t0216399	Pacific Asset Mana	3,018.00	2,686.00	1,000.00	0.00	09/25/2018	11/24/2019		-0.80
W-3503	lta14	825.00	t0000557	Robert Merritt	3,093.00	3,235.00	1,000.00	0.00	06/02/2014	07/01/2019		0.00
W-3504	lta11	785.00	t0000737	Alternative Busine	3,028.00	3,152.00	1,000.00	0.00	06/15/2015	08/10/2019		0.00

Page 19 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
W-3505	ltb23	1,145.00	t0256326	James Nocito II	4,061.00	4,038.00	500.00	0.00	11/24/2017	12/23/2019		0.00
W-3506	lta12	800.00	t0216378	Lingkai Zeng	3,220.00	2,802.00	1,000.00	0.00	11/14/2018	11/13/2019		0.00
W-3507	lta16	855.00	t0000594	Leslie Marable	3,308.00	3,506.00	1,000.00	0.00	09/02/2014	02/01/2020		0.00
W-3508	ltts1	685.00	t0000753	Tiffany Cantell	2,398.00	2,877.00	1,000.00	0.00	08/10/2015	03/09/2020		-34.99
W-3509	ltb24	1,190.00	t0324673	Amit Wadhawan	4,431.00	3,992.00	1,000.00	0.00	05/22/2018	05/21/2019		0.00
W-3510	lta17	900.00	t0000371	Daniel Morales	3,163.00	3,007.00	500.00	0.00	08/15/2011	11/07/2019		0.00
W-3511	lta13	810.00	t0000357	Carol Hill	3,058.00	3,162.00	0.00	0.00	03/13/2004	08/02/2019		-55.96
W-3512	ltb22	1,145.00	t0000399	Ziad Sifri	4,366.00	4,085.00	1,000.00	0.00	06/09/2012	07/08/2019		-0.06
W-3601	ltb2p1	1,290.00	t0253504	Thomas Ryan	5,321.00	5,071.00	1,000.00	0.00	11/07/2017	11/20/2018		0.00
W-3602	ltb2p4	1,565.00	t0000892	Joseph Yacovone	5,321.00	5,069.00	500.00	0.00	06/01/2016	09/30/2019		-1.00
W-3603	ltb2p2	1,345.00	t0457832	Hollin Calloway	5,521.00	5,418.00	1,000.00	0.00	11/26/2018	02/25/2020		0.00
W-3604	lta1p2	800.00	t0000358	Thomas Naylor	3,148.00	3,189.00	2,790.00	0.00	07/08/2006	09/28/2019		0.00
W-3605	lta1p1	725.00	t0000660	Jonathan Clouser	3,168.00	3,004.00	1,000.00	0.00	12/12/2014	04/21/2020		120.00
W-3606	lta1p3	845.00	t0224552	Vasileios Stachtos	3,223.00	3,014.00	500.00	0.00	09/07/2017	09/06/2019		0.00
W-3607	ltb2p3	1,365.00	t0211527	Alternative Busine	4,386.00	4,791.00	1,000.00	0.00	07/16/2018	07/15/2019		0.00
W-3701	ltb2p1	1,290.00	t0207637	Sindhu Jumani	4,626.00	4,911.00	4,862.00	0.00	08/01/2017	08/31/2019		0.00
W-3702	ltb2p4	1,565.00	t0000665	Ilene Shaw	4,351.00	4,300.00	1,000.00	0.00	02/07/2015	06/06/2019		0.00
W-3703	ltb2p2	1,345.00	t0250314	John Laskas	3,976.00	3,636.00	500.00	0.00	10/27/2017	10/26/2019		0.00
W-3704	lta1p2	800.00	t0000740	Clint Graham	2,653.00	2,757.00	1,000.00	0.00	08/13/2015	06/12/2019		0.00
W-3705	lta1p1	725.00	t0341822	Vernesa Merdano	2,748.00	2,731.00	1,000.00	0.00	06/17/2018	09/16/2019		0.00
W-3706	lta1p3	845.00	t0000843	Matthew McGoldri	3,003.00	2,844.00	500.00	0.00	01/26/2016	01/25/2020		0.00
W-3707	ltb2p3	1,365.00	t0000839	Guijun Ren	4,386.00	4,351.00	500.00	0.00	01/17/2016	01/16/2020		0.00
Future Residents/Applicants												
E-1901	ltb21	1,070.00	t0226803	Patrick Quinn	3,836.00	0.00	0.00	0.00	07/01/2019	06/30/2020		200.00
E-2011	lta13	810.00	t0226076	Robert Jelinek	2,983.00	0.00	0.00	0.00	04/26/2019	07/25/2019		0.00
E-2107	lta16	855.00	t0225881	John McGinn	3,003.00	0.00	0.00	0.00	04/25/2019	04/24/2020		0.00
E-2108	ltts1	685.00	t0222668	Ruby Lee	2,333.00	0.00	0.00	0.00	04/27/2019	07/26/2020		0.00
E-2304	lta11	785.00	t0227641	Cassidy Quinn	2,953.00	0.00	0.00	0.00	06/05/2019	09/04/2020		0.00
E-2404	lta11	785.00	t0226966	Louis Davis	2,993.00	0.00	0.00	0.00	05/27/2019	05/26/2020		0.00
E-2507	lta16	855.00	t0225920	Leonel Delgadillo	3,043.00	0.00	0.00	0.00	06/27/2019	07/26/2020		0.00
E-2804	lta11	785.00	t0225321	Michael Waterfielc	3,003.00	0.00	0.00	0.00	05/25/2019	06/24/2020		-475.00
E-2807	lta16	855.00	t0223501	Dakota Wixom	2,948.00	0.00	0.00	0.00	05/27/2019	03/26/2020		0.00
E-3008	ltts1	685.00	t0225679	Francesco Varlott	2,423.00	0.00	0.00	0.00	05/31/2019	03/01/2020		0.00

Page 20 of 22

L-1

5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
E-3109	ltb24	1,190.00	t0222820	Kristopher Beever	4,241.00	0.00	0.00	0.00	05/03/2019	05/02/2020		0.00
E-3201	ltb21	1,070.00	t0226068	Christopher Moniz	4,031.00	0.00	0.00	0.00	06/01/2019	08/31/2019		0.00
E-3204	lta11	785.00	t0226246	bhavana singh	3,073.00	0.00	0.00	0.00	05/07/2019	08/06/2020		0.00
E-3401	ltb21	1,070.00	t0227115	Catherine Lushbo	4,061.00	0.00	0.00	0.00	07/01/2019	09/30/2020		0.00
W-1004	lta11	785.00	t0220845	Ranwei Guo	2,758.00	0.00	0.00	0.00	04/27/2019	04/26/2020		0.00
W-1105	ltb23	1,145.00	t0222840	Sung Ho Choi	3,686.00	0.00	0.00	0.00	05/15/2019	06/14/2020		0.00
W-1205	ltb23	1,145.00	t0227913	Bhavna Sharma	3,826.00	0.00	0.00	0.00	06/28/2019	09/27/2020		0.00
W-1404	lta11	785.00	t0223016	Arun Nair	2,788.00	0.00	0.00	0.00	04/28/2019	07/27/2020		0.00
W-1504	lta11	785.00	t0227356	Laura Strode	2,798.00	0.00	0.00	0.00	06/18/2019	06/17/2020		0.00
W-2002	lta15	850.00	t0223835	David Tancona	2,838.00	0.00	0.00	0.00	05/19/2019	08/18/2020		0.00
W-2008	ltts1	685.00	t0227031	Adam Habansky	2,343.00	0.00	0.00	0.00	06/08/2019	09/07/2020		0.00
W-2505	ltb23	1,145.00	t0223098	Yubin Liang	3,881.00	0.00	0.00	0.00	05/15/2019	08/14/2020		0.00
W-2510	lta17	900.00	t0226388	Katherine Dickins	3,158.00	0.00	0.00	0.00	06/12/2019	06/11/2020		0.00
W-2804	lta11	785.00	t0227910	Alternative Busine	2,923.00	0.00	0.00	0.00	07/15/2019	07/14/2020		0.00
W-3003	lta14	825.00	t0226311	Gerland van Acke	3,013.00	0.00	0.00	0.00	05/31/2019	08/30/2020		0.00
W-3005	ltb23	1,145.00	t0223531	Anthony Vico	3,956.00	0.00	0.00	0.00	04/25/2019	04/24/2020		0.00
W-3101	ltb21	1,070.00	t0227362	William Schipke	4,091.00	0.00	0.00	0.00	07/08/2019	08/07/2020		0.00
W-3110	lta17	900.00	t0225109	Hector Ortiz	3,218.00	0.00	0.00	0.00	05/01/2019	07/31/2020		0.00
W-3212	ltb22	1,145.00	t0225200	Moacyr Guimarae	4,291.00	0.00	0.00	0.00	04/26/2019	06/25/2020		0.00
W-3308	ltts1	685.00	t0227146	Woong-Soo Lee	2,473.00	0.00	0.00	0.00	05/12/2019	08/11/2020		0.00
W-3407	lta16	855.00	t0227747	Alan Borges Schu	3,268.00	0.00	0.00	0.00	06/08/2019	05/07/2020		0.00
W-3408	ltts1	685.00	t0223154	SCOTT SNOW	2,483.00	0.00	0.00	0.00	04/30/2019	07/29/2020		0.00
			Total	**Liberty Towers(**	**2,148,104.00**	**1,944,508.00**	**654,895.50**	**0.00**				**21,300.58**

Summary Groups	Square Footage	Market Rent	Actual Rent	Security Deposit	Other Deposits	# Of Units	% Unit Occupancy	% Sqft Occupied	Balance
Current/Notice/Vacant Residents	603,110.00	2,148,104.00	1,944,508.00	654,895.50	0.00 648.00		93.98	94.05	21,575.58
Future Residents/Applicants	28,605.00	102,716.00	0.00	0.00	0.00	32.00			-275.00
Occupied Units	567,245.00	2,018,869.00				609	93.98	94.05	
Total Non Rev Units	3,545.00	12,317.00				4	0.61	0.62	
Total Vacant Units	32,320.00	116,918.00				35	5.40	5.39	
Totals:	**603,110.00**	**2,148,104.00**	**1,944,508.00**	**654,895.50**	**0.00**	**648**	**100.00**	**100.00**	**21,300.58**

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5/1/2019 12:43 PM

Rent Roll

Liberty Towers (p0000006)

As Of = 04/25/2019

Month Year = 04/2019

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance

Page 22 of 22

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Exhibit M

Form of Tenant Estoppel Certificate

TENANT:_______________________
DATE OF LEASE: _______________________
AMENDED: _______________________
PREMISES: _______________________

To:

The undersigned hereby certifies as follows:

1.  The undersigned is the “Tenant” under the above-referenced Lease (“Lease”) covering the above-referenced Premises (“Premises”).

2.  The Lease constitutes the entire agreement between landlord under the Lease (“Landlord”) and Tenant with respect to the Premises and the Lease has not been modified or amended in any respect except as set forth above.

3.  The term of the Lease commenced on ____________, ____, and, including any presently exercised option or renewal term, will expire on ________________, 20__.  Tenant has accepted possession of the Premises and is the actual occupant in possession and has not sublet or assigned its leasehold interest except _______________.

4.  As of this date, there exists no default, nor state of facts which, with notice, the passage of time, or both, would result in a default on the part of Tenant or, to Tenant’s actual knowledge, Landlord.

5.  Tenant is currently obligated to pay annual base rental in monthly installments of $____________ per month and monthly installments of annual rental have been paid through ______________, 20__.  No other base rent has been paid in advance and Tenant has no claim or defense against Landlord under the Lease and is asserting no offsets or credits against either the rent or Landlord.  Tenant has no claim against Landlord for any security or other deposits except $____________ which was paid pursuant to the Lease.

6.  In each instance, (i) other than as may be expressly set forth in the Lease, (i) Tenant has no option or preferential right to lease or occupy additional space within the property of which the Premises are a part, (ii) Tenant has no option or preferential right to

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purchase all or any part of the Premises and (iii) Tenant has no right to renew or extend the terms of the Lease, except ________________.

7.  Tenant has made no agreements with Landlord or its agent or employees concerning free rent, partial rent, rebate of rental payments or any other type of rental or other concession except as expressly set forth in the Lease.

8.  There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

This Certificate is made to ____________________ in connection with the prospective purchase by __________________ or its nominee of the property of which the Premises are a part.  This Certificate may be relied on by _________________________ and any other party who acquires an interest in the property of which the Premises are a part in connection with such purchase (including any parties providing financing for the property).

Dated this ____ day of _________________, 2019.

___________________

By:___________________

Its:

“TENANT”

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